1940 Act File No.811-08519

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  Form N-1A


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X
                                                                -------

    Amendment No.   17  ....................................       X
                  ------                                        -------

                              FEDERATED CORE TRUST

             (Exact Name of Registrant as Specified in Charter)

                          Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                       (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                          Federated Investors Tower
                             1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779
                     (Name and Address of Agent for Service)
              (Notices should be sent to the Agent for Service)


                                  Copies To:

Matthew G. Maloney, Esquire
Dickstein Shapiro Morin & Oshinsky, LLP
2101 L. Street, NW
Washington, DC 20037


Federated Core Trust





Prospective Investor_______________________ Copy #________________________







CONFIDENTIAL PRIVATE OFFERING MEMORANDUM



FEDERATED GOVERNMENT POOL


February 28, 2006





Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY


Placement Agent
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA  15222



Do Not Copy or Circulate

FEDERATED CORE TRUST

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Federated Government Pool





CONFIDENTIAL PRIVATE OFFERING MEMORANDUM

February 28, 2006

A Confidential Statement of Additional Information (SAI) with respect to Federated Government Pool (Portfolio), a portfolio of Federated Core Trust (Trust), with the same date has been filed with the Securities and Exchange Commission (SEC), and is incorporated herein by reference. A copy of the SAI is available without charge by calling the Portfolio's placement agent at 1-800-341-7400.

Shares of the Portfolio are not deposits or obligations of any bank, and are not endorsed or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

The securities described herein are offered pursuant to an exemption from the registration requirements of the Securities Act of 1933 (1933 Act), as amended, and have not been registered with or approved or disapproved by the SEC or any other regulatory authority of any jurisdiction, nor has the SEC passed upon the accuracy or adequacy of this Confidential Private Offering Memorandum. Any representation to the contrary is a criminal offense.

Shares of the Portfolio are being offered for investment only to investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D of the 1933 Act. It is anticipated that at least initially, Shares of the Portfolio will be available only to funds or accounts managed by the Portfolio's investment adviser or its affiliates.

Investors will be required to represent that they meet certain financial requirements and that they are familiar with and understand the terms, risks and merits of an investment in the Portfolio.

No resale of Shares may be made unless the Shares are subsequently registered under the 1933 Act or an exemption from such registration is available.

This Confidential Private Offering Memorandum has been prepared on a confidential basis solely for the information of the recipient and may not be reproduced, provided to others or used for any other purpose.

No person has been authorized to make representations or give any information with respect to the Shares, except the information contained herein or in the Trust's registration statement filed under the Investment Company Act of 1940.

                            FEDERATED GOVERNMENT POOL
                       A Portfolio of Federated Core Trust
                  CONFIDENTIAL PRIVATE OFFERING MEMORANDUM
                                     Part A
                   (information required in a prospectus)

                                February 28, 2006

Please read this Confidential Private Offering Memorandum ("Memorandum") carefully before investing and retain it for future reference. It contains important information about the Portfolio that investors should know before investing.

A copy of a Subscription Agreement for use in subscribing to purchase shares of the Portfolio accompanies delivery of this Memorandum. In order to purchase shares of the Portfolio, a prospective investor must satisfactorily complete and execute the Subscription Agreement and deliver it to the Portfolio's transfer agent ("Transfer Agent")

Items 1, 2, 3 and 8 of Part A are omitted pursuant to Item B(2)(b) of the General Instructions to Form N-1A.

Investment Objective, Principal Investment Strategies and Related Risks

Investment Objective
The Portfolio is a money market fund that seeks to maintain stable net asset value (NAV) of $1.00 per Share. The investment objective of the Portfolio is to provide current income consistent with stability of principal. While there is no assurance that the Portfolio will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Memorandum.

Investment Strategy
The Portfolio invests primarily in a portfolio of short-term U.S. Treasury and government agency securities, including repurchase agreements collateralized fully by U.S. Treasury and government agency securities. The Portfolio invests in a portfolio of securities maturing in 397 days or less. The Portfolio will have a dollar-weighted average portfolio maturity of 90 days or less.

The Portfolio intends to invest in the securities of U.S. government-sponsored entities (GSEs), including GSE securities that are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Portfolio may also invest in GSE securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Portfolio may invest in a few GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.



The Portfolio's investment adviser (Adviser) targets a dollar-weighted average portfolio maturity range based upon its interest rate outlook. The Adviser formulates its interest rate outlook by analyzing a variety of factors, such as current and expected U.S. economic growth; current and expected interest rates and inflation; and the Federal Reserve Board's monetary policy.



The Adviser generally shortens the portfolio's dollar-weighted average maturity when it expects interest rates to rise and extends the maturity when it expects interest rates to fall. This strategy seeks to enhance the returns from favorable interest rate changes and reduce the effect of unfavorable changes. The Adviser selects securities used to shorten or extend the portfolio's dollar-weighted average maturity by comparing the returns currently offered by different investments to their historical and expected returns.

Because the Portfolio refers to U.S. government investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Portfolio to normally invest less than 80% of its assets in U.S. government investments.

SECURITIES AND TECHNIQUES

FIXED-INCOME SECURITIES
Fixed - income securities pay interest or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time.

The following describes the types of fixed-income securities in which the Portfolio may principally invest:

U.S. Treasury Securities
Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities
Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Farmer's Home Administration, Federal Financing Bank, General Service Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities. The Portfolio treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.


INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES The Portfolio may invest its assets in securities of other investment companies, as an efficient means of carrying out its investment policies and managing its uninvested cash. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Portfolio in shares of other investment companies may be subject to such duplicate expenses. The Portfolio will limit its investment in other investment companies to not more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of its total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general.

Repurchase Agreements
Repurchase agreements are transactions in which the Portfolio buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Portfolio's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Portfolio will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser. Repurchase agreements are subject to credit risks.

INVESTMENT RISKS

Interest Rate Risks
Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. Money market funds try to minimize this risk by purchasing short-term securities.

Credit Risks
Credit risk includes the possibility that a party to a transaction involving the Portfolio will fail to meet its obligations. This could cause the Portfolio to lose the benefit of the transaction or prevent the Portfolio from selling or buying other securities to implement its investment strategy.

Share Ownership Concentration Risks
A majority of the Portfolio's Shares may be held by other mutual funds advised by the Adviser and its affiliates. It also is possible that some or all of these other mutual funds will decide to purchase or redeem shares of the Portfolio simultaneously or within a short period of time of one another in order to execute their asset allocation strategies. Accordingly, there is a risk that the Share trading activities of these shareholders could disrupt the Portfolio's investment strategies which could have adverse consequences for the Portfolio and other shareholders (e.g., by requiring the Portfolio to sell investments at inopportune times or causing the Portfolio to maintain larger-than-expected cash positions pending acquisition of investments).


Management Organization and Capital Structure

Investment Adviser
The Board of Trustees (the "Board") governs the Portfolio. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Portfolio's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Trust. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 136 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $213 billion in assets as of December 31, 2005. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,305 employees. Federated provides investment products to more than 5,500 investment professionals and institutions.

Advisory Fees
The Adviser will not receive a fee for its investment advisory services.

Shareholder Information

Beneficial interests in the Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act. Investments in the Portfolio may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D of the 1933 Act. It is anticipated that at least initially, Shares of the Portfolio will be available only to funds or accounts managed by the Adviser or its affiliates. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.


Pricing of Portfolio Shares
Shares can be purchased or redeemed any day the New York Stock Exchange (NYSE) is open. The Portfolio attempts to stabilize the NAV of its Shares at $1.00 by valuing the portfolio securities using the amortized cost method. The Portfolio cannot guarantee that its NAV will always remain at $1.00 per Share. The Portfolio does not charge a front-end sales charge. When the Transfer Agent, State Street Bank and Trust Company, receives a transaction request in proper form (as described herein), it is processed at the next determined NAV. NAV is determined at 5:00 p.m. (Eastern time) each day the NYSE is open; except that on those days on which the NYSE has scheduled an early close, NAV is determined two hours after the time of the early close. You may find information regarding NYSE holidays and scheduled early closes on the NYSE website.

Purchase of Portfolio Shares
Purchases should be made in accordance with procedures established by the Portfolio's Transfer Agent.

Purchase orders for Shares of the Portfolio will receive the NAV next determined after the purchase order is received in proper form by the Portfolio's Transfer Agent. If a purchase order is received by the Transfer Agent by 5:00 p.m. (Eastern time) and payment by wire is received by the close of the Federal Reserve wire transfer system, the shareholder will be entitled to that day's dividend.

The required minimum initial investment for Portfolio Shares is $25,000. There is no required minimum subsequent investment amount.

The Portfolio reserves the right to cease accepting investments in the Portfolio at any time or to reject any investment order.

Redemption of Portfolio Shares
Redemption requests should be made in accordance with procedures established by the Transfer Agent.

Redemption requests will receive the NAV next determined after the request is received in proper form by the Transfer Agent. If a redemption order is received by the Transfer Agent by 5:00 p.m. (Eastern time) and redemption proceeds are wired to the shareholder the same day, the shareholder will not be entitled to that day's dividend. If a redemption order is received by the Transfer Agent after 5:00 p.m. (Eastern time), the shareholder will be entitled to that day's dividend, and redemption proceeds will be sent to the shareholder the following business day.

Redemption proceeds will normally be delivered within one business day after a request is received in proper form. Payment may be delayed up to seven days:

o     to allow a purchase order to clear;
o     during periods of market volatility; or
o when a shareholder's trade activity or amount adversely impacts the Portfolio's ability to manage its assets.


You will not accrue interest or dividends on uncashed redemption checks from the Portfolio if those checks are undeliverable and returned to the Portfolio.

Redemption in Kind
Although the Portfolio intends to pay Share redemptions in cash, the Portfolio reserves the right to pay the redemption price in whole or in part by a distribution of the Portfolio's portfolio securities.

Share Certificates
The Portfolio does not issue Share certificates.

Account Activity
Shareholders will receive periodic statements reporting all account activity, including dividends and capital gains paid.

Dividends and Capital Gains
The Portfolio declares dividends daily and pays them monthly to shareholders. Dividends are based on estimates of income, expenses and shareholder activity for the Portfolio. Actual income, expenses and shareholder activity may differ from estimates and differences, if any, will be included in the calculation of subsequent dividends.

The Portfolio does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Portfolio pays any capital gains at least annually. Dividends capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless the shareholder elects cash payments.



If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as "undeliverable," or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.



Tax Consequences

Portfolio distributions are taxable to the shareholder whether paid in cash or reinvested in the Portfolio. Dividends are taxable as ordinary income. Capital gains are taxable at different rates depending upon the length of time the Portfolio holds its assets.


Portfolio distributions are expected to be primarily dividends. Redemptions are taxable sales.




Frequent Trading Polices
Given the short-term nature of the Portfolio's investments and its use of the amortized cost method for calculating the NAV of Portfolio Shares, the Portfolio does not anticipate that in the normal case frequent or short-term trading into and out of the Portfolio will have significant adverse consequences for the Portfolio and its shareholders. For this reason and because the Portfolio is intended to be used as a liquid short-term investment, the Portfolio's Board has not adopted policies or procedures to discourage frequent or short-term trading of the Portfolio's Shares. Regardless of their frequency or short-term nature, purchases and redemptions of Portfolio Shares can have adverse effects on the management of the Portfolio and its performance.

Portfolio Holdings Information
The Portfolio's Annual and Semi-Annual Reports, which contain complete listings of the Portfolio's holdings as of the end of the Portfolio's second and fourth fiscal quarters, and its Quarterly Reports on Form N-Q, which contain complete listings of the Portfolio's holdings as of the end of its first and third fiscal quarters, may be accessed on the SEC's website at www.sec.gov. Annual and Semi-Annual Reports are filed within 70 days, and Quarterly Reports on Form N-Q are filed within 60 days, after the end of the fiscal quarter.

Legal Proceedings

Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund's directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.



Distribution Arrangements

Federated Securities Corp. is the Trust's Placement Agent. It receives no fee for its services.

A Statement of Additional Information (SAI) dated February 28, 2006, is incorporated by reference into this Memorandum. Additional information about the Portfolio and its investments is contained in the Portfolio's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The SAI contains a description of the Portfolio's policies and procedures with respect to the disclosure of its portfolio securities. Because the Portfolio is offered on a private placement basis, the Memorandum, SAI and Annual and Semi-Annual Reports are not available on Federated's website.

You can obtain information about the Portfolio (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Portfolio information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.










Investment Company Act File No. 811-8519

Cusip 31409N309

33500 (2/06)




                             FEDERATED GOVERNMENT POOL
                        A Portfolio of Federated Core Trust
                      CONFIDENTIAL PRIVATE OFFERING MEMORANDUM
                                       Part B
          (information required in a Statement of Additional Information)

                                 February 28, 2006

This Part B is not a prospectus. Read this Part B in conjunction with Part A for Federated Government Pool (Portfolio) dated February 28, 2006. Obtain Part A without charge by calling 1-800-341-7400.


Table of Contents
Portfolio History                                     2
Investments, Techniques, Risks and Limitations        2
Redemption in Kind                                    6
Massachusetts Partnership Law                         6
Account and Share Information                         7
Taxation of the Portfolio                             7
Management of the Trust                               7
Investment Advisory and Other Services               13
Brokerage Allocation and Other Practices             16
Capital Stock and Other Securities                   17
Shareholder Information                              17
Addresses                                            18
Appendix                                             19

Portfolio History

The Portfolio is a diversified portfolio of Federated Core Trust (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on August 21, 1996. The Trust may offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The Portfolio's investment adviser is Federated Investment Management Company (Adviser).

Investments, Techniques, Risks and Limitations

SECURITIES DESCRIPTIONS AND TECHNIQUES
In addition to the principal securities listed in Part A, the Portfolio may also invest in the following:

Zero Coupon Securities
Zero coupon securities do not pay interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as a "coupon payment"). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

Callable Securities
Certain fixed-income securities in which the Portfolio invests are callable at the option of the issuer. Callable securities are subject to call risks.

Mortgage-backed Securities
Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and prepayments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

SPECIAL TRANSACTIONS

Delayed Delivery Transactions
Delayed delivery transactions, including when-issued transactions, are arrangements in which the Portfolio buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Portfolio to the issuer and no interest accrues to the Portfolio. The Portfolio records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Portfolio. Delayed delivery transactions also involve credit risks in the event of a counterparty default. The Portfolio will purchase and sell securities through regular way settlement, so that delivery of the security from the seller to the buyer will occur within the time frame that the securities industry has established for that type of security.

Securities Lending
The Portfolio may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Portfolio receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Portfolio the equivalent of any dividends or interest received on the loaned securities.

The Portfolio will reinvest cash collateral in securities that qualify as an acceptable investment for the Portfolio. However, the Portfolio must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Portfolio may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.



Securities lending activities are subject to interest rate risks and credit risks.



Inter-Fund Borrowing and Lending Arrangements
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Portfolio and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund. Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Portfolio's Board of Trustees (the "Board"), and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, or (b) to meet commitments arising from "failed" trades. All inter-fund loans must be repaid in seven days or less. The Portfolio's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

Asset Coverage
In order to secure its obligations in connection with special transactions, the Portfolio will either own the underlying assets or set aside readily marketable securities with a value that equals or exceeds the Portfolio's obligations. Unless the Portfolio has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without terminating a special transaction. This may cause the Portfolio to miss favorable trading opportunities or to realize losses on special transactions.

Reverse Repurchase Agreements
Reverse repurchase agreements are repurchase agreements in which the Portfolio is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Portfolio. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Portfolio must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

INVESTMENT RISKS

There are many factors which may effect an investment in the Portfolio. The Portfolio's principal risks are described in Part A. Additional risk factors are outlined below.

Call Risks
o If a fixed-income security is called, the Portfolio may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.




Prepayment Risks
o Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. If the Portfolio receives unscheduled prepayments, it may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics.


Leverage Risks
o Leverage risk is created when an investment exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio's risk of loss and potential for gain.

FUNDAMENTAL INVESTMENT OBJECTIVE

The Portfolio's fundamental investment objective is to provide current income consistent with stability of principal. The investment objective may not be changed by the Portfolio's Board without shareholder approval.

INVESTMENT LIMITATIONS

Diversification of Investments
With respect to securities comprising 75% of the value of its total assets, the Portfolio will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Portfolio would own more than 10% of the outstanding voting securities of that issuer. As a matter of non-fundamental policy, the Portfolio complies with the diversification requirements of Rule 2a-7, which are more rigorous.


Borrowing Money and Issuing Senior Securities
The Portfolio may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (1940 Act), any rule thereunder or any SEC staff interpretation thereof.


Investing in Real Estate
The Portfolio may not purchase or sell real estate, provided that this restriction does not prevent the Portfolio from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Portfolio may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities
The Portfolio may not purchase or sell physical commodities, provided that the Portfolio may purchase securities of companies that deal in commodities. For the purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Underwriting
The Portfolio may not underwrite the securities of other issuers, except that the Portfolio may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending
The Portfolio may not make loans, provided that this restriction does not prevent the Portfolio from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.


Concentration of Investments
The Portfolio will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Government securities, municipal securities and certain bank instruments will not be deemed to constitute an industry.



--------------------------------------------------------------------------------
The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
--------------------------------------------------------------------------------

Pledging Assets
The Portfolio will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Purchases on Margin
The Portfolio will not purchase securities on margin, provided that the Portfolio may obtain short-term credits necessary for the clearance of purchases and sales of securities.

Investing in Illiquid Securities
The Portfolio will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Portfolio cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Portfolio's net assets.

Restricted Securities
The Portfolio may invest in securities subject to restriction on resale under the federal securities laws.

For purposes of the commodities limitation, the Portfolio does not consider financial futures contracts to be commodities.

For purposes of the concentration limitation, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry. In addition: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset- backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, the Portfolio will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. The Portfolio will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry.

For purposes of the diversification limitation, the Portfolio considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

REGULATORY COMPLIANCE
The Portfolio may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in Part A and this Part B, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Portfolio will comply with the various requirements of Rule 2a-7 (the "Rule"), which regulates money market mutual funds. The Portfolio will determine the effective maturity of its investments according to the Rule. The Portfolio may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

DETERMINING MARKET VALUE OF SECURITIES
The Board has decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value (NAV) is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on Shares of the Portfolio computed by dividing the annualized daily income on the Portfolio by the NAV computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Portfolio's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in the Rule. Under the Rule, the Board must establish procedures reasonably designed to stabilize the NAV per Share, as computed for purposes of distribution and redemption, at $1.00 per Share, taking into account current market conditions and the Portfolio's investment objective. The procedures include monitoring the relationship between the amortized cost value per Share and the NAV per Share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Board will take any steps it considers appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.


Redemption In Kind

Although the Portfolio intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Portfolio's portfolio securities.

Because the Portfolio has elected to be governed by Rule 18f-1 under the 1940 Act, the Portfolio is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Portfolio's Board determines that payment should be in kind. In such a case, the Portfolio will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Portfolio determines its NAV. The portfolio securities will be selected in a manner that the Portfolio's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.



Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Portfolio. To protect its shareholders, the Portfolio has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Portfolio.

In the unlikely event a shareholder is held personally liable for the Portfolio's obligations, the Portfolio is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Portfolio will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Portfolio. Therefore, financial loss resulting from liability as a shareholder will occur only if the Portfolio itself cannot meet its obligations to indemnify shareholders and pay judgments against them.


Account and Share Information

VOTING RIGHTS
Each Share of the Portfolio gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.



All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Portfolio or class, only Shares of that Portfolio or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding shares of all series entitled to vote.

As of February 1, 2006, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares: Federated Investment Management Company, Pittsburgh, PA, owned approximately 100 Shares (100%).

Federated Investment Management Company is organized in the state of Pennsylvania and is a subsidiary of Federated Investors, Inc.; organized in the state of Pennsylvania.

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.



Taxation of the Portfolio

The Portfolio intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Portfolio will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by the Portfolio.


Management of the Trust

BOARD OF TRUSTEES, MANAGEMENT INFORMATION, COMPENSATION The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Portfolio. Where required, the tables separately list Board members who are "interested persons" of the Portfolio (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005 the Trust comprised five portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of February 1, 2006, the Portfolio's Board and Officers as a group owned less than 1% of the Portfolio's outstanding Shares].

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION

Name
Birth Date                                                                        Total
Address                                                     Aggregate      Compensation
Positions Held with   Principal Occupation(s) for Past   Compensation    From Trust and
Trust                 Five Years,                                From    Federated Fund
Date Service Began    Other Directorships Held and          Portfolio           Complex
                      Previous Position(s)                      (past    (past calendar
                                                               fiscal             year)
                                                               year)+

John F. Donahue*      Principal Occupations: Director             N/A                $0
Birth Date: July      or Trustee of the Federated Fund
28, 1924              Complex; Chairman and Director,
TRUSTEE               Federated Investors, Inc.
Began serving:        ---------------------------------
August 1996
                      Previous Positions: Chairman of
                      the Federated Fund Complex;
                      Trustee, Federated Investment
                      Management Company and Chairman
                      and Director, Federated
                      Investment Counseling.

Lawrence D. Ellis,    Principal Occupations: Director             N/A          $148,500
M.D.*                 or Trustee of the Federated Fund
Birth Date: October   Complex; Professor of Medicine,
11, 1932              University of Pittsburgh;
3471 Fifth Avenue     Medical Director, University of
Suite 1111            Pittsburgh Medical Center
Pittsburgh, PA        Downtown; Hematologist,
TRUSTEE               Oncologist and Internist,
Began serving:        University of Pittsburgh Medical
August 1996           Center.

                      Other Directorships Held:
                      Member, National Board of
                      Trustees, Leukemia Society of
                      America.

                      Previous Positions: Trustee,
                      University of Pittsburgh;
                      Director, University of
                      Pittsburgh Medical Center.

* John F. Donahue is "interested" due to the positions he holds with
Federated and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Portfolio's principal underwriter, Federated Securities Corp.
------------------------------------------------------------------------------
+ Because the Portfolio is a new portfolio of the Trust, Trustee compensation has not yet been earned and will be reported following the Portfolio's next fiscal year.


INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION


Name
Birth Date                                                                        Total
Address                                                     Aggregate      Compensation
Positions Held with   Principal Occupation(s) for Past   Compensation    From Trust and
Trust                 Five Years,                                From    Federated Fund
Date Service Began    Other Directorships Held and          Portfolio           Complex
                      Previous Position(s)                      (past    (past calendar
                                                               fiscal             year)
                                                               year)+
Thomas G. Bigley      Principal Occupation: Director              N/A          $163,350
Birth Date:           or Trustee of the Federated Fund
February 3, 1934      Complex.
15 Old Timber Trail
Pittsburgh, PA        Other Directorships Held:
TRUSTEE               Director, Member of Executive
Began serving:        Committee, Children's Hospital
August 1996           of Pittsburgh; Director,
                      University of Pittsburgh.

                      Previous Position: Senior
                      Partner, Ernst & Young LLP.

John T. Conroy, Jr.   Principal Occupations: Director             N/A          $163,350
Birth Date: June      or Trustee of the Federated Fund
23, 1937              Complex; Chairman of the Board,
Investment            Investment Properties
Properties            Corporation; Partner or Trustee
Corporation           in private real estate ventures
3838 North Tamiami    in Southwest Florida.
Trail
Suite 402             Previous Positions: President,
Naples, FL            Investment Properties
TRUSTEE               Corporation; Senior Vice
Began serving:        President, John R. Wood and
August 1996           Associates, Inc., Realtors;
                      President, Naples Property
                      Management, Inc. and Northgate
                      Village Development Corporation.

Nicholas P.           Principal Occupation: Director              N/A          $163,350
Constantakis          or Trustee of the Federated Fund
Birth Date:           Complex.
September 3, 1939
175 Woodshire Drive   Other Directorships Held:
Pittsburgh, PA        Director and Member of the Audit
TRUSTEE               Committee, Michael Baker
Began serving:        Corporation (engineering and
February 1998         energy services worldwide).

                      Previous Position: Partner,
                      Andersen Worldwide SC.

John F. Cunningham    Principal Occupation: Director              N/A          $148,500
Birth Date: March     or Trustee of the Federated Fund
5, 1943               Complex.
353 El Brillo Way
Palm Beach, FL        Other Directorships Held:
TRUSTEE               Chairman, President and Chief
Began serving:        Executive Officer, Cunningham &
January 1999          Co., Inc. (strategic business
                      consulting); Trustee Associate,
                      Boston College.

                      Previous Positions: Director,
                      Redgate Communications and EMC
                      Corporation (computer storage
                      systems); Chairman of the Board
                      and Chief Executive Officer,
                      Computer Consoles, Inc.;
                      President and Chief Operating
                      Officer, Wang Laboratories;
                      Director, First National Bank of
                      Boston; Director, Apollo
                      Computer, Inc.

Peter E. Madden       Principal Occupation: Director              N/A          $148,500
Birth Date: March     or Trustee of the Federated Fund
16, 1942              Complex.
One Royal Palm Way
100 Royal Palm Way    Other Directorships Held: Board
Palm Beach, FL        of Overseers, Babson College.
TRUSTEE
Began serving:        Previous Positions:
August 1996           Representative, Commonwealth of
                      Massachusetts General Court;
                      President, State Street Bank and
                      Trust Company and State Street
                      Corporation (retired); Director,
                      VISA USA and VISA International;
                      Chairman and Director,
                      Massachusetts Bankers
                      Association; Director,
                      Depository Trust Corporation;
                      Director, The Boston Stock
                      Exchange.

Charles F.            Principal Occupations: Director             N/A          $163,350
Mansfield, Jr.        or Trustee of the Federated Fund
Birth Date: April     Complex; Management Consultant.
10, 1945
80 South Road         Previous Positions: Chief
Westhampton Beach,    Executive Officer, PBTC
NY                    International Bank; Partner,
TRUSTEE               Arthur Young & Company (now
Began serving:        Ernst & Young LLP); Chief
January 1999          Financial Officer of Retail
                      Banking Sector, Chase Manhattan
                      Bank; Senior Vice President,
                      HSBC Bank USA (formerly, Marine
                      Midland Bank); Vice President,
                      Citibank; Assistant Professor of
                      Banking and Finance, Frank G.
                      Zarb School of Business, Hofstra
                      University; Executive Vice
                      President DVC Group, Inc.

John E. Murray,       Principal Occupations: Director             N/A          $178,200
Jr., J.D., S.J.D.     or Trustee, and Chairman of the
Birth Date:           Board of Directors or Trustees,
December 20, 1932     of the Federated Fund Complex;
Chancellor,           Chancellor and Law Professor,
Duquesne University   Duquesne University; Partner,
Pittsburgh, PA        Murray, Hogue & Lannis.
TRUSTEE
Began serving:        Other Directorships Held:
August 1996           Director, Michael Baker Corp.
                      (engineering, construction,
                      operations and technical
                      services).

                      Previous Positions: President,
                      Duquesne University; Dean and
                      Professor of Law, University of
                      Pittsburgh School of Law; Dean
                      and Professor of Law, Villanova
                      University School of Law.

Marjorie P. Smuts     Principal Occupations:  Director            N/A          $148,500
Birth Date: June      or Trustee of the Federated Fund
21, 1935              Complex; Public
4905 Bayard Street    Relations/Marketing
Pittsburgh, PA        Consultant/Conference
TRUSTEE               Coordinator.
Began serving:
August 1996           Previous Positions: National
                      Spokesperson, Aluminum Company
                      of America; television producer;
                      President, Marj Palmer Assoc.;
                      Owner, Scandia Bord.

John S. Walsh         Principal Occupations:  Director            N/A          $148,500
Birth Date:           or Trustee of the Federated Fund
November 28, 1957     Complex; President and Director,
2604 William Drive    Heat Wagon, Inc. (manufacturer
Valparaiso, IN        of construction temporary
TRUSTEE               heaters); President and
Began serving:        Director, Manufacturers
January 1999          Products, Inc. (distributor of
                      portable construction heaters);
                      President, Portable Heater
                      Parts, a division of
                      Manufacturers Products, Inc.

                      Previous Position: Vice
                      President, Walsh & Kelly, Inc.

+ Because the Portfolio is a new portfolio of the Trust, Trustee compensation has not yet been earned and will be reported following the Portfolio's next fiscal year.
------------------------------------------------------------------------------


OFFICERS**

Name
Birth Date
Address
Positions Held with Trust
                             Principal Occupation(s) and Previous Position(s)
Date Service Began
John W. McGonigle            Principal Occupations: Executive Vice President and
Birth Date: October 26, 1938 Secretary of the Federated Fund Complex; Vice
EXECUTIVE VICE PRESIDENT AND Chairman, Executive Vice President, Secretary and
SECRETARY                    Director, Federated Investors, Inc.
Began serving: November 1997
                             Previous Positions: Trustee, Federated Investment
                             Management Company and Federated Investment
                             Counseling; Director, Federated Global Investment
                             Management Corp., Federated Services Company and
                             Federated Securities Corp.

Richard A. Novak             Principal Occupations: Principal Financial Officer and
Birth Date: December 25, 1963Treasurer of the Federated Fund Complex; Senior Vice
TREASURER                    President, Federated Administrative Services;
Began serving: January 2006  Financial and Operations Principal for Federated
                             Securities Corp., Edgewood Services, Inc. and
                             Southpointe Distribution Services, Inc.; Senior Vice
                             President and Controller of Federated Investors, Inc.

                             Previous Positions: Vice President, Finance of
                             Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Anderson & Co.

John B. Fisher               Principal Occupations: Vice President of some of the
Birth Date: May 16, 1956     Portfolios in the Federated Fund Complex; and
PRESIDENT                    President and Director of the Institutional Sales
Began serving: November 2004 Division of Federated Securities Corp., which is a wholly owned subsidiary of Federated. Mr. Fisher is
                             responsible for the distribution of Federated's
                             products and services to investment advisors,
                             insurance companies, retirement plans, and
                             corporations. In addition, Mr. Fisher serves as
                             President and Director of Federated Investment
                             Counseling, a wholly owned subsidiary of Federated
                             involved in the management of separate accounts and
                             sub-advised mandates. He is also President,
                             Technology, Federated Services Corp. responsible for
                             the technological infrastructure of the various
                             Federated companies. He is also Director, Edgewood
                             Securities Corp., as well as Director, Federated
                             Investors Trust Company.

                             Previous Positions: Senior Vice President of Federated
                             Investment Counseling.

Robert J. Ostrowski          Principal Occupations:  Robert J. Ostrowski joined
Birth Date: April 26, 1963   Federated in 1987 as an Investment Analyst and became
CHIEF INVESTMENT OFFICER     a Portfolio Manager in 1990. He was named Chief
Began serving: May 2004      Investment Officer of taxable fixed-income products in
                             2004 and also serves as a Senior Portfolio Manager. He
                             has been a Senior Vice President of the Portfolio's
                             Adviser since 1997. Mr. Ostrowski is a Chartered
                             Financial Analyst. He received his M.S. in Industrial
                             Administration from Carnegie Mellon University.


Richard B. Fisher            Principal Occupations: Vice Chairman or Vice President
Birth Date: May 17, 1923     of some of the Portfolios in the Federated Fund
VICE PRESIDENT               Complex; Vice Chairman, Federated Investors, Inc.;
Began serving: November 1997 Chairman, Federated Securities Corp.

                             Previous Positions: President and Director or Trustee of some of the Portfolios in the Federated Fund
                             Complex; Executive Vice President, Federated
                             Investors, Inc. and Director and Chief Executive
                             Officer, Federated Securities Corp.

Todd A. Abraham              Todd A. Abraham is Vice President of the Trust. He has
Birth Date: February 10, 1966been a Portfolio Manager since 1995 and a Vice
VICE PRESIDENT               President of the Portfolio's Adviser since 1997. Mr.
Began serving: May 2003      Abraham joined Federated in 1993 as an Investment
                             Analyst and served as Assistant Vice President from
                             1995 to 1997. Mr. Abraham served as a Portfolio
                             Analyst at Ryland Mortgage Co. from 1992-1993. Mr.
                             Abraham is a Chartered Financial Analyst and received
                             his M.B.A. in Finance from Loyola College.

Mark E. Durbiano             Mark E. Durbiano is Vice President of the Trust. He
Birth Date: September 21,    joined Federated in 1982 and has been a Senior
1959                         Portfolio Manager and a Senior Vice President of the
VICE PRESIDENT               Portfolio's Adviser since 1996. From 1988 through
Began serving: November 1998 1995, Mr. Durbiano was a Portfolio Manager and a Vice
                             President of the Portfolio's Adviser. Mr. Durbiano is
                             a Chartered Financial Analyst and received his M.B.A.
                             in Finance from the University of Pittsburgh.

** Officers do not receive any compensation from the Portfolio.
------------------------------------------------------------------------------


COMMITTEES OF THE BOARD
                                                                                Meetings
Board     Committee                                                             Held
Committee Members             Committee Functions                               During
                                                                                Last
                                                                                Fiscal
                                                                                Year

Executive John F. Donahue     In between meetings of the full Board,            Six
          John E. Murray,     the Executive Committee generally may
          Jr., J.D., S.J.D.   exercise all the powers of the full Board
          -----------------   in the management and direction of the
          John S. Walsh       business and conduct of the affairs of
                              the Trust in such manner as the Executive
                              Committee shall deem to be in the best interests
                              of the Trust. However, the Executive Committee
                              cannot elect or remove Board members, increase or
                              decrease the number of Trustees, elect or remove
                              any Officer, declare dividends, issue shares or
                              recommend to shareholders any action requiring
                              shareholder approval.

Audit     Thomas G. Bigley    The purposes of the Audit Committee are           Nine
          John T. Conroy,     to oversee the accounting and financial
          Jr.                 reporting process of the Portfolio, the
          Nicholas P.         Portfolio`s internal control over
          Constantakis        financial reporting, and the quality,
          Charles F.          integrity and independent audit of the
          Mansfield, Jr.      Portfolio`s financial statements.  The
                              Committee also oversees or assists the Board with
                              the oversight of compliance with legal
                              requirements relating to those matters, approves
                              the engagement and reviews the qualifications,
                              independence and performance of the Portfolio`s
                              independent registered public accounting firm,
                              acts as a liaison between the independent
                              registered public accounting firm and the Board
                              and reviews the Portfolio`s internal audit
                              function.

NominatingThomas G. Bigley    The Nominating Committee, whose members           One
          John T. Conroy,     consist of all Independent Trustees,
          Jr.                 selects and nominates persons for
          Nicholas P.         election to the Portfolio`s Board when
          Constantakis        vacancies occur. The Committee will
          John F.             consider candidates recommended by
          Cunningham          shareholders, Independent Trustees,
          Peter E. Madden     officers or employees of any of the
          Charles F.          Portfolio`s agents or service providers
          Mansfield, Jr.      and counsel to the Portfolio. Any
          John E. Murray,     shareholder who desires to have an
          Jr.                 individual considered for nomination by
          Marjorie P. Smuts   the Committee must submit a
          John S. Walsh       recommendation in writing to the
                              Secretary of the Portfolio, at the Portfolio's
                              address appearing on the back cover of this Part
                              B. The recommendation should include the name and
                              address of both the shareholder and the candidate
                              and detailed information concerning the
                              candidate's qualifications and experience. In
                              identifying and evaluating candidates for
                              consideration, the Committee shall consider such
                              factors as it deems appropriate. Those factors
                              will ordinarily include: integrity, intelligence,
                              collegiality, judgment, diversity, skill, business
                              and other experience, qualification as an
                              "Independent Trustee," the existence of material
                              relationships which may create the appearance of a
                              lack of independence, financial or accounting
                              knowledge and experience, and dedication and
                              willingness to devote the time and attention
                              necessary to fulfill Board responsibilities.



------------------------------------------------------------------------------

BOARD OWNERSHIP OF SHARES IN THE PORTFOLIO AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2005
                                                       Aggregate
                           Dollar Range of       Dollar Range of
                              Shares Owned       Shares Owned in
Interested                    in Federated             Federated
Board Member Name          Government Pool             Family of
                                                      Investment
                                                       Companies
John F. Donahue                       None         Over $100,000
Lawrence D. Ellis, M.D.               None         Over $100,000

Independent
Board Member Name
Thomas G. Bigley                      None         Over $100,000
John T. Conroy, Jr.                   None         Over $100,000
Nicholas P. Constantakis              None         Over $100,000
John F. Cunningham                    None         Over $100,000
Peter E. Madden                       None         Over $100,000
Charles F. Mansfield,                 None         Over $100,000
Jr.
John E. Murray, Jr.,                  None         Over $100,000
J.D., S.J.D.
Marjorie P. Smuts                     None         Over $100,000
John S. Walsh                         None         Over $100,000

------------------------------------------------------------------------------

Investment Advisory and Other Services

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Portfolio.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Portfolio shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.






SERVICES AGREEMENT
Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Portfolio.


CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Portfolio, its Adviser, and its placement agent have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Portfolio Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Portfolio could buy, as well as Shares of the Portfolio, they also contain significant safeguards designed to protect the Portfolio and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.


VOTING PROXIES ON PORTFOLIO SECURITIES
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Portfolio's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.

PROXY VOTING POLICIES
The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.




PROXY VOTING PROCEDURES
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs ISS by means of Proxy Voting Guidelines, and ISS may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines). However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, ISS will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS. The Adviser's proxy voting procedures generally permit the Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.




CONFLICTS OF INTEREST
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Portfolio (and its shareholders) and those of the Adviser or placement agent. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Portfolio's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Portfolio holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Portfolio's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.


PROXY VOTING REPORT
A report on Form N-PX of how the Portfolio voted any proxies during the most recent 12-month period ended June 30 is available from the EDGAR database on the SEC's website at www.sec.gov.


PORTFOLIO HOLDINGS INFORMATION
The Portfolio's Annual and Semi-Annual Reports, which contain complete listings of the Portfolio's holdings as of the end of the Portfolio's second and fourth fiscal quarters, and its Quarterly Reports on Form N-Q, which contain complete listings of the Portfolio's holdings as of the end of its first and third fiscal quarters, may be accessed on the SEC's website at www.sec.gov. Annual and Semi-Annual Reports are filed within 70 days, and Quarterly Reports on Form N-Q are filed within 60 days, after the end of the fiscal quarter.

The disclosure policy of the Portfolio and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Portfolio's holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Portfolio may receive nonpublic information about Portfolio holdings for purposes relating to their services. The Portfolio may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies and to commodities exchange clearing corporations in connection with qualifying the Portfolio's Shares for use as margin collateral. Traders or portfolio managers may provide "interest" lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this Part B.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Portfolio. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Portfolio and its shareholders. In that regard, and to address possible conflicts between the interests of Portfolio shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Portfolio, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.





PLACEMENT AGENT

The Portfolio's placement agent is Federated Securities Corp., located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Portfolio. FAS provides these at the following annual rate of the average aggregate daily net assets of all Federated funds as specified below:

                          Average Aggregate Daily
Maximum                   Net Assets of the
Administrative Fee        Federated Funds

0.150 of 1%               on the first $5 billion
0.125 of 1%               on the next $5 billion
0.100 of 1%               on the next $10 billion
0.075 of 1%               on assets over $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio. FAS may voluntarily waive a portion of its fee and may reimburse the Portfolio for expenses.
------------------------------------------------------------------------------

FAS also provides certain accounting and recordkeeping services with respect to the Portfolio's portfolio investments for a fee based on Portfolio assets plus out-of-pocket expenses.



CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Portfolio. Foreign instruments purchased by the Portfolio are held by foreign banks participation in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Portfolio's registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Portfolio, Ernst & Young LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Portfolio's financial statements and financial highlights are free of material misstatement.

Brokerage Allocation and Other Practices

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Portfolio's Board.

Investment decisions for the Portfolio are made independently from those of other accounts managed by the Adviser. When the Portfolio and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Portfolio and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Portfolio, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Portfolio.



Capital Stock and Other Securities

CAPITAL STOCK
Holders of the Portfolio's Shares of beneficial interest will have equal rights to participate in distributions made by the Portfolio, equal rights to the Portfolio's assets upon dissolution and equal voting rights; the Portfolio does not allow cumulative voting. Investors will have no preemptive or other right to subscribe to any additional shares of beneficial interest or other securities issued by the Trust. Shares may be redeemed at any time at net asset value (NAV) with no charge.

Shareholder Information

Beneficial interests in the Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act.

Addresses

Federated Government Pool
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Placement Agent
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue,
Pittsburgh, PA 15222-3779

Investment Adviser
Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian, Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600


Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Appendix

The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the
Portfolio:

Custodian
State Street Bank and Trust Company

Securities Lending Agent
HSBC
State Street Bank and Trust Company

Independent Registered Public Accounting Firm
Ernst & Young LLP


Legal Counsel
Dickstein Shapiro Moran & Oshinsky LLP
Reed Smith LLP

Service Providers
Bloomberg
FactSet

Institutional Shareholder Services, Inc.

Security Pricing Services
Not Applicable


Ratings Agencies
Standard & Poor's


Performance Reporting/Publications
iMoneyNet, Inc.
Lipper, Inc.
Morningstar, Inc.
NASDAQ
Value Line
Wiesenberger/Thomson Financial

Other
Investment Company Institute


















Cusip 31409N309

33501 (2/06)





FEDERATED CORE TRUST





Prospective Investor ____________________             Copy #
--------------------







CONFIDENTIAL PRIVATE OFFERING MEMORANDUM


FEDERATED INFLATION-PROTECTED SECURITIES CORE FUND


February 28, 2006











Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY


Placement Agent
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222



Do Not Copy or Circulate

FEDERATED CORE TRUST


------------------------------------------------------------------------------

------------------------------------------------------------------------------




Federated Inflation-Protected Securities Core Fund






CONFIDENTIAL PRIVATE OFFERING MEMORANDUM
------------------------------------------------------------------------------

February 28, 2005

A Confidential Statement of Additional Information (SAI) with respect to Federated Inflation-Protected Securities Core Fund (Portfolio), a portfolio of Federated Core Trust (Trust) with the same date has been filed with the Securities and Exchange Commission (SEC), and is incorporated herein by reference. A copy of the SAI is available without charge by calling the Portfolio's placement agent at 1-800-341-7400.

Shares of the Portfolio are not deposits or obligations of any bank, are not endorsed or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

The securities described herein are offered pursuant to an exemption from the registration requirements of the Securities Act of 1933 (1933 Act), as amended, and have not been registered with or approved or disapproved by the SEC or any other regulatory authority of any jurisdiction, nor has the SEC passed upon the accuracy or adequacy of this Confidential Private Offering Memorandum. Any representation to the contrary is a criminal offense.

Shares of the Portfolio are being offered for investment only to investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D of the 1933 Act.

Investors will be required to represent that they meet certain financial requirements and that they are familiar with and understand the terms, risks and merits of an investment in the Portfolio.

No resale of Shares may be made unless the Shares are subsequently registered under the 1933 Act or an exemption from such registration is available.

This Confidential Private Offering Memorandum has been prepared on a confidential basis solely for the information of the recipient and may not be reproduced, provided to others or used for any other purpose.

No person has been authorized to make representations or give any information with respect to the Shares, except the information contained herein or in the Trust's registration statement filed under the Investment Company Act of 1940.

              FEDERATED INFLATION-PROTECTED SECURITIES CORE FUND
                       A Portfolio of Federated Core Trust
                   CONFIDENTIAL PRIVATE OFFERING MEMORANDUM
                                     Part A
                    (information required in a prospectus)

                                February 28, 2006
------------------------------------------------------------------------------


Please read this Confidential Private Offering Memorandum (Memorandum) carefully before investing and retain it for future reference. It contains important information about the Portfolio that investors should know before investing.

A copy of a Subscription Agreement and Investor Questionnaire for use in subscribing to purchase shares of the Portfolio accompanies delivery of this Memorandum. In order to purchase Shares of the Portfolio, a prospective investor must satisfactorily complete, execute and deliver the Subscription Agreement and Investor Questionnaire to the Portfolio's placement agent.

Items 1, 2, 3 and 8 of Part A are omitted pursuant to Item B(2)(b) of the General Instructions to Form N-1A.

Investment Objective, Principal Investment Strategies and Related Risks

Investment Objective
The investment objective of the Portfolio is to provide total return consistent with investment in inflation-protected securities. While there is no assurance that the Portfolio will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Memorandum.

   Investment Strategy


The Portfolio invests primarily in inflation-protected (inflation-indexed) bonds issued or guaranteed by U.S. and foreign governments, or their agencies or instrumentalities and by corporations (Inflation-Protected Bonds). Up to 20% of the Portfolio's assets may be invested in other types of fixed-income securities and money market instruments. The Portfolio may also invest in derivative instruments. It is the investment adviser's (Adviser) intent to focus the Portfolio's investments in Treasury Inflation Protected Securities (TIPs), although the Portfolio may also invest in Inflation-Protected Bonds issued by agencies and instrumentalities of foreign governments and by corporations. The Portfolio may invest in bonds of any maturity, but is expected to maintain a dollar-weighed average maturity in a range of 7-20 years.



In managing the Portfolio, the Adviser utilizes a four part decision making process.

First, the Adviser lengthens or shortens portfolio duration from time to time based on its interest rate outlook. "Duration" measures the sensitivity of a security's price to changes in interest rates. The greater a portfolio's average duration, the greater the change in a portfolio's value in response to a change in market interest rates.

Second, the Adviser strategically positions the Portfolio based on its expectations for changes in the yield curve. The Adviser tries to combine individual portfolio securities with different durations to take advantage of relative changes in interest rates. Relative changes in interest rates may occur whenever longer-term interest rates move more, less or in a different direction than shorter-term interest rates.

Third, the Adviser pursues relative value opportunities within the sectors in which the Portfolio may invest.

Finally, the Adviser selects individual securities within each sector that it believes may outperform a sector-specific benchmark. The Adviser looks for relative value within specific issuers. Similarly, with respect to mortgage-backed debt securities, the Adviser utilizes sophisticated quantitative models to analyze specific characteristics of the underlying pool (such as past prepayment experience, pool age, weighted average coupon yield, and geographic distribution) and find the best available securities in the sector.

The Adviser may opportunistically invest in derivative contracts, such as swaps, options, futures and forward contracts, to efficiently implement the Portfolio's overall investment strategies. The following examples illustrate some, but not all, of the specific ways in which the Portfolio may use derivative contracts. First, the Adviser may use derivatives to increase or decrease the Portfolio's exposure to an underlying asset without actually buying or selling the asset. Second, the Portfolio may invest in derivatives that are designed to have risk/return characteristics similar to an index, such as the Portfolio's benchmark or another diversified basket of individual securities, as a way to quickly or cost effectively adjust the Portfolio's exposure to a sector of the fixed-income market. Third, the Adviser may use derivatives to obtain exposure to an issuer that does not have publicly traded debt. Fourth, the Portfolio may enter into combinations of derivative contracts in an attempt to benefit from changes in the prices of those derivative contracts (without regard to changes in the value of the security or index underlying the derivative). Finally, the Adviser may use derivatives to implement the Portfolio's hedging strategies, as more fully described below. There is no guarantee that any investment strategy involving the use of derivatives will work as intended.

Because the Portfolio refers to inflation-protected securities in its name, it will notify shareholders in advance of any change in its investment policies that would enable the Portfolio to normally invest less than 80% of its assets in inflation-protected securities.


HEDGING
Hedging transactions are intended to reduce specific risks. For example, to protect the Portfolio against circumstances that would normally cause the Portfolio's portfolio securities to decline in value, the Portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Portfolio's ability to hedge may be limited by the costs of the derivative contracts. The Portfolio may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivative contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Portfolio.

TEMPORARY DEFENSIVE INVESTMENTS
The Portfolio may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Portfolio to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

SECURITIES AND TECHNIQUES

FIXED-INCOME SECURITIES
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Portfolio invests.

Inflation Protected Bonds
Inflation-protected bonds, are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. If the index measuring inflation falls (deflation), the principal value or interest rate of the bonds will be adjusted downward and consequently the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as "TIPs", are adjusted as to principal; repayment of the original bond principal upon maturity is guaranteed if the bond is purchased when originally issued. With respect to other types of Inflation-Protected Bonds that are adjusted to the principal amount, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Most other types of Inflation-Protected Bonds, however, are adjusted with respect to the interest rate, which has a minimum coupon of 0%, and the principal value does not change.

Treasury Securities
Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities
Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.


Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association and Tennessee Valley Authority in support of such obligations.


A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.


Investors regard agency securities as having low credit risks, but not as low as Treasury securities. A Portfolio treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.


Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Corporate Debt Securities
Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures, credit linked notes and commercial paper are the most prevalent types of corporate debt securities. The Portfolio may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Mortgage-Backed Securities
Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and prepayments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.


Foreign Exchange Contracts
In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Portfolio may enter into spot currency trades. In a spot trade, the Portfolio agrees to exchange one currency for another at the current exchange rate. The Portfolio may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Portfolio's exposure to currency risks.


Foreign Government Securities
Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.


DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, commodities, currencies, financial indices or other assets or instruments. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset or instrument. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Portfolio may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Portfolio and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending on how the Portfolio uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset or instrument, derivative contracts may increase or decrease the Portfolio's exposure to interest rate, currency and credit risks, and may also expose the Portfolio to liquidity and leverage risks. OTC contracts also expose the Portfolio to credit risks in the event that a counterparty defaults on the contract.

The Portfolio may trade in the following types of derivative contracts, including combinations thereof:

Futures Contracts
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. The Portfolio has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Portfolio can buy or sell financial futures, index futures and foreign currency forward contracts.
Options
Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts.

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. The Portfolio may use call options in the following ways:
o Buy call options on indices, individual securities, index futures, currencies (both foreign and U.S. dollar) and financial futures in anticipation of an increase in the value of the underlying asset or instrument; and
o Write call options on indices, portfolio securities, index futures, currencies (both foreign and U.S. dollar) and financial futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Portfolio is exercised, the Portfolio foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the underlying asset to the writer of the option. The Portfolio may use put options in the following ways:
o Buy put options on indices, individual securities, index futures, currencies (both foreign and U.S. dollar) and financial futures in anticipation of a decrease in the value of the underlying asset; and
o Write put options on indices, portfolio securities, index futures, currencies (both foreign and U.S. dollar) and financial futures to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Portfolio may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.
The Portfolio may also buy or write options, as needed, to close out existing option positions.

Swaps
Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms. Common types of swaps in which the Portfolio may invest include interest rate swaps, total return swaps, credit default swaps, currency swaps, and caps and floors.

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed-income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

TOTAL RATE OF RETURN SWAPS
Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.



CREDIT DEFAULT SWAPS
A credit default swap (CDS) is an agreement between two parties (Counterparties) whereby one party (Protection Buyer) agrees to make payments over the term of the CDS to another party (Protection Seller), provided that no designated event of default (Event of Default) occurs on a particular bond or with respect to the unsecured credit of an issuer, in general (Reference Instrument). If an Event of Default occurs, the Protection Seller must pay the Protection Buyer the full notional value, or "par value," of the Reference Instrument in exchange for the Reference Instrument or another similar bond issued by the issuer of the Reference Instrument (Deliverable Bond). The Counterparties agree to the characteristics of the Deliverable Bond at the time that they enter into the CDS. The Portfolio may be either the Protection Buyer or the Protection Seller in a CDS. Under normal circumstances, the Portfolio will enter into a CDS for hedging purposes (as Protection Buyer) or to generate additional income (as Protection Seller). If the Portfolio is a Protection Buyer and no Event of Default occurs, the Portfolio will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller). However, if an Event of Default occurs, the Portfolio (as Protection Buyer) will deliver the Deliverable Bond and receive a payment equal to the full notional value of the Reference Instrument, even though the Reference Instrument may have little or no value. If the Portfolio is the Protection Seller and no Event of Default occurs, the Portfolio will receive a fixed rate of income throughout the term of the CDS. However, if an Event of Default occurs, the Portfolio (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Instrument and receive the Deliverable Bond from the Protection Buyer. A CDS may involve greater risks than if the Portfolio invested directly in the Reference Instrument. For example, a CDS may increase credit risk since the Portfolio has exposure to both the issuer of the Reference Instrument and the Counterparty to the CDS.



CURRENCY SWAPS
Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

CAPS AND FLOORS
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

Hybrid Instruments
Hybrid instruments combine elements of two different kinds of underlying investments. Hybrid instruments can take on many forms including, but not limited to, the following three forms: First, a common form of a hybrid instrument combines elements of derivative contracts with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Secondly, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Lastly, hybrid instruments may include convertible securities with conversion terms related to an underlying asset or benchmark.

Depending on the type of hybrid instrument the risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income, equity or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Portfolio to leverage risks or carry liquidity risks.

INVESTMENT RISKS

Interest Rate Risks
Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

The value of Inflation-Protected Bonds is subject to the effects of changes in market interest rates caused by factors other than inflation ("real interest rates"). If interest rates rise due to reasons other than inflation, the Portfolio's investment in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. Generally, when real interest rates rise, the value of Inflation Protected Bonds will fall and the Portfolio's share value will decline. The greatest risk occurs when interest rates rise and inflation declines.


Risk of Income Fluctuations

Interest payments on Inflation Protected Bonds will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations resulting form changes in inflation are expected to be high. In periods of deflation, the Portfolio may have no income at all from its investments in Inflation-Protected Bonds.

Risks of Foreign Investing
If the Portfolio purchases Inflation-Protected Bonds offered by foreign issuers, the rate of inflation measured by the foreign index may not be correlated to the rate of inflation in the United States. Such foreign investments would, in that case, not provide protection against inflation in the United States.

Credit Risks

The Portfolio will be subject, to a limited extent, to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Because the Portfolio will emphasize securities backed by the full faith and credit of the U.S. government, the average credit quality of the Portfolio's holdings is expected to be high and therefore the Portfolio's credit risk should be low.

Liquidity Risks

Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

Liquidity risk also refers to the possibility that the Portfolio may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Portfolio will be required to continue to hold the security or keep the position open, and the Portfolio could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Currency Risks
Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Portfolio invests in securities denominated in a particular currency. However, diversification will not protect the Portfolio against a general increase in the value of the U.S. dollar relative to other currencies.

Call Risks and Prepayment Risks
Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

If a fixed-income security is called, the Portfolio may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment , refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Portfolio holding mortgage-backed securities.

For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Portfolio would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.

Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.




Risks of Investing in Derivative Contracts and Hybrid Instruments The Portfolio's use of derivative contracts and hybrid instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Portfolio invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be mispriced or improperly valued and, as a result, the Portfolio may need to make increased cash payments to the counterparty. Fourth, derivative contracts and hybrid instruments may cause the Portfolio to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Portfolio, if the value of the Portfolio's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Portfolio's investments. Any such termination of the Portfolio's OTC derivative contracts may adversely affect the Portfolio (for example, by increasing losses and/or costs, and/or preventing the Portfolio from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Memorandum and the SAI, such as interest rate, credit, liquidity and leverage risks.




Share Ownership Concentration Risks
A majority of the Portfolio's Shares may be held by other mutual funds advised by the Adviser and its affiliates. It also is possible that some or all of these other mutual funds will decide to purchase or redeem shares of the Portfolio simultaneously or within a short period of time of one another in order to execute their asset allocation strategies. Accordingly, there is a risk that the Share trading activities of these shareholders could disrupt the Portfolio's investment strategies which could have adverse consequences for the Portfolio and other shareholders (e.g., by requiring the Portfolio to sell investments at inopportune times or causing the Portfolio to maintain larger-than-expected cash positions pending acquisition of investments).


Management Organization and Capital Structure

Investment Adviser
A Board of Trustees (the "Board") governs the Trust. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Portfolio's assets including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Trust. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser a and other subsidiaries of Federated advise approximately 136 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $213 billion in assets as of December 31, 2005. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,305 employees. Federated provides investment products to more than 5,500 investment professionals and institutions.

Advisory Fees
The Adviser will not receive a fee for its investment advisory services.

Portfolio Management Information

Donald T. Ellenberger
Donald T. Ellenberger has been a Portfolio Manager of the Portfolio since 2005. Mr. Ellenberger joined Federated in 1996 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He became a Senior Vice President of the Portfolio's Adviser in January 2005 and served as a Vice President of the Portfolio's Adviser from 1997 through 2004. From 1986 to 1996, he served as a Trader/Portfolio Manager for Mellon Bank, N.A. Mr. Ellenberger received his M.B.A. in Finance from Stanford University.

The Portfolio's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts, and ownership of securities in the Portfolio.

Shareholder Information

Beneficial interests in the Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act. Investments in the Portfolio may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D of the 1933 Act. This Memorandum does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

Pricing of Portfolio Shares
The net asset value (NAV) of the Portfolio is determined as of the end of regular trading (normally, 4:00 p.m., Eastern time) each day the New York Stock Exchange (NYSE) is open.

The NAV per Share of the Portfolio is computed by dividing the value of the Portfolio's assets, less all liabilities, by the total number of Shares outstanding.



The Portfolio generally values fixed-income securities according to prices furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. For mortgage-backed securities, prices furnished by the independent pricing service are based on the aggregate investment value of the projected cash flows to be generated by the security. For other fixed-income securities, prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities.



Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges.



If prices are not available from an independent pricing service, securities and derivative contracts traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security or contract as provided by an investment dealer or other financial institution that deals in the security or contract.



Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Portfolio's Board.

The Portfolio may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Portfolio's Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which the Portfolio's NAV is computed. An event is considered significant if there is both an affirmative expectation that the security's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed-income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Portfolio's NAV in advance of the time as of which NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company's operations or regulatory changes or market developments affecting the issuer's industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that the Portfolio could purchase or sell a portfolio security at the price used to calculate the Portfolio's NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.


Frequent Trading Policies
Frequent or short-term trading into and out of the Portfolio can have adverse consequences for the Portfolio and its shareholders who use the Portfolio as a long-term investment vehicle. Such trading in significant amounts can disrupt the Portfolio's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Portfolio. Investors engaged in such trading may also seek to profit by anticipating changes in the Portfolio's NAV in advance of the time as of which NAV is calculated. The Portfolio is designed as an investment vehicle exclusively for "accredited investors", such as other investment companies, insurance company separate accounts and similar organizations. The Portfolio is designed primarily for use by other funds managed by the Adviser and its affiliates as a substitute for direct investment in the types of securities held by the Portfolio. Given the limitation on the types of shareholders who may invest in the Portfolio, and the expected role the Portfolio will play helping to efficiently diversify their investment portfolios, the Portfolio 's Adviser does not anticipate frequent or short-term trading in amounts that would be reasonably likely to have adverse consequences for the Portfolio. For these reasons and given the sophistication of the Portfolio's investors, the Portfolio's Board has not adopted policies and procedures to discourage frequent trading or short-term trading into and out of the Portfolio.




Portfolio Holdings Information
The Portfolio's Annual and Semi-Annual Reports, which contain complete listings of the Portfolio's holdings as of the end of the Portfolio's second and fourth fiscal quarters, and its Quarterly Reports on Form N-Q, which contain complete listings of the Portfolio's holdings as of the end of its first and third fiscal quarters, may be accessed on the SEC's website at www.sec.gov. Annual and Semi-Annual Reports are filed within 70 days, and Quarterly Reports on Form N-Q are filed within 60 days, after the end of the fiscal quarter.



Purchase of Portfolio Shares
Shares of the Portfolio may be purchased any day the NYSE is open.

Purchases should be made in accordance with procedures established by the Portfolio's Transfer Agent, State Street Bank and Trust Company.

Purchase orders for Shares of the Portfolio will receive the NAV next determined after the purchase order is received in proper form by the Transfer Agent.

Payment by federal funds must be received by the Trust's custodian, State Street Bank and Trust Company, by 3:00 p.m. (Eastern time) the next business day following the receipt of the purchase order.

There is no minimum required initial or subsequent investment amount.

The Portfolio reserves the right to cease accepting investments in the Portfolio at any time or to reject any investment order.

Redemption of Portfolio Shares
Shares of the Portfolio may be redeemed any day the NYSE is open.

Redemption requests should be made in accordance with procedures established by the Transfer Agent.

Redemption requests will receive the NAV next determined after the request is received in proper form by the Transfer Agent.

Redemption proceeds will normally be delivered within one business day after a request is received in proper form. Payment may be delayed up to seven days:

o     to allow a purchase order to clear;
o     during periods of market volatility; or
o when a shareholder's trade activity or amount adversely impacts the Portfolio's ability to manage its assets.

You will not accrue interest or dividends on unchased redemption checks from the Portfolio if those checks are undeliverable and returned to the Portfolio.



Redemption in Kind
Although the Portfolio intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Portfolio's portfolio securities.

Confirmations and Account Statements
Shareholders will receive confirmation of purchases and redemptions. In addition, shareholders will receive periodic statements reporting all account activity including dividends and capital gains paid.



Share Certificates
The Trust does not issue share certificates.



Dividends and Distributions
The Portfolio declares dividends daily and pays them monthly to shareholders. Purchases made by wire begin earning dividends on the day the wire is received. Purchases made by check begin earning dividends on the business day after the Portfolio receives the check. In either case, dividends are earned through the day a redemption request is received.

Dividends will be automatically reinvested in additional Shares unless the shareholder has elected cash payments.



Tax Consequences
Portfolio distributions are taxable to the shareholder whether paid in cash or reinvested in the Portfolio. Dividends are taxable at different rates depending on the source of dividend income. Capital gains are taxable at different rates depending upon the length of time the Portfolio holds its assets.

Portfolio distributions are expected to be both dividends and capital gains. Redemptions are taxable sales.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.


Legal Proceedings


Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund's directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.



Distribution Arrangements

Federated Securities Corp, is the Trust's Placement Agent. It receives no fee for its services.

A Statement of Additional Information (SAI) dated February 28, 2006, is incorporated by reference into this Memorandum. Additional information about the Portfolio and its investments is contained in the Portfolio's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Portfolio Performance discusses market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The SAI contains a description of the Portfolio's policies and procedures with respect to the disclosure of its portfolio securities. Because the Portfolio is offered on a private placement basis, the Memorandum, SAI and Annual and Semi-Annual Reports are not available on Federated's website.



You can obtain information about the Portfolio (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Portfolio information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.
































Investment Company Act File No. 811-8519

Cusip 31409N507

33775 (2/06)




                 FEDERATED INFLATION-PROTECTED SECURITIES CORE FUND
                       A Portfolio of Federated Core Trust
                    CONFIDENTIAL PRIVATE OFFERING MEMORANDUM
                                     Part B
          (information required in a Statement of Additional Information)

                                February 28, 2006

This Part B is not a prospectus. Read this Part B in conjunction with Part A for Federated Inflation-Protected Securities Core Fund (Portfolio) dated February 28, 2006. Obtain Part A without charge by calling 1-800-341-7400.


Table of Contents
Portfolio History                               2
Investments, Techniques, Risks and Limitations  2
Massachusetts Partnership Law                   7
Account and Share Information                   7
Management of the Trust                         8
Investment Advisory and Other Services          13
Brokerage Allocation and Other Practices        17
Capital Stock and Other Securities              17
Shareholder Information                         18
Taxation of the Portfolio                       19
Investment Ratings                              19
Addresses                                       23
Appendix                                        24

Portfolio History

The Portfolio is a diversified portfolio of Federated Core Trust (the Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on August 21, 1996. The Trust may offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The Portfolio's investment adviser is Federated Investment Management Company (Adviser).


Investments, Techniques, Risks and Limitations

SECURITIES DESCRIPTIONS AND TECHNIQUES
In addition to the principal securities listed in Part A, the Portfolio may also invest in the following:

Fixed-Income Securities
Fixed-income securities pay interest, dividends, or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Portfolio invests:

COMMERCIAL PAPER
Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the interest rate and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS
Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Portfolio treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)
CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class.

SEQUENTIAL CMOS
In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACS, TACS AND COMPANION CLASSES
More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOs AND POs
CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

FLOATERS AND INVERSE FLOATERS
Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z CLASSES AND RESIDUAL CLASSES
CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

ASSET-BACKED SECURITIES
Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset backed security. Asset-backed securities may take the form of commercial paper, notes, or pass through certificates. Asset-backed securities have prepayment risks. Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

BANK INSTRUMENTS

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

SPECIAL TRANSACTIONS

Repurchase Agreements
Repurchase agreements are transactions in which the Portfolio buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Portfolio's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Portfolio will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Portfolio's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements
Reverse repurchase agreements are repurchase agreements in which the Portfolio is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Portfolio. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Portfolio must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions
Delayed delivery transactions, including when issued transactions, are arrangements in which the Portfolio buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Portfolio to the issuer and no interest accrues to the Portfolio. The Portfolio records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Portfolio. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

To Be Announced Securities (TBAs)
As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Portfolio.

Dollar Rolls
Dollar rolls are transactions where the Portfolio sells mortgage backed securities with a commitment to buy similar, but not identical, mortgage backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage backed securities. Dollar rolls are subject to interest rate risks and credit risks.





Asset Coverage
In order to secure its obligations in connection with derivatives contracts or special transactions, the Portfolio will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Portfolio's obligations. Unless the Portfolio has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Portfolio to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

Inter-Fund Borrowing and Lending Arrangements
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Portfolio and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund. Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Portfolio's Board of Trustees (the "Board"), and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from "failed" trades. All inter-fund loans must be repaid in seven days or less. The Portfolio's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.


INVESTMENT RISKS
There are many factors which may effect an investment in the Portfolio. The Portfolio's principal risks are described in Part A. Risk factors of the acceptable investments listed above are as follows. Additional risk factors are outlined below.

Interest Rate Risks
o The value of Inflation-Protected Bonds is subject to the effects of changes in market interest rates caused by factors other than inflation ("real interest rates"). If interest rates rise due to reasons other than inflation, the Portfolio's investment in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. Generally, when real interest rates rise, the value of Inflation Protected Bonds will fall and the Portfolio's share value will decline. The greatest risk occurs when interest rates rise and inflation declines.

o Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

o Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Credit Risks
o Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Portfolio will lose money.

o The Portfolio will be subject, to a limited extent, to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Because the Portfolio will emphasize securities backed by the full faith and credit of the U.S. government, the average credit quality of the Portfolio's holdings is expected to be high and therefore the Portfolio's credit risk should be low.

o Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

o Credit risk includes the possibility that a party to a transaction involving the Portfolio will fail to meet its obligations. This could cause the Portfolio to lose the benefit of the transaction or prevent the Portfolio from selling or buying other securities to implement its investment strategy.

Prepayment Risks
o Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a portfolio holding mortgage-backed securities.

   For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Portfolio would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.

   Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

o Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

o If a fixed-income security is called, the Portfolio may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Liquidity Risks

o Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Portfolio's performance. Infrequent trading of securities may also lead to an increase in their price volatility.



o Liquidity risk also refers to the possibility that the Portfolio may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Portfolio will be required to continue to hold the security or keep the position open, and the Portfolio could incur losses.

o OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.





Leverage Risks
o Leverage risk is created when an investment exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio's risk of loss and potential for gain.

o The Portfolio may invest in instruments whose returns are based on a multiple of a specified index, security, or other benchmark. Such performance multiplication may increase leverage risks.

FUNDAMENTAL INVESTMENT OBJECTIVE
The Portfolio's fundamental investment objective is to provide total return. The investment objective may not be changed by the Portfolio's Board without shareholder approval.

INVESTMENT LIMITATIONS

Diversification
With respect to securities comprising 75% of the value of its total assets, the Portfolio will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Portfolio would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities
The Portfolio may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Investing in Real Estate
The Portfolio may not purchase or sell real estate, provided that this restriction does not prevent the Portfolio from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Portfolio may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. Investing in Commodities The Portfolio may not purchase or sell physical commodities, provided that the Portfolio may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Underwriting
The Portfolio may not underwrite the securities of other issuers, except that the Portfolio may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending
The Portfolio may not make loans, provided that this restriction does not prevent the Portfolio from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Concentration
The Portfolio will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the Investment Company Act of 1940 Act (1940 Act), any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry.

--------------------------------------------------------------------------------
The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
--------------------------------------------------------------------------------

Illiquid Securities
The Portfolio will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Portfolio cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Portfolio's net assets.

Purchases on Margin
The Portfolio will not purchase securities on margin, provided that the Portfolio may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets
The Portfolio will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

For purposes of the above limitations, the Portfolio considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

As a matter of non-fundamental policy: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset backed securities will be classified according to the underlying assets securing such securities. To confirm to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Portfolio will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in bank instruments and investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. Foreign securities will not be excluded from industry concentration limits. The investment of more than 25% of the value of the Portfolio's total assets in any one industry will constitute "concentration".



Massachusetts Partnership Law
Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.



Account and Share Information

VOTING RIGHTS
Each Share of the Portfolio gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All Shares of the Portfolio have equal voting rights.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Portfolio or class, only Shares of that Portfolio or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding shares of all series entitled to vote.

As of February 1, 2006, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares:

Federated Investment Management Company, Pittsburgh, PA, owned approximately 10 Shares (100%).

Federated Investment Management Company is organized in the state of Pennsylvania and is a subsidiary of Federated Investors, Inc.; organized in the state of Pennsylvania.

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.



Management of the Trust

BOARD OF TRUSTEES, MANAGEMENT INFORMATION, COMPENSATION

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Portfolio. Where required, the tables separately list Board members who are "interested persons" of the Portfolio (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised five portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.


As of February 1, 2006, the Portfolio's Board and Officers as a group owned less than 1% of the Portfolio's outstanding Shares.


INTERESTED TRUSTEES BACKGROUND AND COMPENSATION
Name
Birth Date                                                                            Total
Address                                                            Aggregate       Compensation
                                                                 Compensation    From Trust and
Positions Held with Trust   Principal Occupation(s) for          From Portfolio   Federated Fund
Date Service Began          Past Five Years,                   (past fiscal year)    Complex
                            Other Directorships Held and                          (past calendar
                            Previous Position(s)                                      year)
John F. Donahue*            Principal Occupations: Director            $0               $0
Birth Date: July 28, 1924   or Trustee of the Federated
TRUSTEE                     Fund Complex; Chairman and
Began serving: August       Director, Federated Investors,
1996                        Inc.

                            Previous Positions: Chairman of
                            the Federated Fund Complex;
                            Trustee, Federated Investment
                            Management Company and Chairman
                            and Director, Federated
                            Investment Counseling.

Lawrence D. Ellis, M.D.*    Principal Occupations: Director           N/A            $148,500
Birth Date: October 11,     or Trustee of the Federated
1932                        Fund Complex; Professor of
3471 Fifth Avenue           Medicine, University of
Suite 1111                  Pittsburgh; Medical Director,
Pittsburgh, PA              University of Pittsburgh
TRUSTEE                     Medical Center Downtown;
Began serving: August       Hematologist, Oncologist and
1996                        Internist, University of
                            Pittsburgh Medical Center.

                            Other Directorships Held:
                            Member, National Board of
                            Trustees, Leukemia Society of
                            America.

                            Previous Positions: Trustee,
                            University of Pittsburgh;
                            Director, University of
                            Pittsburgh Medical Center.


* John F. Donahue is "interested" due to the positions he holds with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Portfolio's principal underwriter, Federated Securities Corp. + Because the Portfolio is a new portfolio of the Trust, Trustee compensation has not yet been earned and will be reported following the Portfolio's next fiscal year.


INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION
Name
------------------------------------------------------------   ------------------     Total
Birth Date                                                         Aggregate       Compensation
Address                                                           Compensation    From Trust and
Positions Held with Trust   Principal Occupation(s) for          From Portfolio   Federated Fund
Date Service Began          Past Five Years,                      (past fiscal       Complex
                            Other Directorships Held and             year)+       (past calendar
                            Previous Position(s)                                      year)
Thomas G. Bigley            Principal Occupation: Director            N/A            $163,350
Birth Date: February 3,     or Trustee of the Federated
1934                        Fund Complex.
15 Old Timber Trail
Pittsburgh, PA              Other Directorships Held:
TRUSTEE                     Director, Member of Executive
Began serving: August       Committee, Children's Hospital
1996                        of Pittsburgh; Director,
                            University of Pittsburgh.

                            Previous Position: Senior
                            Partner, Ernst & Young LLP.

John T. Conroy, Jr.         Principal Occupations: Director           N/A            $163,350
Birth Date: June 23, 1937   or Trustee of the Federated
Investment Properties       Fund Complex; Chairman of the
Corporation                 Board, Investment Properties
3838 North Tamiami Trail    Corporation; Partner or Trustee
Suite 402                   in private real estate ventures
Naples, FL                  in Southwest Florida.
TRUSTEE
Began serving: August       Previous Positions: President,
1996                        Investment Properties
                            Corporation; Senior Vice
                            President, John R. Wood and
                            Associates, Inc., Realtors;
                            President, Naples Property
                            Management, Inc. and Northgate
                            Village Development Corporation.

Nicholas P. Constantakis    Principal Occupation: Director            N/A            $163,350
Birth Date: September 3,    or Trustee of the Federated
1939                        Fund Complex.
175 Woodshire Drive
Pittsburgh, PA              Other Directorships Held:
TRUSTEE                     Director and Member of the
Began serving: February     Audit Committee, Michael Baker
1998                        Corporation (engineering and
                            energy services worldwide).

                            Previous Position: Partner,
                            Andersen Worldwide SC.

John F. Cunningham          Principal Occupation: Director            N/A            $148,500
Birth Date: March 5, 1943   or Trustee of the Federated
353 El Brillo Way           Fund Complex.
Palm Beach, FL
TRUSTEE                     Other Directorships Held:
Began serving: January      Chairman, President and Chief
1999                        Executive Officer, Cunningham &
                            Co., Inc. (strategic business
                            consulting); Trustee Associate,
                            Boston College.

                            Previous Positions: Director,
                            Redgate Communications and EMC
                            Corporation (computer storage
                            systems); Chairman of the Board
                            and Chief Executive Officer,
                            Computer Consoles, Inc.;
                            President and Chief Operating
                            Officer, Wang Laboratories;
                            Director, First National Bank
                            of Boston; Director, Apollo
                            Computer, Inc.

Peter E. Madden             Principal Occupation: Director            N/A            $148,500
Birth Date: March 16,       or Trustee of the Federated
1942                        Fund Complex.
One Royal Palm Way
100 Royal Palm Way          Other Directorships Held: Board
Palm Beach, FL              of Overseers, Babson College.
TRUSTEE
Began serving: August       Previous Positions:
1996                        Representative, Commonwealth
                            of Massachusetts
                            General Court; President,
                            State Street Bank and
                            Trust Company and State
                            Street Corporation
                            (retired); Director,
                            VISA USA and VISA
                            International; Chairman and
                            Director, Massachusetts
                            Bankers Association; Director,
                            Depository Trust
                            Corporation; Director,
                            The Boston Stock Exchange.

Charles F. Mansfield, Jr.   Principal Occupations: Director           N/A            $163,350
Birth Date: April 10,       or Trustee of the Federated
1945                        Fund Complex; Management
80 South Road               Consultant.
Westhampton Beach, NY
TRUSTEE                     Previous Positions: Chief
Began serving: January      Executive Officer, PBTC
1999                        International Bank; Partner,
                            Arthur Young & Company (now
                            Ernst & Young LLP); Chief
                            Financial Officer of Retail
                            Banking Sector, Chase Manhattan
                            Bank; Senior Vice President,
                            HSBC Bank USA (formerly, Marine
                            Midland Bank); Vice President,
                            Citibank; Assistant Professor
                            of Banking and Finance, Frank
                            G. Zarb School of Business,
                            Hofstra University; Executive
                            Vice President DVC Group, Inc.

Marjorie P. Smuts           Principal Occupations:                    N/A            $148,500
Birth Date: June 21, 1935   Director or Trustee of the
4905 Bayard Street          Federated Fund Complex; Public
Pittsburgh, PA              Relations/Marketing
TRUSTEE                     Consultant/Conference
Began serving: August       Coordinator.
1996
                            Previous Positions: National
                            Spokesperson, Aluminum Company
                            of America; television
                            producer; President, Marj
                            Palmer Assoc.; Owner, Scandia
                            Bord.

John S. Walsh               Principal Occupations:                    N/A            $148,500
Birth Date: November 28,    Director or Trustee of the
1957                        Federated Fund Complex;
2604 William Drive          President and Director, Heat
Valparaiso, IN              Wagon, Inc. (manufacturer of
TRUSTEE                     construction temporary
Began serving: January      heaters); President and
1999                        Director, Manufacturers
                            Products, Inc. (distributor of
                            portable construction heaters);
                            President, Portable Heater
                            Parts, a division of
                            Manufacturers Products, Inc.

                            Previous Position: Vice
                            President, Walsh & Kelly, Inc.

+ Because the Portfolio is a new portfolio of the Trust, Trustee compensation has not yet been earned and will be reported following the Portfolio's next fiscal year.



OFFICERS**
** Officers do not receive any compensation from the Portfolio.



COMMITTEES OF THE BOARD
                                                                                         Meetings
Board            Committee                                                                 Held
Committee        Members                     Committee Functions                         During
                                                                                            Last
                                                                                         Fiscal
                                                                                            Year
Executive        John F. Donahue             In between meetings of the full Board,         Six
                 John E. Murray, Jr.,        the Executive Committee generally may
                 J.D., S.J.D.                exercise all the powers of the full
                 John S. Walsh               Board in the management and direction of
                                             the business and conduct of the
                                             affairs of the Trust in such manner
                                             as the Executive Committee shall
                                             deem to be in the best interests of
                                             the Trust. However, the Executive
                                             Committee cannot elect or remove
                                             Board members, increase or decrease
                                             the number of Trustees, elect or
                                             remove any Officer, declare
                                             dividends, issue shares or
                                             recommend to shareholders any
                                             action requiring shareholder
                                             approval.
Audit            Thomas G. Bigley            The purposes of the Audit Committee are        Nine
                 John T. Conroy, Jr.         to oversee the accounting and financial
                 Nicholas P.                 reporting process of the Portfolio, the
                 Constantakis                Portfolio`s internal control over
                 Charles F. Mansfield,       financial reporting, and the quality,
                 Jr.                         integrity and independent audit of the
                                             Portfolio`s financial statements.
                                             The Committee also oversees or
                                             assists the Board with the
                                             oversight of compliance with legal
                                             requirements relating to those
                                             matters, approves the engagement
                                             and reviews the qualifications,
                                             independence and performance of the
                                             Portfolio`s independent registered
                                             public accounting firm, acts as a
                                             liaison between the independent
                                             registered public accounting firm
                                             and the Board and reviews the
                                             Portfolio`s internal audit
                                             function.
Nominating       Thomas G. Bigley            The Nominating Committee, whose members        One
                 John T. Conroy, Jr.         consist of all Independent Trustees,
                 Nicholas P.                 selects and nominates persons for
                 Constantakis                election to the Portfolio`s Board when
                 John F. Cunningham          vacancies occur. The Committee will
                 Peter E. Madden             consider candidates recommended by
                 Charles F. Mansfield,       shareholders, Independent Trustees,
                 Jr.                         officers or employees of any of the
                 John E. Murray, Jr.         Portfolio`s agents or service providers
                 Marjorie P. Smuts           and counsel to the Portfolio. Any
                 John S. Walsh               shareholder who desires to have an
                                             individual considered for
                                             nomination by the Committee must
                                             submit a recommendation in writing
                                             to the Secretary of the Portfolio,
                                             at the Portfolio's address
                                             appearing on the back cover of this
                                             Part B. The recommendation should
                                             include the name and address of
                                             both the shareholder and the
                                             candidate and detailed information
                                             concerning the candidate's
                                             qualifications and experience. In
                                             identifying and evaluating
                                             candidates for consideration, the
                                             Committee shall consider such
                                             factors as it deems appropriate.
                                             Those factors will ordinarily
                                             include: integrity, intelligence,
                                             collegiality, judgment, diversity,
                                             skill, business and other
                                             experience, qualification as an
                                             "Independent Trustee," the
                                             existence of material relationships
                                             which may create the appearance of
                                             a lack of independence, financial
                                             or accounting knowledge and
                                             experience, and dedication and
                                             willingness to devote the time and
                                             attention necessary to fulfill
                                             Board responsibilities.









BOARD OWNERSHIP OF SHARES IN THE PORTFOLIO AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2005
                                    Dollar Range of               Aggregate
                                     Shares Owned             Dollar Range of
                                     in Federated             Shares Owned in
                                  Inflation-Protected     Federated Family of
Interested                        Securities Core Fund   Investment Companies
Board Member Name
John F. Donahue                          None                   Over $100,000
Lawrence D. Ellis, M.D.                  None                   Over $100,000

Independent
Board Member Name
Thomas G. Bigley                         None                   Over $100,000
John T. Conroy, Jr.                      None                   Over $100,000
Nicholas P. Constantakis                 None                   Over $100,000
John F. Cunningham                       None                   Over $100,000
Peter E. Madden                          None                   Over $100,000
Charles F. Mansfield, Jr.                None                   Over $100,000
John E. Murray, Jr., J.D., S.J.D.        None                   Over $100,000
Marjorie P. Smuts                        None                   Over $100,000
John S. Walsh                            None                   Over $100,000

--------------------------------------------------------------------------------

Investment Advisory and Other Services

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Portfolio.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Portfolio shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.




PORTFOLIO MANAGER INFORMATION
The following information about the Portfolio's Portfolio Manager is provided as of the end of the Portfolio's most recently completed fiscal year.

                                            Total Number of Other
 -----------------------------------------------------------------------------
 Other Accounts Managed by                    Accounts Managed/
 Donald Ellenberger                             Total Assets*
 Registered Investment                   4 funds / $1,431.32 million
 Companies
 Other Pooled Investment                        0 portfolios
 Vehicles
 Other Accounts                         15 accounts / $467.32 million

* None of the Accounts has an advisory fee that is based on the performance of the account.
--------------------------------------------------------------------------------
Dollar value range of shares owned in the Portfolio:  None.

Donald Ellenberger is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Client Satisfaction and Service, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Portfolio's benchmark (i.e., Lehman Brothers US Treasury Inflation-Protection Securities Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Ellenberger is also the portfolio manager for other accounts in addition to the Portfolio. Such other accounts may have different benchmarks and may also be measured on a rolling 3 and 5 calendar year pre-tax gross return basis vs. an account's designated peer group of comparable funds. Investment performance is calculated with an equal weighting of each account managed by the portfolio manager. In addition, Donald Ellenberger serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for Taxable Fixed Income funds. A portion of the IPP score is based on Federated's senior management's assessment of team contributions.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Client Satisfaction and Service is assessed by Federated's senior management based on the quality, amount and effectiveness of client support activities, with input from sales management.

Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. In making this assessment, Federated's senior management considers the following factors: growth of the portfolio manager's funds (assets under management and revenues), net fund flows relative to industry trends for the product category, supporting the appropriate number of funds to improve efficiency and enhance strong fund performance, growth in assets under management and revenues attributable to the portfolio manager's Department, and Departmental expense management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management's judgment. The financial success score is lowered if Federated's overall financial targets are not achieved.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Portfolio trades (for example, research, or "soft dollars"). The Adviser has structured the portfolio managers' compensation in a manner, and the Portfolio has adopted policies and procedures, reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.




SERVICES AGREEMENT
Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Portfolio.






CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Portfolio, its Adviser, and its placement agent have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Portfolio Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Portfolio could buy, as well as Shares of the Portfolio, they also contain significant safeguards designed to protect the Portfolio and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.


VOTING PROXIES ON PORTFOLIO SECURITIES
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Portfolio's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.


PROXY VOTING POLICIES
The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.




PROXY VOTING PROCEDURES
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs ISS by means of Proxy Voting Guidelines, and ISS may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines). However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, ISS will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS. The Adviser's proxy voting procedures generally permit the Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.




CONFLICTS OF INTEREST
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Portfolio (and its shareholders) and those of the Adviser or placement agent. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Portfolio's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Portfolio holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Portfolio's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.


PROXY VOTING REPORT
A report on Form N-PX of how the Portfolio voted any proxies during the most recent 12-month period ended June 30 is available from the EDGAR database on the SEC's website at www.sec.gov.




PORTFOLIO HOLDINGS INFORMATION
The Portfolio's Annual and Semi-Annual Reports, which contain complete listings of the Portfolio's holdings as of the end of the Portfolio's second and fourth fiscal quarters, and its Quarterly Reports on Form N-Q, which contain complete listings of the Portfolio's holdings as of the end of its first and third fiscal quarters, may be accessed on the SEC's website at www.sec.gov. Annual and Semi-Annual Reports are filed within 70 days, and Quarterly Reports on Form N-Q are filed within 60 days, after the end of the fiscal quarter.



The disclosure policy of the Portfolio and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Portfolio's holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Portfolio may receive nonpublic information about Portfolio holdings for purposes relating to their services. The Portfolio may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies and to commodities exchange clearing corporations in connection with qualifying the Portfolio's Shares for use as margin collateral. Traders or portfolio managers may provide "interest" lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this Part B.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Portfolio. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Portfolio and its shareholders. In that regard, and to address possible conflicts between the interests of Portfolio shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Portfolio, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.


PLACEMENT AGENT

The Portfolio's placement agent is Federated Securities Corp., located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Portfolio. FAS provides these at the following annual rate of the average aggregate daily net assets of all Federated funds as specified below:

                                    Average Aggregate Daily
Maximum Administrative Fee          Net Assets of the Federated Funds
0.150 of 1%                         on the first $5 billion
0.125 of 1%                         on the next $5 billion
0.100 of 1%                         on the next $10 billion
0.075 of 1%                         on assets over $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio. FAS may voluntarily waive a portion of its fee and may reimburse the Portfolio for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Portfolio's portfolio investments for a fee based on Portfolio assets plus out-of-pocket expenses.



CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Portfolio. Foreign instruments purchased by the Portfolio are held by foreign banks participation in a network coordinated by State Street Bank.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Portfolio's registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Portfolio, Ernst & Young LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Portfolio's financial statements and financial highlights are free of material misstatement.


Brokerage Allocation and Other Practices


When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Portfolio's Board.

Investment decisions for the Portfolio are made independently from those of other accounts managed by the Adviser. When the Portfolio and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Portfolio and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Portfolio, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Portfolio.

Capital Stock and Other Securities

CAPITAL STOCK
Holders of the Portfolio's Shares of beneficial interest will have equal rights to participate in distributions made by the Portfolio, equal rights to the Portfolio's assets upon dissolution and equal voting rights; the Portfolio does not allow cumulative voting. Investors will have no preemptive or other right to subscribe to any additional shares of beneficial interest or other securities issued by the Trust. Shares may be redeemed at any time at net asset value (NAV) with no charge.






Shareholder Information

Beneficial interests in the Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act.


OFFERING PRICE
The Portfolio's NAV per Share fluctuates and is based on the market value of all securities and other assets of the Portfolio.

Market values of the Portfolio's portfolio securities are determined as follows:

o futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

o for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;

o for other fixed-income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and

o for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.




TRADING IN FOREIGN SECURITIES
Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Portfolio values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Portfolio's Board, although the actual calculation may be done by others.



REDEMPTION-IN-KIND
Although the Portfolio intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Portfolio's portfolio securities.

Because the Portfolio has elected to be governed by Rule 18f-1 under the 1940 Act, the Portfolio is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Portfolio's Board determines that payment should be in kind. In such a case, the Portfolio will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Portfolio determines its NAV. The portfolio securities will be selected in a manner that the Portfolio's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Taxation of the Portfolio

The Portfolio intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Portfolio will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by the Portfolio.



Investment Ratings


STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.


MOODY'S INVESTORS SERVICE LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody's.




FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.




MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


STANDARD AND POOR'S COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.




A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

aaa--Exceptional. Assigned to issues where the issuer has, in A.M. Best's opinion, an exceptional ability to meet the terms of the obligation.

aa--Very Strong. Assigned to issues where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of the obligation.

a--Strong. Assigned to issues where the issuer has, in A.M. Best's opinion, a strong ability to meet the terms of the obligation.

bbb--Adequate. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb--Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. .

b--Very Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes. .

ccc, cc, c--Extremely Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d--In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from "aa" to "ccc" may be enhanced with a "+" (plus) or "-" (minus) to indicate whether credit quality is near the top or bottom of a category. A company's Long-Term Credit Rating also may be assigned an Under Review modifier ("u") that generally is event-driven (positive, negative or developing) and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an ("i") denote indicative ratings. Ratings may also be assigned a Public Data modifier ("pd") which indicates that a company does not subscribe to A.M. Best's interactive rating process.


A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ --Strongest. Assigned to issues where the issuer has, in A.M. Best's opinion, the strongest ability to repay short-term debt obligations.

AMB-1 --Outstanding. Assigned to issues where the issuer has, in A.M. Best's opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 --Satisfactory. Assigned to issues where the issuer has, in A.M. Best's opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 --Adequate. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 --Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

d--In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company's Short-Term Credit Rating also may be assigned an Under Review modifier ("u") that generally is event-driven (positive, negative or developing) and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an ("i") denote indicative ratings.


A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company's rating for an intermediate period, generally defined as the next 12 to 36 months. Public Data Ratings are not assigned an Outlook. Ratings Outlooks are as follows:

Positive--Indicates a company's financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative--Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable--Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

Addresses

Federated Inflation-Protected Securities Core Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Placement Agent
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue,
Pittsburgh, PA 15222-3779

Investment Adviser
Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian, Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company

P.O. Box 8600

Boston, MA 02266-8600


Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Appendix


The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the
Portfolio:


Custodian
State Street Bank and Trust Company


Securities Lending Agent


N/A




Independent Registered Public Accounting Firm
Ernst & Young LLP


Legal Counsel
Dickstein Shapiro Moran & Oshinsky LLP

Reed Smith LLP


Service Providers




FactSet

Institutional Shareholder Services, Inc.

Wilshire Associates, Inc.


Security Pricing Services


Bear Stearns



FT Interactive Data

Reuters



Standard & Poor's




Ratings Agencies
None


Performance Reporting/Publications




Morningstar, Inc.





NASDAQ

Value Line






Other


Astec Consulting Group, Inc.



Investment Company Institute










Cusip:  31409N507

33776 (2/06)





FEDERATED CORE TRUST





Prospective Investor ____________________             Copy #
--------------------







CONFIDENTIAL PRIVATE OFFERING MEMORANDUM



FEDERATED MORTGAGE CORE PORTFOLIO


February 28, 2006













Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY


Placement Agent
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222


Do Not Copy or Circulate

FEDERATED CORE TRUST


-----------------------------------------------------------------------------

-----------------------------------------------------------------------------




Federated Mortgage Core Portfolio






CONFIDENTIAL PRIVATE OFFERING MEMORANDUM
-----------------------------------------------------------------------------

February 28, 2006

A Confidential Statement of Additional Information (SAI) with respect to Federated Mortgage Core Portfolio (Portfolio), a portfolio of Federated Core Trust (Trust), with the same date has been filed with the Securities and Exchange Commission (SEC), and is incorporated herein by reference. A copy of the SAI is available without charge by calling the Portfolio's placement agent at 1-800-341-7400.

Shares of the Portfolio are not deposits or obligations of any bank, and are not endorsed or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

The securities described herein are offered pursuant to an exemption from the registration requirements of the Securities Act of 1933 (1933 Act), as amended, and have not been registered with or approved or disapproved by the SEC or any other regulatory authority of any jurisdiction, nor has the SEC passed upon the accuracy or adequacy of this Confidential Private Offering Memorandum. Any representation to the contrary is a criminal offense.

Shares of the Portfolio are being offered for investment only to investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D of the 1933 Act.

Investors will be required to represent that they meet certain financial requirements and that they are familiar with and understand the terms, risks and merits of an investment in the Portfolio.

No resale of Shares may be made unless the Shares are subsequently registered under the 1933 Act or an exemption from such registration is available.

This Confidential Private Offering Memorandum has been prepared on a confidential basis solely for the information of the recipient and may not be reproduced, provided to others or used for any other purpose.

No person has been authorized to make representations or give any information with respect to the Shares, except the information contained herein or in the Trust's registration statement filed under the Investment Company Act of 1940.

                        FEDERATED MORTGAGE CORE PORTFOLIO
                       A Portfolio of Federated Core Trust
                  CONFIDENTIAL PRIVATE OFFERING MEMORANDUM
                                     Part A
                   (information required in a prospectus)

                                February 28, 2006
-----------------------------------------------------------------------------


Please read this Confidential Private Offering Memorandum (Memorandum) carefully before investing and retain it for future reference. It contains important information about the Portfolio that investors should know before investing.

A copy of a Subscription Agreement for use in subscribing to purchase Shares of the Portfolio accompanies delivery of this Memorandum. In order to purchase shares of the Portfolio, a prospective investor must satisfactorily complete and execute the Subscription Agreement and deliver it to the Portfolio's Transfer Agent.

Items 1, 2, 3 and 8 of Part A are omitted pursuant to Item B(2)(b) of the General Instructions to Form N-1A.

Investment Objective, Principal Investment Strategies and Related Risks

Investment Objective
The investment objective of the Portfolio is to provide total return. While there is no assurance that the Portfolio will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this offering memorandum.

   Investment Strategy
   The Portfolio pursues its investment objective by investing primarily in mortgage-backed securities, including collateralized mortgage obligations
(CMOs).

   The Portfolio's investment adviser (Adviser) manages the portfolio by targeting a dollar-weighted average duration relative to that of the Lehman Brothers Mortgage-Backed Securities Index. Duration measures the price sensitivity of a portfolio of fixed-income securities to changes in interest rates. The Adviser targets this range based upon its interest rate outlook. The Adviser formulates its interest rate outlook by analyzing a variety of factors, such as:

o     current and expected U.S. economic growth,
o     current and expected interest rates and inflation,
o     the Federal Reserve Board's monetary policy, and
o     changes in the supply of or demand for U.S. government securities.

   The Adviser generally shortens the Portfolio's average duration when it expects interest rates to rise and extends the duration when it expects interest rates to fall.

   The Adviser selects securities used to lengthen or shorten the Portfolio's average duration by comparing the returns currently offered by different investments to their historical and expected returns. In selecting mortgage-backed securities, including CMOs, the analysis also focuses on the expected cash flows from the pool of mortgage obligations supporting the security. The Adviser attempts to assess the relative returns and risks of these securities by analyzing how the timing, amount and division of cash flows from the pool might change in response to changing economic and market conditions. The Adviser may use CMOs with more predictable cash flows (such as sequential pay, planned amortization class and targeted amortization class) to improve the Portfolio's performance in volatile markets. The Adviser may also use combinations of CMOs or CMOs and pass-through certificates to provide a higher yielding investment with market risks similar to a pass-through certificate or a Treasury security. The combination may involve different mortgage pools. Unanticipated differences in prepayment rates of the pools may reduce the return of the combined investment. Combinations may also include CMOs (such as IOs, POs and Inverse Floaters) that have complex terms or less predictable cash flows.

  In addition to buying mortgage-backed securities outright, the Portfolio may acquire securities on a "to be announced" basis in order to enhance yield. The Portfolio engages in dollar roll transactions to increase income. The Portfolio uses repurchase agreements to secure its obligations in these transactions.

   Because the Portfolio refers to mortgage investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Portfolio to normally invest less than 80% of its assets in mortgage investments.


SECURITIES AND TECHNIQUES

FIXED-INCOME SECURITIES
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Portfolio principally invests:

Agency Securities
Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Portfolio treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Mortgage-Backed Securities

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. The simplest forms of mortgage-backed securities are pass-through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other mortgage-backed securities may have more complicated financial structures.

The Portfolio may invest in both agency mortgage-backed securities and in mortgage-backed securities that are issued by a private entity. Securities issued by private entities must be rated investment grade by one or more nationally recognized statistical rating organizations (NRSROs). The ability to invest in securities issued by a private entity creates credit risk.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)
CMOs including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and interest rate risks for each CMO class.

   SEQUENTIAL CMOS.
   In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

   PACS, TACS AND COMPANION CLASSES
   More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

   IOS AND POS
   CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

   FLOATERS AND INVERSE FLOATERS
   Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as the London Interbank Offered Rate. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

   Z CLASSES
   CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

   The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

NON-GOVERNMENTAL MORTGAGE-BACKED SECURITIES
Non-governmental mortgage-backed securities (including non-governmental CMOs) are issued by private entities, rather than by U.S. government agencies. The Portfolio may invest in non-governmental mortgage-backed securities that are rated BBB or higher by a NRSRO. The non-governmental mortgage-backed securities in which the Portfolio invests will be treated as mortgage related asset-backed securities. These securities involve credit risks and liquidity risks.

COMMERCIAL MORTGAGE-BACKED SECURITIES
Commercial mortgage-backed securities (CMBS) represent interests in mortgage loans on commercial real estate, such as loans for hotels, shopping centers, office buildings and apartment buildings. Generally, the interest and principal payments on these loans are passed on to investors in CMBS according to a schedule of payments. The Portfolio may invest in individual CMBS issues or, alternately, may gain exposure to the overall CMBS market by investing in a derivative contract, the performance of which is related to changes in the value of a domestic CMBS index. The risks associated with CMBS reflect the risks of investing in the commercial real estate securing the underlying mortgage loans and are therefore different from the risks of other types of MBS. Additionally, CMBS may expose the Portfolio to interest rate, liquidity and credit risks.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.




DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, commodities, currencies, financial indices or other assets or instruments. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset or instrument. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Portfolio may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Portfolio and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending on how the Portfolio uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset or instrument, derivative contracts may increase or decrease the Portfolio's exposure to interest rate risks, and may also expose the Portfolio to liquidity and leverage risks. OTC contracts also expose the Portfolio to credit risks in the event that a counterparty defaults on the contract.

The Portfolio may trade in the following types of derivative contracts, including combinations thereof:

Futures Contracts
Future contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. The Portfolio has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Portfolio can buy or sell financial futures.

Options
Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts.

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. The Portfolio may use call options in the following ways:

o Buy call options on financial futures in anticipation of an increase in the value of the underlying asset or instrument; and

o Write call options on financial futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Portfolio is exercised, the Portfolio foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the underlying asset to the writer of the option. The Portfolio may use put options in the following ways:

o Buy put options on financial futures in anticipation of a decrease in the value of the underlying asset; and

o Write put options on financial futures to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Portfolio may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

The Portfolio may also buy or write options, as needed, to close out existing option positions.

Swaps
Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms. Common types of swaps in which the Portfolio may invest include:

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed-income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

TOTAL RATE OF RETURN SWAPS
Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

Investment Ratings for Investment Grade Securities
The Adviser will determinate whether a security is investment grade based upon the credit ratings given by one or more NRSROs. For example, Standard and Poor's assigns ratings to investment grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Portfolio must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade.

SPECIAL TRANSACTIONS

Repurchase Agreements
Repurchase agreements are transactions in which the Portfolio buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Portfolio's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Portfolio will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Portfolio's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Delayed Delivery Transactions
Delayed delivery transactions, including when issued transactions, are arrangements in which the Portfolio buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Portfolio to the issuer and no interest accrues to the Portfolio. The Portfolio records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Portfolio. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

To Be Announced Securities (TBAs)
As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Portfolio.

Dollar Rolls
Dollar rolls are transactions where the Portfolio sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage-backed securities. Dollar rolls are subject to interest rate risks and credit risks.

Securities Lending
The Portfolio may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Portfolio receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Portfolio the equivalent of any dividends or interest received on the loaned securities.

The Portfolio will reinvest cash collateral in securities that qualify as an acceptable investment for the Portfolio. However, the Portfolio must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Portfolio may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.

Asset Coverage
In order to secure its obligations in connection with derivative contracts or special transactions, the Portfolio will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Portfolio's obligations. Unless the Portfolio has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Portfolio to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.



Temporary Defensive Investments
The Portfolio may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Portfolio to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

INVESTMENT RISKS

Interest Rate Risks
Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Credit Risks
Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Portfolio will lose money.

Many fixed-income securities receive credit ratings from NRSROs such as Standard & Poor's and Moody's Investors Service. These NRSROs assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Portfolio must rely entirely upon the Adviser's credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Portfolio will fail to meet its obligations. This could cause the Portfolio to lose the benefit of the transaction or prevent the Portfolio from selling or buying other securities to implement its investment strategy.

Call Risks and Prepayment Risks

Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

If a fixed-income security is called, the Portfolio may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.



Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment , refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Portfolio holding mortgage-backed securities.

For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Portfolio would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.

Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.





Leverage Risks
Leverage risk is created when an investment exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio's risk of loss and potential for gain.


Risks of Investing in Derivative Contracts
The Portfolio's use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts in which the Portfolio invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts may be mispriced or improperly valued and, as a result, the Portfolio may need to make increased cash payments to the counterparty. Fourth, derivative contracts may cause the Portfolio to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Portfolio, if the value of the Portfolio's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Portfolio's investments. Any such termination of the Portfolio's OTC derivative contracts may adversely affect the Portfolio (for example, by increasing losses and/or costs, and/or preventing the Portfolio from fully implementing its investment strategies). Finally, derivative contracts may also involve other risks described in this Memorandum, such as interest rate, credit, liquidity and leverage risks.

Liquidity Risks

Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Portfolio's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Portfolio may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Portfolio will be required to continue to hold the security or keep the position open, and the Portfolio could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.



Risks Associated with Complex CMOs
CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater interest rate, prepayment and liquidity risks than other mortgage-backed securities. For example, their prices are more volatile and their trading market may be more limited.


Share Ownership Concentration Risks
A majority of the Portfolio's Shares may be held by other mutual funds advised by the Adviser and its affiliates. It also is possible that some or all of these other mutual funds will decide to purchase or redeem shares of the Portfolio simultaneously or within a short period of time of one another in order to execute their asset allocation strategies. Accordingly, there is a risk that the Share trading activities of these shareholders could disrupt the Portfolio's investment strategies which could have adverse consequences for the Portfolio and other shareholders (e.g., by requiring the Portfolio to sell investments at inopportune times or causing the Portfolio to maintain larger-than-expected cash positions pending acquisition of investments).



Management Organization and Capital Structure

Investment Adviser
A Board of Trustees (the "Board") governs the Trust. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Portfolio's assets including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Trust. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 136 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $213 billion in assets as of December 31, 2005. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,305 employees. Federated provides investment products to more than 5,500 investment professionals and institutions.

Advisory Fees
The Adviser will not receive a fee for its investment advisory services.

A discussion of the Board's review of the Portfolio's investment advisory contract is available in the Portfolio's Annual Report dated December 31, 2005.



Portfolio Management Information

Todd A. Abraham
Todd A. Abraham has been the Portfolio Manager of the Portfolio since inception. Mr. Abraham has been a Vice President of the Adviser since July 1997. Mr. Abraham joined Federated Investors in 1993 as an Investment Analyst and served as Assistant Vice President from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham is a Chartered Financial Analyst and received his M.B.A. in finance from Loyola College.


The Portfolio's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts, and ownership of securities in the Portfolio.


Shareholder Information

Beneficial interests in the Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act. Investments in the Portfolio may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D of the 1933 Act. This Memorandum does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

Pricing of Portfolio Shares
The net asset value (NAV) of the Portfolio is determined as of the end of regular trading (normally, 4:00 p.m., Eastern time) each day the New York Stock Exchange (NYSE) is open.

The NAV per Share of the Portfolio is computed by dividing the value of the Portfolio's assets, less all liabilities, by the total number of Shares outstanding.



The Portfolio generally values fixed-income securities according to prices furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. For mortgage-backed securities, prices furnished by the independent pricing service are based on the aggregate investment value of the projected cash flows to be generated by the security. For other fixed-income securities, prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges.

If prices are not available from an independent pricing service, securities and derivative contracts traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security or contract as provided by an investment dealer or other financial institution that deals in the security or contract.



Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Portfolio's Board.

The Portfolio may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Portfolio's Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.



Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which the Portfolio's NAV is computed. An event is considered significant if there is both an affirmative expectation that the security's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed-income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Portfolio's NAV in advance of the time as of which NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company's operations or regulatory changes or market developments affecting the issuer's industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events.



There can be no assurance that the Portfolio could purchase or sell a portfolio security at the price used to calculate the Portfolio's NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.


Frequent Trading Policies
Frequent or short-term trading into and out of the Portfolio can have adverse consequences for the Portfolio and its shareholders who use the Portfolio as a long-term investment vehicle. Such trading in significant amounts can disrupt the Portfolio's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Portfolio. Investors engaged in such trading may also seek to profit by anticipating changes in the Portfolio's NAV in advance of the time as of which NAV is calculated. The Portfolio is designed as an investment vehicle exclusively for "accredited investors", such as other investment companies, insurance company separate accounts and similar organizations. The Portfolio is designed primarily for use by other funds managed by the Adviser and its affiliates as a substitute for direct investment in the types of securities held by the Portfolio. Given the limitation on the types of shareholders who may invest in the Portfolio, and the expected role the Portfolio will play helping to efficiently diversify their investment portfolios, the Portfolio 's Adviser does not anticipate frequent or short-term trading in amounts that would be reasonably likely to have adverse consequences for the Portfolio. For these reasons and given the sophistication of the Portfolio's investors, the Portfolio's Board has not adopted policies and procedures to discourage frequent trading or short-term trading into and out of the Portfolio.




Portfolio Holdings Information
The Portfolio's Annual and Semi-Annual Reports, which contain complete listings of the Portfolio's holdings as of the end of the Portfolio's second and fourth fiscal quarters, and its Quarterly Reports on Form N-Q, which contain complete listings of the Portfolio's holdings as of the end of its first and third fiscal quarters, may be accessed on the SEC's website at www.sec.gov. Annual and Semi-Annual Reports are filed within 70 days, and Quarterly Reports on Form N-Q are filed within 60 days, after the end of the fiscal quarter.



Purchase of Portfolio Shares
Shares of the Portfolio may be purchased any day the NYSE is open.

Purchases should be made in accordance with procedures established by the Portfolio's Transfer Agent, State Street Bank and Trust Company.

Purchase orders for Shares of the Portfolio will receive the NAV next determined after the purchase order is received in proper form by the Portfolio's Transfer Agent.

Payment by federal funds must be received by the Trust's custodian, State Street Bank and Trust Company, by 3:00 p.m. (Eastern time) the next business day following the receipt of the purchase order.

There is no minimum required initial or subsequent investment amount.

The Portfolio reserves the right to cease accepting investments in the Portfolio at any time or to reject any investment order.

Redemption of Portfolio Shares
Shares of the Portfolio may be redeemed any day the NYSE is open.

Redemption requests should be made in accordance with procedures established by the Transfer Agent.

Redemption requests will receive the NAV next determined after the request is received in proper form by the Transfer Agent.

Redemption proceeds will normally be delivered within one business day after a request is received in proper form. Payment may be delayed up to seven days:

o     to allow a purchase order to clear;
o     during periods of market volatility; or
o when a shareholder's trade activity or amount adversely impacts the Portfolio's ability to manage its assets.



You will not accrue interest or dividends on unchased redemption checks from the Portfolio if those checks are undeliverable and returned to the Portfolio.



Redemption in Kind
Although the Portfolio intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Portfolio's portfolio securities.

Confirmations and Account Statements
Shareholders will receive confirmation of purchases and redemptions. In addition, shareholders will receive periodic statements reporting all account activity including dividends and capital gains paid.

Share Certificates
The Trust does not issue share certificates.



Dividends and Distributions
The Portfolio declares dividends daily and pays them monthly to shareholders. Purchases made by wire begin earning dividends on the day the wire is received. Purchases made by check begin earning dividends on the business day after the Portfolio receives the check. In either case, dividends are earned through the day a redemption request is received.

Dividends will be automatically reinvested in additional Shares unless the shareholder has elected cash payments.

Tax Consequences
Portfolio distributions are taxable to the shareholder whether paid in cash or reinvested in the Portfolio. Dividends are taxable at different rates depending on the source of dividend income. Capital gains are taxable at different rates depending upon the length of time the Portfolio holds its assets.



Portfolio distributions are expected to be both dividends and capital gains. Redemptions are taxable sales.


Legal Proceedings


Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund's directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.



Distribution Arrangements

Federated Securities Corp. is the Trust's Placement Agent. It receives no fee for its services.

A Statement of Additional Information (SAI) dated February 28, 2006, is incorporated by reference into this Memorandum. Additional information about the Portfolio and its investments is contained in the Portfolio's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Portfolio Performance discusses market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The SAI contains a description of the Portfolio's policies and procedures with respect to the disclosure of its portfolio securities. Because the Portfolio is offered on a private placement basis, the Memorandum, SAI and Annual and Semi-Annual Reports are not available on Federated's website.


You can obtain information about the Portfolio (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Portfolio information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.































Investment Company Act No. 811-8519

Cusip 31409N200

30127 (2/06)





                        FEDERATED MORTGAGE CORE PORTFOLIO
                       A Portfolio of Federated Core Trust
                    CONFIDENTIAL PRIVATE OFFERING MEMORANDUM
                                     Part B
          (information required in a Statement of Additional Information)

                                February 28, 2006

This Part B is not a prospectus. Read this Part B in conjunction with Part A for Federated Mortgage Core Portfolio (Portfolio) dated February 28, 2006. This Part B incorporates by reference the Portfolio's Annual Report. Obtain Part A or the Annual Report without charge by calling 1-800-341-7400.





Table of Contents
Portfolio History                               2
Investments, Techniques, Risks and Limitations  2
Massachusetts Partnership Law                   8
Account and Share Information                   8
Management of the Trust                         8
Investment Advisory and Other Services          13
Brokerage Allocation and Other Practices        17
Capital Stock and Other Securities              17
Shareholder Information                         18
Taxation of the Portfolio                       18
Financial Statements                            19
Investment Ratings                              19
Addresses                                       23
Appendix                                        24

Portfolio History

The Portfolio is a diversified portfolio of Federated Core Trust (the Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on August 21, 1996. The Trust may offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The Portfolio's investment adviser is Federated Investment Management Company (Adviser).


Investments, Techniques, Risks and Limitations

SECURITIES DESCRIPTIONS AND TECHNIQUES
In addition to the principal securities listed in Part A, the Portfolio may also invest in the following:

Fixed-Income Securities
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.



The following describes the types of fixed-income securities in which the Portfolio may invest:



TREASURY SECURITIES
Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate risks and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

MORTGAGE RELATED ASSET-BACKED SECURITIES
Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts. The Portfolio will purchase only mortgage-related asset-backed securities such as home equity loans and manufactured housing obligations. Asset-backed securities have prepayment risks. Like CMOs, asset-backed securities may be structured like floaters, inverse floaters, IOs and POs.



Like mortgage-backed securities, asset-backed securities may be issued by a private entity and, although these securities must be rated investment grade, they present credit risk.

Derivative Contracts
Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Portfolio could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Portfolio from closing out a position. If this happens, the Portfolio will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Portfolio by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Portfolio may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Portfolio and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Portfolio uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Portfolio's exposure to interest rate, and may also expose the Portfolio to liquidity and leverage risks. OTC contracts also expose the Portfolio to credit risks in the event that a counterparty defaults on the contract.

The Portfolio may trade in the following types of derivative contracts, including combinations thereof:

FUTURES CONTRACTS
Future contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. The Portfolio has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Portfolio can buy or sell financial futures.

OPTIONS
Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.





CALL OPTIONS
A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. The Portfolio may use call options in the following ways:

o Buy call options on financial futures in anticipation of an increase in the value of the underlying asset or instrument; and

o Write call options on financial futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Portfolio is exercised, the Portfolio foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the underlying asset to the writer of the option. The Portfolio may use put options in the following ways:

o Buy put options on financial futures in anticipation of a decrease in the value of the underlying asset; and

o Write put options on financial futures to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Portfolio may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

The Portfolio may also buy or write options, as needed, to close out existing option positions.

SWAPS
Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors and collars. Common swap agreements that the Portfolio may use include:

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed-income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

TOTAL RATE OF RETURN SWAPS
Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

CAPS AND FLOORS
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

SPECIAL TRANSACTIONS


Reverse Repurchase Agreements
Reverse repurchase agreements are repurchase agreements in which the Portfolio is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Portfolio. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Portfolio must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Investing in Securities of Other Investment Companies
The Portfolio may invest its assets in securities of other investment companies, as an efficient means of carrying out its investment policies and managing its uninvested cash. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Portfolio in shares of other investment companies may be subject to such duplicate expenses. The Portfolio will limit its investment in other investment companies to not more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of its total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general.

Inter-Fund Borrowing and Lending Arrangements

The Securities and Exchange Commission (SEC) has granted an exemption that permits the Portfolio and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund. Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Portfolio's Board of Trustees (the "Board), and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from "failed" trades. All inter-fund loans must be repaid in seven days or less. The Portfolio's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

INVESTMENT RISKS
There are many factors which may effect an investment in the Portfolio. The Portfolio's principal risks are described in Part A. Risk factors of the acceptable investments listed above are as follows. Additional risk factors are outlined below.

Interest Rate Risks
o Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

o Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Credit Risks
o Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Portfolio will lose money.

o Many fixed-income securities receive credit ratings from nationally recognized statistical rating organizations (NRSROs) such as Standard & Poor's and Moody's Investors Service. These NRSROs assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Portfolio must rely entirely upon the Adviser's credit assessment.

o Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

o Credit risk includes the possibility that a party to a transaction involving the Portfolio will fail to meet its obligations. This could cause the Portfolio to lose the benefit of the transaction or prevent the Portfolio from selling or buying other securities to implement its investment strategy.


Call Risks and Prepayment Risks
o Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

o If a fixed-income security is called, the Portfolio may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.



o Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Portfolio holding mortgage-backed securities.

   For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Portfolio would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.

   Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

o Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.





Liquidity Risks
o Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Portfolio's performance. Infrequent trading of securities may also lead to an increase in their price volatility.


o Liquidity risk also refers to the possibility that the Portfolio may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Portfolio will be required to continue to hold the security or keep the position open, and the Portfolio could incur losses.

o OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.


Risks of Investing in Derivative Contracts
o The Portfolio's use of derivative contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts in which the Portfolio invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts may be mispriced or improperly valued and, as a result, the Portfolio may need to make increased cash payments to the counterparty. Fourth, derivative contracts may cause the Portfolio to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Portfolio, if the value of the Portfolio's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Portfolio's investments. Any such termination of the Portfolio's OTC derivative contracts may adversely affect the Portfolio (for example, by increasing losses and/or costs, and/or preventing the Portfolio from fully implementing its investment strategies). Finally, derivative contracts may also involve other risks described in this Part B, such as interest rate, credit, liquidity and leverage risks.


Leverage Risks
o Leverage risk is created when an investment exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio's risk of loss and potential for gain.

o The Portfolio may invest in instruments whose returns are based on a multiple of a specified index, security, or other benchmark. Such performance multiplication may increase leverage risks.

FUNDAMENTAL INVESTMENT OBJECTIVE
The Portfolio's fundamental investment objective is to provide total return. The investment objective may not be changed by the Portfolio's Board without shareholder approval.

INVESTMENT LIMITATIONS

Selling Short and Buying on Margin
The Portfolio will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

Issuing Senior Securities
The Portfolio will not issue senior securities, except as permitted by its investment objective and policies.

Borrowing Money
The Portfolio will not borrow money, except to the extent permitted under the Investment Company Act of 1940 (1940 Act) (which currently limits borrowings to no more than 33 1/3% of the value of the Portfolio's total assets). For purposes of this investment restriction, the entry into options, futures contracts and dollar roll transactions shall not constitute borrowing.

Pledging Assets
The Portfolio will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of borrowing.

Concentration of Investments
The Portfolio will not purchase securities if, as a result of such purchase, 25% or more of its total assets would be invested in any one industry. However, the Portfolio may at any time invest 25% or more of its assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities.

Investing in Commodities
The Portfolio will not purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that the Portfolio may engage in transactions involving futures contracts and related options.

Investing in Real Estate
The Portfolio will not purchase or sell real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.

Lending Cash or Securities
The Portfolio will not lend any of its assets, except portfolio securities up to one-third of its total assets. This shall not prevent the Portfolio from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the Portfolio's investment objective and policies or the Trust's Declaration of Trust.

Underwriting
The Portfolio will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 (1933 Act) in connection with the sale of securities in accordance with its investment objective, policies and limitations.

Diversification of Investments
With respect to 75% of its total assets, the Portfolio will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer. Also, the Portfolio will not purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the Portfolio considers common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

--------------------------------------------------------------------------------
The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
--------------------------------------------------------------------------------

Restricted and Illiquid Securities
The Portfolio will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Portfolio cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Portfolio's net assets.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value of total or net assets will not result in a violation of such restriction.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

VOTING RIGHTS
Each Share of the Portfolio gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All Shares of the Portfolio have equal voting rights.



All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Portfolio or class, only Shares of that Portfolio or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding shares of all series entitled to vote.

As of February 1, 2006, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares:

Federated Total Return Bond Fund, Quincy MA, owned approximately 42,254,902 Shares (44.05%); Federated Strategic Income Fund, North Quincy, MA, owned approximately 19,588,206 Shares (20.42%); Federated Capital Income Fund, North Quincy, MA, owned approximately 6,680,840 Shares (6.97%); CPF Managed Portfolio III, Pittsburgh, PA, owned approximately 5,447,475 Shares (5.68%); and CPF Managed Portfolio IV, Pittsburgh, PA, owned approximately 5,114,692 Shares (5.33%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Management of the Trust

BOARD OF TRUSTEES, MANAGEMENT INFORMATION, COMPENSATION

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Portfolio. Where required, the tables separately list Board members who are "interested persons" of the Portfolio (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised five portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of February 1, 2006, the Portfolio's Board and Officers as a group owned less than 1% of the Portfolio's outstanding Shares.


INTERESTED TRUSTEES BACKGROUND AND COMPENSATION


  Name                    Principal Occupation(s) for Past   Aggregate   Total Compensation
                          Five Years,                       Compensation  From Trust and
  Birth Date                                                              Federated Fund
  Address                 Other Directorships Held and     From Portfolio     Complex
  Positions Held with     Previous Position(s)              (past fiscal   (past calendar
  Trust                                                        year)           year)
  Date Service Began
  John F. Donahue*        Principal Occupations: Director        $0              $0
  Birth Date: July 28,    or Trustee of the Federated Fund
  1924                    Complex; Chairman and Director,
  TRUSTEE                 Federated Investors, Inc.
  Began serving:
  August 1996             Previous Positions: Chairman of
                          the Federated Fund Complex;
                          Trustee, Federated Investment
                          Management Company and Chairman
                          and Director, Federated
                          Investment Counseling.
  Lawrence D. Ellis,      Principal Occupations: Director    $1,080.64        $148,500
  M.D.*                   or Trustee of the Federated Fund
  Birth Date: October     Complex; Professor of Medicine,
  11, 1932                University of Pittsburgh;
  3471 Fifth Avenue       Medical Director, University of
  Suite 1111              Pittsburgh Medical Center
  Pittsburgh, PA          Downtown; Hematologist,
  TRUSTEE                 Oncologist and Internist,
  Began serving:          University of Pittsburgh Medical
  August 1996             Center.

                          Other Directorships Held:
                          Member, National Board of
                          Trustees, Leukemia Society of
                          America.

                          Previous Positions: Trustee,
                          University of Pittsburgh;
                          Director, University of
                           Pittsburgh Medical Center.

* John F. Donahue is "interested" due to the positions he holds with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Portfolio's principal underwriter, Federated Securities Corp.



INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION


   Name                   Principal Occupation(s) for Past   Aggregate   Total Compensation
                          Five Years,                                       From Trust and
   Birth Date             Other Directorships Held and      Compensation   Federated Fund
   Address                Previous Position(s)             From Portfolio     Complex
   Positions Held with                                      (past fiscal   (past calendar
   Trust                                                       year)           year)
   Date Service Began
   Thomas G. Bigley       Principal Occupation: Director     $1,188.71        $163,350
   Birth Date:            or Trustee of the Federated Fund
   February 3, 1934       Complex.
   15 Old Timber Trail
   Pittsburgh, PA         Other Directorships Held:
   TRUSTEE                Director, Member of Executive
   Began serving:         Committee, Children's Hospital
   August 1996            of Pittsburgh; Director,
                          University of Pittsburgh.

                          Previous Position: Senior
                           Partner, Ernst & Young LLP.
   John T. Conroy, Jr.    Principal Occupations: Director    $1,188.71        $163,350
   Birth Date: June       or Trustee of the Federated Fund
   23, 1937               Complex; Chairman of the Board,
   Investment             Investment Properties
   Properties             Corporation; Partner or Trustee
   Corporation            in private real estate ventures
   3838 North Tamiami     in Southwest Florida.
   Trail
   Suite 402              Previous Positions: President,
   Naples, FL             Investment Properties
   TRUSTEE                Corporation; Senior Vice
   Began serving:         President, John R. Wood and
   August 1996            Associates, Inc., Realtors;
                           President, Naples Property
                         Management, Inc. and Northgate
                        Village Development Corporation.
   Nicholas P.            Principal Occupation: Director     $1,188.71        $163,350
   Constantakis           or Trustee of the Federated Fund
   Birth Date:            Complex.
   September 3, 1939
   175 Woodshire Drive    Other Directorships Held:
   Pittsburgh, PA         Director and Member of the Audit
   TRUSTEE                Committee, Michael Baker
   Began serving:         Corporation (engineering and
   February 1998          energy services worldwide).

                           Previous Position: Partner,
                          Andersen Worldwide SC.

   John F. Cunningham     Principal Occupation: Director     $1,080.64        $148,500
   Birth Date: March      or Trustee of the Federated Fund
   5, 1943                Complex.
   353 El Brillo Way
   Palm Beach, FL         Other Directorships Held:
   TRUSTEE                Chairman, President and Chief
   Began serving:         Executive Officer, Cunningham &
   January 1999           Co., Inc. (strategic business
                         consulting); Trustee Associate,
                          Boston College.

                          Previous Positions: Director,
                         Redgate Communications and EMC
                          Corporation (computer storage
                         systems); Chairman of the Board
                          and Chief Executive Officer,
                          Computer Consoles, Inc.;
                          President and Chief Operating
                          Officer, Wang Laboratories;
                          Director, First National Bank of
                          Boston; Director, Apollo
                          Computer, Inc.
   Peter E. Madden        Principal Occupation: Director     $1,080.64        $148,500
   Birth Date: March      or Trustee of the Federated Fund
   16, 1942               Complex.
   One Royal Palm Way
   100 Royal Palm Way     Other Directorships Held: Board
   Palm Beach, FL         of Overseers, Babson College.
   TRUSTEE
   Began serving:         Previous Positions:
   August 1996            Representative, Commonwealth of
                          Massachusetts General Court;
                          President, State Street Bank and
                          Trust Company and State Street
                          Corporation (retired); Director,
                          VISA USA and VISA International;
                          Chairman and Director,
                          Massachusetts Bankers
                          Association; Director,
                          Depository Trust Corporation;
                          Director, The Boston Stock
                          Exchange.
   Charles F.             Principal Occupations: Director    $1,188.71        $163,350
   Mansfield, Jr.         or Trustee of the Federated Fund
   Birth Date: April      Complex; Management Consultant.
   10, 1945
   80 South Road          Previous Positions: Chief
   Westhampton Beach,     Executive Officer, PBTC
   NY                     International Bank; Partner,
   TRUSTEE                Arthur Young & Company (now
   Began serving:         Ernst & Young LLP); Chief
   January 1999           Financial Officer of Retail
                         Banking Sector, Chase Manhattan
                          Bank; Senior Vice President,
                         HSBC Bank USA (formerly, Marine
                         Midland Bank); Vice President,
                        Citibank; Assistant Professor of
                          Banking and Finance, Frank G.
                        Zarb School of Business, Hofstra
                           University; Executive Vice
                          President DVC Group, Inc.
   John E. Murray,        Principal Occupations: Director    $1,296.77        $178,200
   Jr., J.D., S.J.D.      or Trustee, and Chairman of the
   Birth Date:            Board of Directors or Trustees,
   December 20, 1932      of the Federated Fund Complex;
   Chancellor,            Chancellor and Law Professor,
   Duquesne University    Duquesne University; Partner,
   Pittsburgh, PA         Murray, Hogue & Lannis.
   TRUSTEE
   Began serving:         Other Directorships Held:
   August 1996            Director, Michael Baker Corp.
                          (engineering, construction,
                          operations and technical
                          services).

                         Previous Positions: President,
                          Duquesne University; Dean and
                         Professor of Law, University of
                         Pittsburgh School of Law; Dean
                         and Professor of Law, Villanova
                          University School of Law.
   Marjorie P. Smuts      Principal Occupations:  Director   $1,080.64        $148,500
   Birth Date: June       or Trustee of the Federated Fund
   21, 1935               Complex; Public
   4905 Bayard Street     Relations/Marketing
   Pittsburgh, PA         Consultant/Conference
   TRUSTEE                Coordinator.
   Began serving:
   August 1996            Previous Positions: National
                         Spokesperson, Aluminum Company
                        of America; television producer;
                         President, Marj Palmer Assoc.;
                          Owner, Scandia Bord.
   John S. Walsh          Principal Occupations:  Director   $1,080.64        $148,500
   Birth Date:            or Trustee of the Federated Fund
   November 28, 1957      Complex; President and Director,
   2604 William Drive     Heat Wagon, Inc. (manufacturer
   Valparaiso, IN         of construction temporary
   TRUSTEE                heaters); President and
   Began serving:         Director, Manufacturers
   January 1999           Products, Inc. (distributor of
                          portable construction heaters);
                           President, Portable Heater
                          Parts, a division of
                          Manufacturers Products, Inc.

                          Previous Position: Vice
                         President, Walsh & Kelly, Inc.



-

OFFICERS**
   Name                          Principal Occupation(s) and Previous Position(s)

   Birth Date
   Address
   Positions Held with Trust
   Date Service Began
   John W. McGonigle             Principal Occupations: Executive Vice President and
-----------------------------    Secretary of the Federated Fund Complex; Vice Chairman,
   Birth Date: October 26,       Executive Vice President, Secretary and Director,
   1938                          Federated Investors, Inc.
   EXECUTIVE VICE PRESIDENT
   AND SECRETARY                 Previous Positions: Trustee, Federated Investment
   Began serving: November       Management Company and Federated Investment Counseling;
   1997                          Director, Federated Global Investment Management Corp.,
                                 Federated Services Company and Federated Securities
                                 Corp.
   Richard A. Novak              Principal Occupations: Principal Financial Officer and
   Birth Date: December 25,      Treasurer of the Federated Fund Complex; Senior Vice
   1963                          President, Federated Administrative Services; Financial
   TREASURER                     and Operations Principal for Federated Securities
   Began serving: January        Corp., Edgewood Services, Inc. and Southpointe
   2006                          Distribution Services, Inc.; Senior Vice President and
                                 Controller of Federated Investors, Inc.

                                 Previous Positions: Vice President, Finance of
                                 Federated Services Company; held various financial
                                 management positions within The Mercy Hospital of
                                 Pittsburgh; Auditor, Arthur Anderson & Co.
   John B. Fisher                Principal Occupations: Vice President of some of the
   Birth Date: May 16, 1956      Funds in the Federated Fund Complex; and President and
   PRESIDENT                     Director of the Institutional Sales Division of
   Began serving: November       Federated Securities Corp., which is a wholly owned
   2004                          subsidiary of Federated. Mr. Fisher is responsible for
                                 the distribution of Federated's products and services
                                 to investment advisors, insurance companies, retirement
                                 plans, and corporations. In addition, Mr. Fisher serves
                                 as President and Director of Federated Investment
                                 Counseling, a wholly owned subsidiary of Federated
                                 involved in the management of separate accounts and
                                 sub-advised mandates. He is also President, Technology,
                                 Federated Services Corp. responsible for the
                                 technological infrastructure of the various Federated
                                 companies. He is also Director, Edgewood Securities
                                 Corp., as well as Director, Federated Investors Trust
                                 Company.

                                 Previous Positions: Senior Vice President of Federated
                                 Investment Counseling.
   Robert J. Ostrowski           Principal Occupations:  Robert J. Ostrowski joined
   Birth Date: April 26, 1963    Federated in 1987 as an Investment Analyst and became a
   CHIEF INVESTMENT OFFICER      Portfolio Manager in 1990. He was named Chief
   Began serving: May 2004       Investment Officer of taxable fixed-income products in
                                 2004 and also serves as a Senior Portfolio Manager. He
                                 has been a Senior Vice President of the Portfolio's
                                 Adviser since 1997. Mr. Ostrowski is a Chartered
                                 Financial Analyst. He received his M.S. in Industrial
                                 Administration from Carnegie Mellon University.

   Richard B. Fisher             Principal Occupations: Vice Chairman or Vice President
   Birth Date: May 17, 1923      of some of the Funds in the Federated Fund Complex;
   VICE PRESIDENT                Vice Chairman, Federated Investors, Inc.; Chairman,
   Began serving: November       Federated Securities Corp.
   1997
                                 Previous Positions: President and Director or Trustee
                                 of some of the Funds in the Federated Fund Complex;
                                 Executive Vice President, Federated Investors, Inc. and
                                 Director and Chief Executive Officer, Federated
                                Securities Corp.
   Todd A. Abraham               Todd A. Abraham has been the Portfolio's Portfolio
   Birth Date: February 10,      Manager since inception. He is Vice President of the
   1966                          Trust. Mr. Abraham has been a Portfolio Manager since
   VICE PRESIDENT                1995 and a Vice President of the Portfolio's Adviser
   Began serving: May 2003       since 1997. Mr. Abraham joined Federated in 1993 as an
                                 Investment Analyst and served as Assistant Vice
                                 President from 1995 to 1997. Mr. Abraham served as a
                                 Portfolio Analyst at Ryland Mortgage Co. from
                                 1992-1993. Mr. Abraham is a Chartered Financial Analyst
                                 and received his M.B.A. in Finance from Loyola College.
   Mark E. Durbiano              Mark E. Durbiano is Vice President of the Trust. He
   Birth Date: September 21,     joined Federated in 1982 and has been a Senior
   1959                          Portfolio Manager and a Senior Vice President of the
   VICE PRESIDENT                Portfolio's Adviser since 1996. From 1988 through 1995,
   Began serving: November       Mr. Durbiano was a Portfolio Manager and a Vice
   1998                          President of the Portfolio's Adviser. Mr. Durbiano is a
                                 Chartered Financial Analyst and received his M.B.A. in
                                 Finance from the University of Pittsburgh.

** Officers do not receive any compensation from the Portfolio.


COMMITTEES OF THE BOARD
  Board        Committee           Committee Functions                           Meetings Held
  Committee    Members                                                            During Last
                                                                                  Fiscal Year
  Executive    John F. Donahue     In between meetings of the full Board, the         Six
               John E. Murray,     Executive Committee generally may exercise
               Jr., J.D., S.J.D.   all the powers of the full Board in the
               John S. Walsh       management and direction of the business
                                   and conduct of the affairs of the Trust in
                                   such manner as the Executive Committee shall
                                   deem to be in the best interests of the
                                   Trust. However, the Executive Committee
                                   cannot elect or remove Board members,
                                   increase or decrease the number of Trustees,
                                   elect or remove any Officer, declare
                                   dividends, issue shares or recommend to
                                   shareholders any action requiring shareholder
                                   approval.
  Audit        Thomas G. Bigley    The purposes of the Audit Committee are to         Nine
               John T. Conroy,     oversee the accounting and financial
               Jr.                 reporting process of the Portfolio, the
               Nicholas P.         Portfolio`s internal control over financial
               Constantakis        reporting, and the quality, integrity and
               Charles F.          independent audit of the Portfolio`s
               Mansfield, Jr.      financial statements.  The Committee also
                                   oversees or assists the Board with the
                                   oversight of compliance with legal
                                   requirements relating to those matters,
                                   approves the engagement and reviews the
                                   qualifications, independence and performance
                                   of the Portfolio`s independent registered
                                   public accounting firm, acts as a liaison
                                   between the independent registered public
                                   accounting firm and the Board and reviews the
                                   Portfolio`s internal audit function.
  Nominating   Thomas G. Bigley    The Nominating Committee, whose members            One
               John T. Conroy,     consist of all Independent Trustees,
               Jr.                 selects and nominates persons for election
               Nicholas P.         to the Portfolio`s Board when vacancies
               Constantakis        occur. The Committee will consider
               John F.             candidates recommended by shareholders,
               Cunningham          Independent Trustees, officers or employees
               Peter E. Madden     of any of the Portfolio`s agents or service
               Charles F.          providers and counsel to the Portfolio. Any
               Mansfield, Jr.      shareholder who desires to have an
               John E. Murray,     individual considered for nomination by the
               Jr.                 Committee must submit a recommendation in
               Marjorie P. Smuts   writing to the Secretary of the Portfolio,
               John S. Walsh       at the Portfolio's address appearing on the
                                   back cover of this Part B. The recommendation
                                   should include the name and address of both
                                   the shareholder and the candidate and
                                   detailed information concerning the
                                   candidate's qualifications and experience. In
                                   identifying and evaluating candidates for
                                   consideration, the Committee shall consider
                                   such factors as it deems appropriate. Those
                                   factors will ordinarily include: integrity,
                                   intelligence, collegiality, judgment,
                                   diversity, skill, business and other
                                   experience, qualification as an "Independent
                                   Trustee," the existence of material
                                   relationships which may create the appearance
                                   of a lack of independence, financial or
                                   accounting knowledge and experience, and
                                   dedication and willingness to devote the time
                                   and attention necessary to fulfill Board
                                   responsibilities.



BOARD OWNERSHIP OF SHARES IN THE PORTFOLIO AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2005
Interested                        Dollar Range of            Aggregate
Board Member Name                  Shares Owned           Dollar Range of
                               in Federated Mortgage      Shares Owned in
                                  Core Portfolio        Federated Family of
                                                       Investment Companies
John F. Donahue                        None                Over $100,000
Lawrence D. Ellis, M.D.                None                Over $100,000

Independent Board Member Name
Thomas G. Bigley                       None                Over $100,000
John T. Conroy, Jr.                    None                Over $100,000
Nicholas P. Constantakis               None                Over $100,000
John F. Cunningham                     None                Over $100,000
Peter E. Madden                        None                Over $100,000
Charles F. Mansfield, Jr.              None                Over $100,000
John E. Murray, Jr., J.D.,             None                Over $100,000
S.J.D.
Marjorie P. Smuts                      None                Over $100,000
John S. Walsh                          None                Over $100,000

--------------------------------------------------------------------------------

Investment Advisory and Other Services

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Portfolio.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Portfolio shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.








PORTFOLIO MANAGER INFORMATION
The following information about the Portfolio Manager is provided as of the end of the Portfolio's most recently completed fiscal year.

   Other Accounts Managed by             Total Number of Other
 -----------------------------------------------------------------------
          Todd Abraham                     Accounts Managed/
                                             Total Assets*
 Registered Investment                9 funds / $4,019.27 million
 Companies
 Other Pooled Investment                     0 portfolios
 Vehicles
 Other Accounts                               0 accounts
* None of the Accounts has an advisory fee that is based on the performance of the account.
--------------------------------------------------------------------------
Dollar value range of shares owned in the Portfolio:  none.

Todd Abraham is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Client Satisfaction and Service, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Portfolio's benchmark (i.e., Lehman Brothers Mortgage-Backed Securities Index), and on a rolling 3 and 5 calendar year pre-tax gross return basis vs. the Portfolio's desgnated peer group of comparable portfolios (eg, portfolios in the same category as established by Lipper). These performance periods are adjusted if the portfolio manager has been managing the portfolio for less than five years; portfolios with less than one year of performance history under the portfolio manager may be excluded. As noted above, Mr. Abraham is also the portfolio manager for other accounts in addition to the Portfolio. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP; IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mr. Abraham serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for Taxable Fixed Income portfolios. A portion of the Investment Product Performance score is based on Federated's senior management's assessment of team contributions.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Client Satisfaction and Service is assessed by Federated's senior management based on the quality, amount and effectiveness of client support, with input from sales management.

Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. In making this assessment, Federated's senior management considers the following factors: growth of the portfolio manager's portfolios (assets under management and revenues), net portfolio flows relative to industry trends for the product category, supporting the appropriate number of portfolios to improve efficiency and enhance strong portfolio performance, growth in assets under management and revenues attributable to the portfolio manager's Department, and Departmental expense management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management's judgment. The financial success score is lowered if Federated's overall financial targets are not achieved.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a portfolio's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from Portfolio trades (for example, research, or "soft dollars"). The Adviser has structured the portfolio managers' compensation in a manner, and the Portfolio has adopted policies and procedures, reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.




SERVICES AGREEMENT
Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Portfolio.






CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Portfolio, its Adviser, and its placement agent have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Portfolio Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Portfolio could buy, as well as Shares of the Portfolio, they also contain significant safeguards designed to protect the Portfolio and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.


VOTING PROXIES ON PORTFOLIO SECURITIES
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Portfolio's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.


PROXY VOTING POLICIES
The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.




PROXY VOTING PROCEDURES
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs ISS by means of Proxy Voting Guidelines, and ISS may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines). However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, ISS will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS. The Adviser's proxy voting procedures generally permit the Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.




CONFLICTS OF INTEREST
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Portfolio (and its shareholders) and those of the Adviser or placement agent. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Portfolio's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Portfolio holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Portfolio's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.


PROXY VOTING REPORT
A report on Form N-PX of how the Portfolio voted any proxies during the most recent 12-month period ended June 30 is available from the EDGAR database on the SEC's website at www.sec.gov.


PORTFOLIO HOLDINGS INFORMATION


The Portfolio's Annual and Semi-Annual Reports, which contain complete listings of the Portfolio's holdings as of the end of the Portfolio's second and fourth fiscal quarters, and its Quarterly Reports on Form N-Q, which contain complete listings of the Portfolio's holdings as of the end of its first and third fiscal quarters, may be accessed on the SEC's website at www.sec.gov. Annual and Semi-Annual Reports are filed within 70 days, and Quarterly Reports on Form N-Q are filed within 60 days, after the end of the fiscal quarter.



The disclosure policy of the Portfolio and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Portfolio's holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Portfolio may receive nonpublic information about Portfolio holdings for purposes relating to their services. The Portfolio may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies and to commodities exchange clearing corporations in connection with qualifying the Portfolio's Shares for use as margin collateral. Traders or portfolio managers may provide "interest" lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this Part B.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Portfolio. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Portfolio and its shareholders. In that regard, and to address possible conflicts between the interests of Portfolio shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Portfolio, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

PLACEMENT AGENT

The Portfolio's placement agent is Federated Securities Corp., located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Portfolio. FAS provides these at the following annual rate of the average aggregate daily net assets of all Federated funds as specified below:

  Maximum Administrative Fee          Average Aggregate Daily
                               --------------------------------------
                                 Net Assets of the Federated Funds
          0.150 of 1%                 on the first $5 billion
          0.125 of 1%                  on the next $5 billion
          0.100 of 1%                 on the next $10 billion
          0.075 of 1%                on assets over $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio. FAS may voluntarily waive a portion of its fee and may reimburse the Portfolio for expenses.
-----------------------------------------------------------------------

FAS also provides certain accounting and recordkeeping services with respect to the Portfolio's portfolio investments for a fee based on Portfolio assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Portfolio.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Portfolio's registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Portfolio, Ernst & Young LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Portfolio's financial statements and financial highlights are free of material misstatement.


Brokerage Allocation and Other Practices

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Portfolio's Board.

Investment decisions for the Portfolio are made independently from those of other accounts managed by the Adviser. When the Portfolio and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Portfolio and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Portfolio, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Portfolio.



Capital Stock and Other Securities

CAPITAL STOCK
Holders of the Portfolio's Shares of beneficial interest will have equal rights to participate in distributions made by the Portfolio, equal rights to the Portfolio's assets upon dissolution and equal voting rights; the Portfolio does not allow cumulative voting. Investors will have no preemptive or other right to subscribe to any additional shares of beneficial interest or other securities issued by the Trust. Shares may be redeemed at any time at net asset value (NAV) with no charge.




Shareholder Information

Beneficial interests in the Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act.

OFFERING PRICE
The Portfolio's NAV per Share fluctuates and is based on the market value of all securities and other assets of the Portfolio.

Market values of the Portfolio's portfolio securities are determined as follows:

o futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

o for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;

o for other fixed-income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and

o for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

REDEMPTION-IN-KIND
Although the Portfolio intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Portfolio's portfolio securities.

Because the Portfolio has elected to be governed by Rule 18f-1 under the 1940 Act, the Portfolio is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Portfolio's Board determines that payment should be in kind. In such a case, the Portfolio will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Portfolio determines its NAV. The portfolio securities will be selected in a manner that the Portfolio's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.


Taxation of the Portfolio

The Portfolio intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Portfolio will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by the Portfolio.



The Portfolio is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Portfolio would realize, and to which the shareholder would be subject, in the future.



Financial Statements

The Financial Statements for the Portfolio for the fiscal year ended December 31, 2005 are incorporated herein by reference to the Annual Report to shareholders of Federated Mortgage Core Portfolio dated December 31, 2005.



Investment Ratings



STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.


MOODY'S INVESTORS SERVICE LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody's.


FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


STANDARD AND POOR'S COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.


A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

aaa--Exceptional. Assigned to issues where the issuer has, in A.M. Best's opinion, an exceptional ability to meet the terms of the obligation.

aa--Very Strong. Assigned to issues where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of the obligation.

a--Strong. Assigned to issues where the issuer has, in A.M. Best's opinion, a strong ability to meet the terms of the obligation.

bbb--Adequate. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb--Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. .

b--Very Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes. .

ccc, cc, c--Extremely Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d--In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from "aa" to "ccc" may be enhanced with a "+" (plus) or "-" (minus) to indicate whether credit quality is near the top or bottom of a category. A company's Long-Term Credit Rating also may be assigned an Under Review modifier ("u") that generally is event-driven (positive, negative or developing) and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an ("i") denote indicative ratings. Ratings may also be assigned a Public Data modifier ("pd") which indicates that a company does not subscribe to A.M. Best's interactive rating process.


A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ --Strongest. Assigned to issues where the issuer has, in A.M. Best's opinion, the strongest ability to repay short-term debt obligations.

AMB-1 --Outstanding. Assigned to issues where the issuer has, in A.M. Best's opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 --Satisfactory. Assigned to issues where the issuer has, in A.M. Best's opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 --Adequate. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 --Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

d--In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company's Short-Term Credit Rating also may be assigned an Under Review modifier ("u") that generally is event-driven (positive, negative or developing) and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an ("i") denote indicative ratings.


A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company's rating for an intermediate period, generally defined as the next 12 to 36 months. Public Data Ratings are not assigned an Outlook. Ratings Outlooks are as follows:

Positive--Indicates a company's financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative--Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable--Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

                                   30
Addresses

Federated Mortgage Core Portfolio
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Placement Agent
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue,
Pittsburgh, PA 15222-3779

Investment Adviser
Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian, Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600


Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Appendix
The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the
Portfolio:


Custodian
State Street Bank and Trust Company


Securities Lending Agent
HSBC
State Street Bank and Trust Company


Independent Registered Public Accounting Firm
Ernst & Young LLP


Legal Counsel
Dickstein Shapiro Moran & Oshinsky LLP
Reed Smith LLP


Service Providers


FactSet
Institutional Shareholder Services, Inc.
Wilshire Associates, Inc.


Security Pricing Services

Bear Stearns

FT Interactive Data
Reuters
Standard & Poor's


Ratings Agencies
None


Performance Reporting/Publications


Morningstar, Inc.


NASDAQ
Value Line
Wiesenberger/Thomson Financial


Other
Investment Company Institute






Cusip 31409N200

30128 (2/06)






Federated Core Trust





Prospective Investor ____________________             Copy #
--------------------







CONFIDENTIAL PRIVATE OFFERING MEMORANDUM



Federated Prime Pool

February 28, 2006













Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY


Placement Agent
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222


Do Not Copy or Circulate

Federated Core Trust


------------------------------------------------------------------------------

------------------------------------------------------------------------------




Federated Prime Pool






CONFIDENTIAL PRIVATE OFFERING MEMORANDUM
------------------------------------------------------------------------------

February 28, 2006

A Confidential Statement of Additional Information (SAI) with respect to Federated Prime Pool (Portfolio), a portfolio of Federated Core Trust (Trust), with the same date has been filed with the Securities and Exchange Commission
(SEC), and is incorporated herein by reference. A copy of the SAI is available without charge by calling the Portfolio's placement agent at 1-800-341-7400.

Shares of the Portfolio are not deposits or obligations of any bank, and are not endorsed or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

The securities described herein are offered pursuant to an exemption from the registration requirements of the Securities Act of 1933 (1933 Act), as amended, and have not been registered with or approved or disapproved by the SEC or any other regulatory authority of any jurisdiction, nor has the SEC passed upon the accuracy or adequacy of this Confidential Private Offering Memorandum. Any representation to the contrary is a criminal offense.

Shares of the Portfolio are being offered for investment only to investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D of the 1933 Act. It is anticipated that at least initially, Shares of the Portfolio will be available only to funds or accounts managed by the Portfolio's investment adviser or its affiliates.

Investors will be required to represent that they meet certain financial requirements and that they are familiar with and understand the terms, risks and merits of an investment in the Portfolio.

No resale of Shares may be made unless the Shares are subsequently registered under the 1933 Act or an exemption from such registration is available.

This Confidential Private Offering Memorandum has been prepared on a confidential basis solely for the information of the recipient and may not be reproduced, provided to others or used for any other purpose.

No person has been authorized to make representations or give any information with respect to the Shares, except the information contained herein or in the Trust's registration statement filed under the Investment Company Act of 1940.

                              Federated Prime Pool
                       A Portfolio of Federated Core Trust
                   CONFIDENTIAL PRIVATE OFFERING MEMORANDUM
                                     Part A

                    (information required in a prospectus)

                                February 28, 2006
------------------------------------------------------------------------------


Please read this Confidential Private Offering Memorandum (Memorandum) carefully before investing and retain it for future reference. It contains important information about the Portfolio that investors should know before investing.

A copy of a Subscription Agreement for use in subscribing to purchase shares of the Portfolio accompanies delivery of this Memorandum. In order to purchase shares of the Portfolio, a prospective investor must satisfactorily complete and execute the Subscription Agreement and deliver it to the Portfolio's transfer agent (Transfer Agent).

Items 1, 2, 3 and 8 of Part A are omitted pursuant to Item B(2)(b) of the General Instructions to Form N-1A.

Investment Objective, Principal Investment Strategies and Related Risks


INVESTMENT OBJECTIVE
The Portfolio is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Portfolio's investment objective is to provide current income consistent with stability of principal and liquidity. While there is no assurance that the Portfolio will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Memorandum.

INVESTMENT STRATEGY
The Portfolio invests primarily in a portfolio of high-quality, fixed-income securities issued by banks, corporations and the U.S. government, maturing in 397 days or less. The Portfolio will have a dollar-weighted average portfolio maturity of 90 days or less. The Portfolio's investment adviser (Adviser) actively manages the Portfolio, seeking to limit the credit risk taken by the Portfolio and to select investments with enhanced yields. A description of the various types of securities in which the Portfolio principally invests, and their risks, immediately follows the strategy discussion. The Adviser performs a fundamental credit analysis to develop an approved list of issuers and securities that meet the Adviser's standard for minimal credit risk. The Adviser monitors the credit risks of all portfolio securities on an ongoing basis by reviewing periodic financial data and ratings of nationally recognized statistical rating organizations (NRSROs).

The Adviser targets a dollar-weighted average portfolio maturity range based upon its interest rate outlook. The Adviser formulates its interest rate outlook by analyzing a variety of factors, such as current and expected U.S. economic growth; current and expected interest rates and inflation; and the Federal Reserve Board's monetary policy. The Adviser structures the portfolio by investing primarily in variable rate instruments and commercial paper to achieve a limited barbell structure. In this structure, the maturities of the Portfolio's investments tend to be concentrated towards the shorter and longer ends of the maturity range of the Portfolio's investments, rather than evenly spread across the range. The Adviser generally adjusts the portfolio's dollar-weighted average maturity by increasing or decreasing the maturities of the investments at the longer end of the barbell. The Adviser generally shortens the portfolio's maturity when it expects interest rates to rise and extends the maturity when it expects interest rates to fall. This strategy seeks to enhance the returns from favorable interest rate changes and reduce the effect of unfavorable changes.

SECURITIES AND TECHNIQUES

FIXED-INCOME SECURITIES
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time.



The following describes the types of fixed-income securities in which the Portfolio invests:




Corporate Debt Securities
Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Portfolio may also purchase interests in bank loans to companies.


COMMERCIAL PAPER
Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default.

DEMAND INSTRUMENTS

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Portfolio treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Bank Instruments
Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker's acceptances.

Asset-Backed Securities
Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes or pass-through certificates.

Agency Securities
Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities. The Portfolio treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.


Insurance Contracts
Insurance contracts include guaranteed investment contracts, funding agreements and annuities. The Portfolio treats these contracts as fixed-income securities.

Municipal Securities
Municipal securities are issued by states, counties, cities and other political subdivisions and authorities.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States. The Portfolio considers an issuer to be based outside the United States if:

o it is organized under the laws of, or has a principal office located in, another country;

o     the principal trading market for its securities is in another country;
      or

o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to risks of foreign investing.


CREDIT ENHANCEMENT
The Portfolio may invest in securities that have credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.


REPURCHASE AGREEMENTS
Repurchase agreements are transactions in which the Portfolio buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Portfolio's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Portfolio will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

Repurchase agreements are subject to credit risks.


INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES The Portfolio may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies and managing its uninvested cash. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Portfolio in shares of other investment companies may be subject to such duplicate expenses. The Portfolio will limit its investment in other investment companies to not more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of its total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general.

INVESTMENT RATINGS

The securities in which the Portfolio invests must be rated in one of the two highest short-term rating categories by one or more NRSROs or be deemed by the Adviser to be of comparable quality to securities having such ratings.

INVESTMENT RISKS

Interest Rate Risk
Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. Money market funds try to minimize this risk by purchasing short-term securities.


Credit Risk
Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Portfolio will lose money. Money market funds try to minimize this risk by purchasing higher quality securities.

Many fixed-income securities receive credit ratings from NRSROs such as Standard & Poor's and Moody's Investors Service. These NRSROs assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Portfolio must rely entirely on the Adviser's credit assessment.

Credit risk includes the possibility that a party to a transaction involving the Portfolio will fail to meet its obligations. This could cause the Portfolio to lose the benefit of the transaction or prevent the Portfolio from selling or buying other securities to implement its investment strategy.


Sector Risks
A substantial part of the Portfolio's portfolio may be comprised of securities issued by finance companies or companies with similar characteristics. In addition, a substantial part of the portfolio may be comprised of securities credit enhanced by banks or companies with similar characteristics. As a result, the Portfolio will be more susceptible to any economic, business, political or other developments that generally affect these entities. Developments affecting finance companies, banks or companies with similar characteristics might include changes in interest rates, changes in the economic cycle affecting credit losses and regulatory changes.

Risks of Foreign Investing
Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.


Share Ownership Concentration Risks
A majority of the Portfolio's Shares may be held by other mutual funds advised by the Adviser and its affiliates. It also is possible that some or all of these other mutual funds will decide to purchase or redeem Shares of the Portfolio simultaneously or within a short period of time of one another in order to execute their asset allocation strategies. Accordingly, there is a risk that the Share trading activities of these shareholders could disrupt the Portfolio's investment strategies which could have adverse consequences for the Portfolio and other shareholders (e.g., by requiring the Portfolio to sell investments at inopportune times or causing the Portfolio to maintain larger-than-expected cash positions pending acquisition of investments).



Management Organization and Capital Structure

Investment Adviser
A Board of Trustees (the "Board") governs the Trust. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Portfolio's assets including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Trust. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.



The Adviser and other subsidiaries of Federated advise approximately 136 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $213 billion in assets as of December 31, 2005. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,305 employees. Federated provides investment products to more than 5,500 investment professionals and institutions.


Advisory Fees
The Adviser will not receive a fee for its investment advisory services.

Shareholder Information

Beneficial interests in the Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act. Investments in the Portfolio may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D of the 1933 Act. It is anticipated that at least initially, Shares of the Portfolio will be available only to funds or accounts managed by the Adviser or its affiliates. This Memorandum does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

Pricing of Portfolio Shares
Shares can be purchased or redeemed any day the New York Stock Exchange (NYSE) is open. The Portfolio attempts to stabilize the NAV of its Shares at $1.00 by valuing portfolio securities using the amortized cost method. The Portfolio cannot guarantee that its NAV will always remain at $1.00 per Share. The Portfolio does not charge a front-end sales charge. When the Transfer Agent, State Street Bank and Trust Company, receives a transaction request in proper form (as described herein), it is processed at the next determined NAV. NAV is determined at 5:00 p.m. (Eastern time) each day the NYSE is open; except that on those days on which the NYSE has a scheduled early close, NAV is determined two hours after the time of the early close. You may find information regarding NYSE holidays and scheduled early closes on the NYSE website.



Purchase of Portfolio Shares
Purchases should be made in accordance with procedures established by the Portfolio's Transfer Agent.

Purchase orders for Shares of the Portfolio will receive the NAV next determined after the purchase order is received in proper form by the Portfolio's Transfer Agent. If a purchase order is received by the Transfer Agent by 5:00 p.m. (Eastern time) and payment by wire is received by the close of the Federal Reserve wire transfer system, the shareholder will be entitled to that day's dividend.

The required minimum initial investment for Portfolio Shares is $25,000. There is no required minimum subsequent investment amount.

The Portfolio reserves the right to cease accepting investments in the Portfolio at any time or to reject any investment order.

Redemption of Portfolio Shares
Redemption requests should be made in accordance with procedures established by the Transfer Agent.

Redemption requests will receive the NAV next determined after the request is received in proper form by the Transfer Agent. If a redemption order is received by the Transfer Agent by 5:00 p.m. (Eastern time) and redemption proceeds are wired to the shareholder the same day, the shareholder will not be entitled to that day's dividend. If a redemption order is received by the Transfer Agent after 5:00 p.m. (Eastern time), the shareholder will be entitled to that day's dividend, and redemption proceeds will be sent to the shareholder the following business day.

Redemption proceeds will normally be delivered within one business day after a request is received in proper form. Payment may be delayed up to seven days:

o     to allow a purchase order to clear;
o     during periods of market volatility; or
o when a shareholder's trade activity or amount adversely impacts the Portfolio's ability to manage its assets.

You will not accrue interest or dividends on uncashed redemption checks from the Portfolio if those checks are undeliverable and returned to the Portfolio.



Redemption in Kind
Although the Portfolio intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Portfolio's portfolio securities.


Share Certificates
The Portfolio does not issue Share certificates.



Account Activity
Shareholders will receive periodic statements reporting all account activity, including dividends and capital gains paid.

Dividends and Capital Gains
The Portfolio declares dividends daily and pays them monthly to shareholders. Dividends are based on estimates of income, expenses and shareholder activity for the Portfolio. Actual income, expenses and shareholder activity may differ from estimates and differences, if any, will be included in the calculation of subsequent dividends.

The Portfolio does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Portfolio pays any capital gains at least annually. Dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless the shareholder elects cash payments.


If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as "undeliverable," or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.



Tax Consequences
Portfolio distributions are taxable to the shareholder whether paid in cash or reinvested in the Portfolio. Dividends are taxable as ordinary income. Capital gains are taxable at different rates depending upon the length of time the Portfolio holds its assets.

Portfolio distributions are expected to be primarily dividends. Redemptions are taxable sales.


Frequent Trading Policies
Given the short-term nature of the Portfolio's investments and its use of the amortized cost method for calculating the NAV of Portfolio Shares, the Portfolio does not anticipate that in the normal case frequent or short-term trading into and out of the Portfolio will have significant adverse consequences for the Portfolio and its shareholders. For this reason and because the Portfolio is intended to be used as a liquid short-term investment, the Portfolio's Board has not adopted policies or procedures to discourage frequent or short-term trading of the Portfolio's Shares. Regardless of their frequency or short-term nature, purchases and redemptions of Portfolio Shares can have adverse effects on the management of the Portfolio and its performance.




Portfolio Holdings Information
The Portfolio's Annual and Semi-Annual Reports, which contain complete listings of the Portfolio's holdings as of the end of the Portfolio's second and fourth fiscal quarters, and its Quarterly Reports on Form N-Q, which contain complete listings of the Portfolio's holdings as of the end of its first and third fiscal quarters, may be accessed on the SEC's website at www.sec.gov. Annual and Semi-Annual Reports are filed within 70 days, and Quarterly Reports on Form N-Q are filed within 60 days, after the end of the fiscal quarter.

Legal Proceedings


Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund's directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.



Distribution Arrangements

Federated Securities Corp. is the Trust's Placement Agent. It receives no fee for its services.

A Statement of Additional Information (SAI) dated February 28, 2006, is incorporated by reference into this Memorandum. Additional information about the Portfolio and its investments is contained in the Portfolio's SAI and Annual and Semi-Annual Reports to Shareholders as they become available. The SAI contains a description of the Portfolio's policies and procedures with respect to the disclosure of its portfolio securities. Because the Portfolio is offered on a private placement basis, the Memorandum, SAI and Annual and Semi-Annual Reports are not available on Federated's website.


You can obtain information about the Portfolio (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Portfolio information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.































Investment Company Act File No. 811-8519

Cusip 31409N408

33502 (2/06)





                              FEDERATED PRIME POOL
                       A Portfolio of Federated Core Trust
                    CONFIDENTIAL PRIVATE OFFERING MEMORANDUM
                                     Part B
           (information required in a Statement of Additional Information)

                                February 28, 2006

This Part B is not a prospectus. Read this Part B in conjunction with Part A for Federated Prime Pool (Portfolio) dated February 28, 2006. Obtain Part A without charge by calling 1-800-341-7400.





Table of Contents
Portfolio History                                       2
Investments, Techniques, Risks and Limitations          2
Redemption in Kind                                      6
Massachusetts Partnership Law                           6
Account and Share Information                           7
Taxation of the Portfolio                               7
Management of the Trust                                 7
Investment Advisory and Other Services                 13
Brokerage Allocation and Other Practices               16
Capital Stock and Other Securities                     16
Shareholder Information                                16
Investment Ratings                                     17
Addresses                                              21
Appendix                                               22

Portfolio History

The Portfolio is a diversified portfolio of Federated Core Trust (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on August 21, 1996. The Trust may offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The Portfolio's investment adviser is Federated Investment Management Company (Adviser).

Investments, Techniques, Risks and Limitations

SECURITIES DESCRIPTIONS AND TECHNIQUES
In addition to the principal securities listed in Part A, the Portfolio may also invest in the following:

U.S. Treasury Securities
U.S. Treasury securities are direct obligations of the federal government of the United States. U.S. Treasury securities are generally regarded as having the lowest credit risks.

Zero Coupon Securities
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a "coupon payment"). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

Callable Securities
Certain fixed-income securities in which the Portfolio invests are callable at the option of the issuer. Callable securities are subject to call risks.

Mortgage-Backed Securities
Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.



Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and prepayments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.




Bank Instruments
Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

The Portfolio will not invest in instruments of domestic and foreign banks and savings and loans unless they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured by the Bank Insurance Fund or the Savings Association Insurance Fund which are administered by the Federal Deposit Insurance Corporation. These instruments may include Eurodollar Certificates of Deposit, Yankee Certificates of Deposit, and Euro-dollar Time Deposits.

For purposes of applying the Portfolio's concentration limitation, bank instruments also include fixed-income securities credit enhanced by a bank.

SPECIAL TRANSACTIONS

Inter-Fund Borrowing and Lending Arrangements
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Portfolio and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund. Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Portfolio's Board of Trustees (the "Board"), and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, or (b) to meet commitments arising from "failed" trades. All inter-fund loans must be repaid in seven days or less. The Portfolio's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

Securities Lending
The Portfolio may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Portfolio receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Portfolio the equivalent of any dividends or interest received on the loaned securities.

The Portfolio will reinvest cash collateral in securities that qualify as an acceptable investment for the Portfolio. However, the Portfolio must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Portfolio may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.



Securities lending activities are subject to interest rate risks and credit risks.

Delayed Delivery Transactions
Delayed delivery transactions, including when-issued transactions, are arrangements in which the Portfolio buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Portfolio to the issuer and no interest accrues to the Portfolio. The Portfolio records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Portfolio. Delayed delivery transactions also involve credit risks in the event of a counterparty default. The Portfolio will purchase and sell securities through regular way settlement, so that delivery of the security from the seller to the buyer will occur within the time frame that the securities industry has established for that type of security.



Reverse Repurchase Agreements
Reverse repurchase agreements are repurchase agreements in which the Portfolio is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Portfolio. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Portfolio must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Asset Coverage
In order to secure its obligations in connection with special transactions, the Portfolio will either own the underlying assets or set aside readily marketable securities with a value that equals or exceeds the Portfolio's obligations. Unless the Portfolio has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without terminating a special transaction. This may cause the Portfolio to miss favorable trading opportunities or to realize losses on special transactions.

INVESTMENT RATINGS
The two highest rating categories of a nationally recognized statistical rating organization (NRSRO) are determined without regard for sub-categories and gradations. For example, securities rated A-1+, A-1 or A-2 by Standard & Poor's (S&P), Prime-1 or Prime-2 by Moody's Investors Service (Moody's), or F-1+, F-1 or F-2 by Fitch Ratings (Fitch) are all considered rated in one of the two highest short-term rating categories. The Portfolio will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two NRSROs in one of their two highest rating categories. See "Regulatory Compliance."

INVESTMENT RISKS
There are many factors which may effect an investment in the Portfolio. The Portfolio's principal risks are described in Part A. Additional risk factors are outlined below.

Credit Risk
o Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.


Prepayment Risks
o Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. If the Portfolio receives unscheduled prepayments, it may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics.



Call Risks
o If a fixed-income security is called, the Portfolio may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Leverage Risks
o Leverage risk is created when an investment exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio's risk of loss and potential for gain.

FUNDAMENTAL INVESTMENT OBJECTIVE

The Portfolio's fundamental investment objective is to provide current income consistent with stability of principal and liquidity. The investment objective may not be changed by the Portfolio's Board without shareholder approval.

INVESTMENT LIMITATIONS

Diversification of Investments
With respect to securities comprising 75% of the value of its total assets, the Portfolio will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Portfolio would own more than 10% of the outstanding voting securities of that issuer. As a matter of non-fundamental policy, the Portfolio complies with the diversification requirements of Rule 2a-7, which are more rigorous.

Borrowing Money and Issuing Senior Securities
The Portfolio may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (1940 Act), any rule thereunder or any SEC staff interpretation thereof.


Investing in Real Estate
The Portfolio may not purchase or sell real estate, provided that this restriction does not prevent the Portfolio from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Portfolio may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities
The Portfolio may not purchase or sell physical commodities, provided that the Portfolio may purchase securities of companies that deal in commodities. For the purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Underwriting
The Portfolio may not underwrite the securities of other issuers, except that the Portfolio may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending
The Portfolio may not make loans, provided that this restriction does not prevent the Portfolio from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.


Concentration of Investments
The Portfolio will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Government securities, municipal securities and certain bank instruments will not be deemed to constitute an industry.


--------------------------------------------------------------------------------
The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
--------------------------------------------------------------------------------

Pledging Assets
The Portfolio will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Purchases on Margin
The Portfolio will not purchase securities on margin, provided that the Portfolio may obtain short-term credits necessary for the clearance of purchases and sales of securities.


Investing in Illiquid Securities
The Portfolio will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Portfolio cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Portfolio's net assets.

Restricted Securities
The Portfolio may invest in securities subject to restriction on resale under the federal securities laws.

For purposes of the commodities limitation, the Portfolio does not consider financial futures contracts to be commodities.

For purposes of the concentration limitation, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry. In addition: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset- backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, the Portfolio will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. The Portfolio will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry.

For purposes of the diversification limitation, the Portfolio considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

REGULATORY COMPLIANCE
The Portfolio may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in Part A and this Part B, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Portfolio will comply with the various requirements of Rule 2a-7 (the "Rule"), which regulates money market mutual funds. The Portfolio will determine the effective maturity of its investments according to the Rule. The Portfolio may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

DETERMINING MARKET VALUE OF SECURITIES
The Board has decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value (NAV) is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on Shares of the Portfolio computed by dividing the annualized daily income on the Portfolio by the NAV computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Portfolio's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in the Rule. Under the Rule, the Board must establish procedures reasonably designed to stabilize the NAV per Share, as computed for purposes of distribution and redemption, at $1.00 per Share, taking into account current market conditions and the Portfolio's investment objective. The procedures include monitoring the relationship between the amortized cost value per Share and the NAV per Share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Board will take any steps it considers appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

Redemption In Kind

Although the Portfolio intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Portfolio's portfolio securities.

Because the Portfolio has elected to be governed by Rule 18f-1 under the 1940 Act, the Portfolio is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Portfolio's Board determines that payment should be in kind. In such a case, the Portfolio will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Portfolio determines its NAV. The portfolio securities will be selected in a manner that the Portfolio's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.


Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

VOTING RIGHTS
Each Share of the Portfolio gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.



All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Portfolio or class, only Shares of that Portfolio or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding shares of all series entitled to vote.

As of February 1, 2006, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares:

Federated Investment Management Company, Pittsburgh, PA, owned approximately 100 Shares (100%).

Federated Investment Management Company is organized in the state of Pennsylvania and is a subsidiary of Federated Investors, Inc.; organized in the state of Pennsylvania.

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.



Taxation of the Portfolio

The Portfolio intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Portfolio will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by the Portfolio.

Management of the Trust

BOARD OF TRUSTEES, MANAGEMENT INFORMATION, COMPENSATION The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Portfolio. Where required, the tables separately list Board members who are "interested persons" of the Portfolio (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised five portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of February 1, 2006, the Portfolio's Board and Officers as a group owned less than 1% of the Portfolio's outstanding Shares.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION

Name                     Principal Occupation(s) for        Aggregate      Total Compensation
  Birth Date               Past Five Years,                 Compensation      From Trust and
  Address                  Other Directorships Held and    From Portfolio     Federated Fund
  Positions Held with      Previous Position(s)             (past fiscal          Complex
  Trust                                                        year)+         (past calendar
  Date Service Began                                                               year)
  John F. Donahue*         Principal Occupations: Director       N/A              $0
  Birth Date: July 28,     or Trustee of the Federated
  1924                     Fund Complex; Chairman and
  TRUSTEE                  Director, Federated Investors,
  Began serving: August    Inc.
  1996                  -----------------------------------

                         Previous Positions: Chairman of
                           the Federated Fund Complex;
                          Trustee, Federated Investment
                         Management Company and Chairman
                           and Director, Federated
                           Investment Counseling.
  Lawrence D. Ellis,       Principal Occupations: Director       N/A           $148,500
  M.D.*                    or Trustee of the Federated
  Birth Date: October      Fund Complex; Professor of
  11, 1932                 Medicine, University of
  3471 Fifth Avenue        Pittsburgh; Medical Director,
  Suite 1111               University of Pittsburgh
  Pittsburgh, PA           Medical Center Downtown;
  TRUSTEE                  Hematologist, Oncologist and
  Began serving: August    Internist, University of
  1996                     Pittsburgh Medical Center.

                            Other Directorships Held:
                            Member, National Board of
                          Trustees, Leukemia Society of
                           America.

                          Previous Positions: Trustee,
                            University of Pittsburgh;
                           Director, University of
                           Pittsburgh Medical Center.

* John F. Donahue is "interested" due to the positions he holds with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Portfolio's principal underwriter, Federated Securities Corp. + Because the Portfolio is a new portfolio of the Trust, Trustee compensation has not yet been earned and will be reported following the Portfolio's next fiscal year.

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION
  Name                    Principal Occupation(s) for Past      Aggregate          Total
  Birth Date              Five Years,                          Compensation     Compensation
  Address                 Other Directorships Held and        From Portfolio   From Trust and
  Positions Held with     Previous Position(s)                 (past fiscal    Federated Fund
  Trust                                                           year)+          Complex
  Date Service Began                                                           (past calendar
                                                                                   year)
  Thomas G. Bigley        Principal Occupation: Director or        N/A            $163,350
  Birth Date: February    Trustee of the Federated Fund
  3, 1934                 Complex.
  15 Old Timber Trail
  Pittsburgh, PA          Other Directorships Held:
  TRUSTEE                 Director, Member of Executive
  Began serving: August   Committee, Children's Hospital of
  1996                    Pittsburgh; Director, University
                          of Pittsburgh.

                          Previous Position: Senior
                          Partner, Ernst & Young LLP.
  John T. Conroy, Jr.     Principal Occupations: Director          N/A            $163,350
  Birth Date: June 23,    or Trustee of the Federated Fund
  1937                    Complex; Chairman of the Board,
  Investment Properties   Investment Properties
  Corporation             Corporation; Partner or Trustee
  3838 North Tamiami      in private real estate ventures
  Trail                   in Southwest Florida.
  Suite 402
  Naples, FL              Previous Positions: President,
  TRUSTEE                 Investment Properties
  Began serving: August   Corporation; Senior Vice
  1996                    President, John R. Wood and
                          Associates, Inc., Realtors;
                          President, Naples Property
                          Management, Inc. and Northgate
                          Village Development Corporation.
  Nicholas P.             Principal Occupation: Director or        N/A            $163,350
  Constantakis            Trustee of the Federated Fund
  Birth Date: September   Complex.
  3, 1939
  175 Woodshire Drive     Other Directorships Held:
  Pittsburgh, PA          Director and Member of the Audit
  TRUSTEE                 Committee, Michael Baker
  Began serving:          Corporation (engineering and
  February 1998           energy services worldwide).

                           Previous Position: Partner,
                          Andersen Worldwide SC.
  John F. Cunningham      Principal Occupation: Director or        N/A            $148,500
  Birth Date: March 5,    Trustee of the Federated Fund
  1943                    Complex.
  353 El Brillo Way
  Palm Beach, FL          Other Directorships Held:
  TRUSTEE                 Chairman, President and Chief
  Began serving:          Executive Officer, Cunningham &
  January 1999            Co., Inc. (strategic business
                          consulting); Trustee Associate,
                          Boston College.

                          Previous Positions: Director,
                          Redgate Communications and EMC
                          Corporation (computer storage
                          systems); Chairman of the Board
                          and Chief Executive Officer,
                          Computer Consoles, Inc.;
                          President and Chief Operating
                          Officer, Wang Laboratories;
                          Director, First National Bank of
                          Boston; Director, Apollo
                          Computer, Inc.
  Peter E. Madden         Principal Occupation: Director or        N/A            $148,500
  Birth Date: March 16,   Trustee of the Federated Fund
  1942                    Complex.
  One Royal Palm Way
  100 Royal Palm Way      Other Directorships Held: Board
  Palm Beach, FL          of Overseers, Babson College.
  TRUSTEE
  Began serving: August   Previous Positions:
  1996                    Representative, Commonwealth of Massachusetts
                          General Court; President, State Street Bank
                          and Trust Company and State Street Corporation
                          (retired); Director, VISA USA and VISA
                          International; Chairman and Director,
                          Massachusetts Bankers Association; Director,
                          Depository Trust Corporation; Director,
                          The Boston Stock Exchange.


  Charles F. Mansfield,  Principal Occupations: Director         N/A            $163,350
  Jr.                    or Trustee of the Federated Fund
  Birth Date: April 10,  Complex; Management Consultant.
  1945
  80 South Road          Previous Positions: Chief
  Westhampton Beach, NY  Executive Officer, PBTC
  TRUSTEE                International Bank; Partner,
  Began serving:         Arthur Young & Company (now
  January 1999           Ernst & Young LLP); Chief
                         Financial Officer of Retail
                         Banking Sector, Chase Manhattan
                         Bank; Senior Vice President,
                         HSBC Bank USA (formerly, Marine
                         Midland Bank); Vice President,
                         Citibank; Assistant Professor of
                         Banking and Finance, Frank G.
                         Zarb School of Business, Hofstra
                         University; Executive Vice
                         President DVC Group, Inc.
  John E. Murray, Jr.,  Principal Occupations: Director or         N/A            $178,200
  J.D., S.J.D.          Trustee, and Chairman of the Board
  Birth Date: December  of Directors or Trustees, of the
  20, 1932              Federated Fund Complex; Chancellor
  Chancellor, Duquesne  and Law Professor, Duquesne
  University            University; Partner, Murray, Hogue
  Pittsburgh, PA        & Lannis.
  TRUSTEE
  Began serving: August Other Directorships Held: Director,
  1996                  Michael Baker Corp. (engineering,
                        construction, operations and
                        technical services).

                        Previous Positions: President,
                        Duquesne University; Dean and
                        Professor of Law, University of
                        Pittsburgh School of Law; Dean and
                        Professor of Law, Villanova
                        University School of Law.
  Marjorie P. Smuts     Principal Occupations:  Director or        N/A            $148,500
  Birth Date: June 21,  Trustee of the Federated Fund
  1935                  Complex; Public Relations/Marketing
  4905 Bayard Street    Consultant/Conference Coordinator.
  Pittsburgh, PA
  TRUSTEE               Previous Positions: National
  Began serving: August Spokesperson, Aluminum Company of
  1996                  America; television producer;
                        President, Marj Palmer Assoc.;
                        Owner, Scandia Bord.
  John S. Walsh         Principal Occupations:  Director or        N/A            $148,500
  Birth Date: November  Trustee of the Federated Fund
  28, 1957              Complex; President and Director,
  2604 William Drive    Heat Wagon, Inc. (manufacturer of
  Valparaiso, IN        construction temporary heaters);
  TRUSTEE               President and Director,
  Began serving:        Manufacturers Products, Inc.
  January 1999          (distributor of portable
                        construction heaters); President,
                        Portable Heater Parts, a division
                         of Manufacturers Products, Inc.

                        Previous Position: Vice President,
                        Walsh & Kelly, Inc.

+ Because the Portfolio is a new portfolio of the Trust, Trustee compensation has not yet been earned and will be reported following the Portfolio's next fiscal year.


OFFICERS**
  Name                             Principal Occupation(s) and Previous Position(s)
  Birth Date
  Address
  Positions Held with Trust

  Date Service Began
  John W. McGonigle                Principal Occupations: Executive Vice President and
  Birth Date: October 26, 1938     Secretary of the Federated Fund Complex; Vice Chairman,
  EXECUTIVE VICE PRESIDENT AND     Executive Vice President, Secretary and Director,
  SECRETARY                        Federated Investors, Inc.
  Began serving: November 1997

                                   Previous Positions: Trustee, Federated Investment
                                   Management Company and Federated Investment Counseling;
                                   Director, Federated Global Investment Management Corp.,
                                   Federated Services Company and Federated Securities Corp.
  Richard A. Novak                 Principal Occupations: Principal Financial Officer and
  Birth Date: December 25, 1963    Treasurer of the Federated Fund Complex; Senior Vice
  TREASURER                        President, Federated Administrative Services; Financial
  Began serving: January 2006      and Operations Principal for Federated Securities Corp.,
                                   Edgewood Services, Inc. and Southpointe Distribution
                                   Services, Inc.; Senior Vice President and Controller of
                                   Federated Investors, Inc.

                                   Previous Positions: Vice President, Finance of Federated
                                   Services Company; held various financial management
                                   positions within The Mercy Hospital of Pittsburgh;
                                   Auditor, Arthur Anderson & Co.
  John B. Fisher                   Principal Occupations: Vice President of some of the
  Birth Date: May 16, 1956         Funds in the Federated Fund Complex; and President and
  PRESIDENT                        Director of the Institutional Sales Division of Federated
  Began serving: November 2004     Securities Corp., which is a wholly owned subsidiary of
                                   Federated. Mr. Fisher is responsible for the
                                   distribution of Federated's products and
                                   services to investment advisors, insurance
                                   companies, retirement plans, and
                                   corporations. In addition, Mr. Fisher serves
                                   as President and Director of Federated
                                   Investment Counseling, a wholly owned
                                   subsidiary of Federated involved in the
                                   management of separate accounts and
                                   sub-advised mandates. He is also President,
                                   Technology, Federated Services Corp.
                                   responsible for the technological
                                   infrastructure of the various Federated
                                   companies. He is also Director, Edgewood
                                   Securities Corp., as well as Director,
                                   Federated Investors Trust Company.

                                   Previous Positions: Senior Vice President of Federated
                                   Investment Counseling.
  Robert J. Ostrowski              Principal Occupations:  Robert J. Ostrowski joined
  Birth Date: April 26, 1963       Federated in 1987 as an Investment Analyst and became a
  CHIEF INVESTMENT OFFICER         Portfolio Manager in 1990. He was named Chief Investment
  Began serving: May 2004          Officer of taxable fixed-income products in 2004 and also
                                   serves as a Senior Portfolio Manager. He has been a
                                   Senior Vice President of the Portfolio's Adviser since
                                   1997. Mr. Ostrowski is a Chartered Financial Analyst. He
                                   received his M.S. in Industrial Administration from
                                   Carnegie Mellon University.

  Richard B. Fisher                Principal Occupations: Vice Chairman or Vice President of
  Birth Date: May 17, 1923         some of the Portfolios in the Federated Fund Complex;
  VICE PRESIDENT                   Vice Chairman, Federated Investors, Inc.; Chairman,
  Began serving: November 1997     Federated Securities Corp.

                                   Previous Positions: President and Director or Trustee of
                                   some of the Portfolios in the Federated Fund Complex;
                                   Executive Vice President, Federated Investors, Inc. and
                                   Director and Chief Executive Officer, Federated
                                   Securities Corp.

  Todd A. Abraham                  Todd A. Abraham is Vice President of the Trust. He has
  Birth Date: February 10, 1966    been a Portfolio Manager since 1995 and a Vice President
  VICE PRESIDENT                   of the Portfolio's Adviser since 1997. Mr. Abraham joined
  Began serving: May 2003          Federated in 1993 as an Investment Analyst and served as
                                   Assistant Vice President from 1995 to 1997. Mr. Abraham
                                   served as a Portfolio Analyst at Ryland Mortgage Co. from
                                   1992-1993. Mr. Abraham is a Chartered Financial Analyst
                                   and received his M.B.A. in Finance from Loyola College.
  Mark E. Durbiano                 Mark E. Durbiano is Vice President of the Trust. He
  Birth Date: September 21, 1959   joined Federated in 1982 and has been a Senior Portfolio
  VICE PRESIDENT                   Manager and a Senior Vice President of the Portfolio's
  Began serving: November 1998     Adviser since 1996. From 1988 through 1995, Mr. Durbiano
                                   was a Portfolio Manager and a Vice President of the
                                   Portfolio's Adviser. Mr. Durbiano is a Chartered
                                   Financial Analyst and received his M.B.A. in Finance from
                                   the University of Pittsburgh.

** Officers do not receive any compensation from the Portfolio.


COMMITTEES OF THE BOARD
  Board      Committee          Committee Functions                        Meetings Held
  Committee  Members                                                        During Last
                                                                            Fiscal Year
  Executive  John F. Donahue    In between meetings of the full Board,          Six
             John E. Murray,    the Executive Committee generally may
             Jr., J.D., S.J.D.  exercise all the powers of the full Board
           -------------------  in the management and direction of the
             John S. Walsh      business and conduct of the affairs of
                                the Trust in such manner as the Executive
                                Committee shall deem to be in the best interests
                                of the Trust. However, the Executive Committee
                                cannot elect or remove Board members, increase
                                or decrease the number of Trustees, elect or
                                remove any Officer, declare dividends, issue
                                shares or recommend to shareholders any action
                                requiring shareholder approval.
  Audit      Thomas G. Bigley   The purposes of the Audit Committee are         Nine
             John T. Conroy,    to oversee the accounting and financial
             Jr.                reporting process of the Portfolio, the
             Nicholas P.        Portfolio`s internal control over
             Constantakis       financial reporting, and the quality,
             Charles F.         integrity and independent audit of the
             Mansfield, Jr.     Portfolio`s financial statements.  The
                                Committee also oversees or assists the Board
                                with the oversight of compliance with legal
                                requirements relating to those matters, approves
                                the engagement and reviews the qualifications,
                                independence and performance of the Portfolio`s
                                independent registered public accounting firm,
                                acts as a liaison between the independent
                                registered public accounting firm and the Board
                                and reviews the Portfolio`s internal audit
                                function.
             Thomas G. Bigley   The Nominating Committee, whose members         One
  Nominating John T. Conroy,    consist of all Independent Trustees,
             Jr.                selects and nominates persons for
             Nicholas P.        election to the Portfolio`s Board when
             Constantakis       vacancies occur. The Committee will
             John F.            consider candidates recommended by
             Cunningham         shareholders, Independent Trustees,
             Peter E. Madden    officers or employees of any of the
             Charles F.         Portfolio`s agents or service providers
             Mansfield, Jr.     and counsel to the Portfolio. Any
             John E. Murray,    shareholder who desires to have an
             Jr.                individual considered for nomination by
             Marjorie P. Smuts  the Committee must submit a
             John S. Walsh      recommendation in writing to the
                                Secretary of the Portfolio, at the Portfolio's
                                address appearing on the back cover of this Part
                                B. The recommendation should include the name
                                and address of both the shareholder and the
                                candidate and detailed information concerning
                                the candidate's qualifications and experience.
                                In identifying and evaluating candidates for
                                consideration, the Committee shall consider such
                                factors as it deems appropriate. Those factors
                                will ordinarily include: integrity,
                                intelligence, collegiality, judgment, diversity,
                                skill, business and other experience,
                                qualification as an "Independent Trustee," the
                                existence of material relationships which may
                                create the appearance of a lack of independence,
                                financial or accounting knowledge and
                                experience, and dedication and willingness to
                                devote the time and attention necessary to
                                fulfill Board responsibilities.


BOARD OWNERSHIP OF SHARES IN THE PORTFOLIO AND IN THE
FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2005

Interested                       Dollar Range of           Aggregate
Board Member Name                 Shares Owned          Dollar Range of
                               in Federated Prime       Shares Owned in
                                      Pool            Federated Family of
                                                     Investment Companies
John F. Donahue                       None               Over $100,000
Lawrence D. Ellis, M.D.               None               Over $100,000

Independent
Board Member Name
Thomas G. Bigley                      None               Over $100,000
John T. Conroy, Jr.                   None               Over $100,000
Nicholas P. Constantakis              None               Over $100,000
John F. Cunningham                    None               Over $100,000
Peter E. Madden                       None               Over $100,000
Charles F. Mansfield, Jr.             None               Over $100,000
John E. Murray, Jr., J.D.,            None               Over $100,000
S.J.D.
Marjorie P. Smuts                     None               Over $100,000
John S. Walsh                         None               Over $100,000

--------------------------------------------------------------------------------

Investment Advisory and Other Services

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Portfolio.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Portfolio shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.






SERVICES AGREEMENT
Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Portfolio.


CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Portfolio, its Adviser, and its placement agent have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Portfolio Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Portfolio could buy, as well as Shares of the Portfolio, they also contain significant safeguards designed to protect the Portfolio and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.


VOTING PROXIES ON PORTFOLIO SECURITIES
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Portfolio's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.


PROXY VOTING POLICIES
The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.




PROXY VOTING PROCEDURES
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs ISS by means of Proxy Voting Guidelines, and ISS may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines). However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, ISS will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS. The Adviser's proxy voting procedures generally permit the Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.




CONFLICTS OF INTEREST
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Portfolio (and its shareholders) and those of the Adviser or placement agent. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Portfolio's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Portfolio holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Portfolio's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.


PROXY VOTING REPORT
A report on Form N-PX of how the Portfolio voted any proxies during the most recent 12-month period ended June 30 is available from the EDGAR database on the SEC's website at www.sec.gov.


PORTFOLIO HOLDINGS INFORMATION
The Portfolio's Annual and Semi-Annual Reports, which contain complete listings of the Portfolio's holdings as of the end of the Portfolio's second and fourth fiscal quarters, and its Quarterly Reports on Form N-Q, which contain complete listings of the Portfolio's holdings as of the end of its first and third fiscal quarters, may be accessed on the SEC's website at www.sec.gov. Annual and Semi-Annual Reports are filed within 70 days, and Quarterly Reports on Form N-Q are filed within 60 days, after the end of the fiscal quarter.

The disclosure policy of the Portfolio and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Portfolio's holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Portfolio may receive nonpublic information about Portfolio holdings for purposes relating to their services. The Portfolio may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies and to commodities exchange clearing corporations in connection with qualifying the Portfolio's Shares for use as margin collateral. Traders or portfolio managers may provide "interest" lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this Part B.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Portfolio. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Portfolio and its shareholders. In that regard, and to address possible conflicts between the interests of Portfolio shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Portfolio, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.








PLACEMENT AGENT

The Portfolio's placement agent is Federated Securities Corp., located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Portfolio. FAS provides these at the following annual rate of the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee    Average Aggregate Daily
                              Net Assets of the Federated Funds
0.150 of 1%                   on the first $5 billion
0.125 of 1%                   on the next $5 billion
0.100 of 1%                   on the next $10 billion
0.075 of 1%                   on assets over $20 billion

--------------------------------------------------------------------------------

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio. FAS may voluntarily waive a portion of its fee and may reimburse the Portfolio for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Portfolio's portfolio investments for a fee based on Portfolio assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Portfolio. Foreign instruments purchased by the Portfolio are held by foreign banks participation in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Portfolio's registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Portfolio, Ernst & Young LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Portfolio's financial statements and financial highlights are free of material misstatement.


Brokerage Allocation and Other Practices

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Portfolio's Board.

Investment decisions for the Portfolio are made independently from those of other accounts managed by the Adviser. When the Portfolio and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Portfolio and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Portfolio, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Portfolio.



Capital Stock and Other Securities

CAPITAL STOCK
Holders of the Portfolio's Shares of beneficial interest will have equal rights to participate in distributions made by the Portfolio, equal rights to the Portfolio's assets upon dissolution and equal voting rights; the Portfolio does not allow cumulative voting. Investors will have no preemptive or other right to subscribe to any additional shares of beneficial interest or other securities issued by the Trust. Shares may be redeemed at any time at net asset value (NAV) with no charge.

Shareholder Information

Beneficial interests in the Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act.


Investment Ratings


STANDARD & POOR'S (S&P) SHORT-TERM MUNICIPAL OBLIGATION RATINGS
An S&P note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1-- Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


S&P VARIABLE RATE DEMAND NOTES (VRDNs) AND TENDER OPTION BONDS (TOBs) RATINGS S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are usually used to denote the put (demand) options (i.e., AAA/A-1+). Normally demand notes receive note-rating symbols combined with commercial paper symbols (i.e., SP-1+/A-1+).


S&P COMMERCIAL PAPER (CP) RATINGS
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1--A Short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2--A Short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


S&P LONG-TERM DEBT RATINGS
AAA--An obligation rated 'AAA' has the highest assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA--An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A--An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


MOODY'S INVESTORS SERVICE (MOODY'S) SHORT-TERM MUNICIPAL OBLIGATION RATINGS Moody's short-term ratings are designated Moody's Investment Grade (MIG or VMIG). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


MOODY'S VARIABLE RATE DEMAND NOTES (VRDNs) AND TENDER OPTION BONDS (TOBs) RATINGS Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.


MOODY'S COMMERCIAL PAPER (CP) RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


MOODY'S  LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody's.


FITCH RATINGS SHORT-TERM DEBT RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F-3--Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.


FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.


DBRS SHORT-TERM DEBT AND COMMERCIAL PAPER RATING DEFINITIONS
As is the case with all DBRS rating scales, commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner.

R-1 (high) Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

R-1 (middle) Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which DBRS has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low) Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high), R-2 (middle), R-2 (low) Short-term debt rated "R-2" is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions


DBRS LONG-TERM DEBT RATING DEFINITIONS
As is the case with all DBRS rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments.

"AAA" Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

"AA" Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

"A" Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

"High" or "low" grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.


A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

aaa--Exceptional. Assigned to issues where the issuer has, in A.M. Best's opinion, an exceptional ability to meet the terms of the obligation.

aa--Very Strong. Assigned to issues where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of the obligation.

a--Strong. Assigned to issues where the issuer has, in A.M. Best's opinion, a strong ability to meet the terms of the obligation.

bbb--Adequate. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

Ratings from "aa" to "ccc" may be enhanced with a "+" (plus) or "-" (minus) to indicate whether credit quality is near the top or bottom of a category. A company's Long-Term Credit Rating also may be assigned an Under Review modifier ("u") that generally is event-driven (positive, negative or developing) and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an ("i") denote indicative ratings. Ratings may also be assigned a Public Data modifier ("pd") which indicates that a company does not subscribe to A.M. Best's interactive rating process.


A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ --Strongest. Assigned to issues where the issuer has, in A.M. Best's opinion, the strongest ability to repay short-term debt obligations.

AMB-1 --Outstanding. Assigned to issues where the issuer has, in A.M. Best's opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 --Satisfactory. Assigned to issues where the issuer has, in A.M. Best's opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 --Adequate. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.


A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company's rating for an intermediate period, generally defined as the next 12 to 36 months. Public Data Ratings are not assigned an Outlook. Ratings Outlooks are as follows:

Positive--Indicates a company's financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative--Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable--Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

Addresses

Federated Prime Pool
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Placement Agent
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue,
Pittsburgh, PA 15222-3779

Investment Adviser
Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian, Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Appendix

The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the
Portfolio:

Custodian
State Street Bank and Trust Company

Securities Lending Agent
HSBC
State Street Bank and Trust Company

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Dickstein Shapiro Moran & Oshinsky LLP
Reed Smith LLP

Service Providers
Bloomberg
FactSet
Institutional Shareholder Services, Inc.



Security Pricing Services
None

Ratings Agencies
Standard & Poor's

Performance Reporting/Publications
Fidelity-Strategic Advisors
Lipper, Inc.
Morningstar, Inc.


NASDAQ
Value Line
Wiesenberger/Thomson Financial

Other
Investment Company Institute
























Cusip 31409N408

33503 (2/06)





FEDERATED CORE TRUST





Prospective Investor ____________________             Copy # ___________________







CONFIDENTIAL PRIVATE OFFERING MEMORANDUM



HIGH-YIELD BOND PORTFOLIO


February 28, 2006











Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY


Placement Agent
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222



Do Not Copy or Circulate

FEDERATED CORE TRUST


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




High-Yield Bond Portfolio






CONFIDENTIAL PRIVATE OFFERING MEMORANDUM
--------------------------------------------------------------------------------

February 28, 2006

A Confidential Statement of Additional Information (SAI) with respect to High-Yield Bond Portfolio (Portfolio), a portfolio of Federated Core Trust (Trust) with the same date has been filed with the Securities and Exchange Commission (SEC), and is incorporated herein by reference. A copy of the SAI is available without charge by calling the Portfolio's placement agent at 1-800-341-7400.

Shares of the Portfolio are not deposits or obligations of any bank, are not endorsed or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

The securities described herein are offered pursuant to an exemption from the registration requirements of the Securities Act of 1933 (1933 Act), as amended, and have not been registered with or approved or disapproved by the SEC or any other regulatory authority of any jurisdiction, nor has the SEC passed upon the accuracy or adequacy of this Confidential Private Offering Memorandum. Any representation to the contrary is a criminal offense.

Shares of the Portfolio are being offered for investment only to investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D of the 1933 Act.

Investors will be required to represent that they meet certain financial requirements and that they are familiar with and understand the terms, risks and merits of an investment in the Portfolio.

No resale of Shares may be made unless the Shares are subsequently registered under the 1933 Act or an exemption from such registration is available.

This Confidential Private Offering Memorandum has been prepared on a confidential basis solely for the information of the recipient and may not be reproduced, provided to others or used for any other purpose.

No person has been authorized to make representations or give any information with respect to the Shares, except the information contained herein or in the Trust's registration statement filed under the Investment Company Act of 1940.

                            HIGH-YIELD BOND PORTFOLIO
                       A Portfolio of Federated Core Trust
                    CONFIDENTIAL PRIVATE OFFERING MEMORANDUM
                                     Part A
                     (information required in a prospectus)

                                February 28, 2006
--------------------------------------------------------------------------------


Please read this Confidential Private Offering Memorandum (Memorandum) carefully before investing and retain it for future reference. It contains important information about the Portfolio that investors should know before investing.

A copy of a Subscription Agreement and Investor Questionnaire for use in subscribing to purchase Shares of the Portfolio accompanies delivery of this Memorandum. In order to purchase Shares of the Portfolio, a prospective investor must satisfactorily complete, execute and deliver the Subscription Agreement and Investor Questionnaire to the Portfolio's Placement Agent.


Items 1, 2, 3 and 8 of Part A are omitted pursuant to Item B(2)(b) of the General Instructions to Form N-1A.


Investment Objective, Principal Investment Strategies and Related Risks

Investment Objective
The investment objective of the Portfolio is to seek high current income. While there is no assurance that the Portfolio will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this offering memorandum.

   Investment Strategy
The Portfolio provides exposure to the high-yield corporate bond market. The Portfolio's investment adviser (Adviser) actively manages the Portfolio's portfolio seeking to realize the potentially higher returns of high-yield bonds (also known as "junk bonds") compared to returns of high-grade securities by seeking to minimize default risk and other risks through careful security selection and diversification. The Portfolio invests in domestic high-yield bonds but may invest a portion of its portfolio in securities of issuers based outside of the United States. A description of the various types of securities in which the Portfolio invests, and their risks, immediately follows the strategy discussion.

The Adviser selects securities seeking high-yields, low relative credit risk, as compared with other high-yield bonds, and high portfolio diversification. The securities in which the Portfolio invests have high-yields primarily because of the market's greater uncertainty about the issuer's ability to make all required interest and principal payments, and therefore about the returns that will be in fact be realized by the Portfolio.

The Adviser attempts to select bonds for investment by the Portfolio which offer high potential returns for the default risks being assumed. The Adviser's securities selection process consists of a credit-intensive, fundamental analysis of the issuing firm. The Adviser's analysis focuses on the financial condition of the issuing firm, together with the issuer's business and product strength, competitive position, and management expertise. Further, the Adviser considers current economic, financial market, and industry factors, which may affect the issuer.

The Adviser attempts to minimize the Portfolio's portfolio credit risk through diversification. The Adviser selects securities to maintain broad portfolio diversification both by company and industry. The Adviser does not target an average maturity of the Portfolio's portfolio.

The Adviser may opportunistically invest in derivative contracts, such as swaps, options, futures, and forward contracts, to efficiently implement the Portfolio's overall investment strategies. The following examples illustrate some, but not all, of the specific ways in which the Portfolio may use derivative contracts. First, the Adviser may use derivatives to increase or decrease the Portfolio's exposure to an underlying asset without actually buying or selling the asset. Second, the Portfolio may invest in derivatives that are designed to have risk/return characteristics similar to the Portfolio's benchmark or another diversified basket of individual securities, as a way to quickly or cost effectively adjust the Portfolio's exposure to the domestic high-yield debt market. Third, the Adviser may use derivatives to obtain exposure to an issuer that does not have publicly traded debt. Finally, the Adviser may use derivatives to implement the Portfolio's hedging strategies, as more fully described below.

Because the Portfolio refers to high-yield investments in its name, it will notify shareholders in advance of any change in its investment policies that would enable the Portfolio to normally invest less than 80% of its assets in investments rated below investment grade.

HEDGING
Hedging transactions are intended to reduce specific risks. For example, to protect the Portfolio against circumstances that would normally cause the Portfolio's portfolio securities to decline in value, the Portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Portfolio may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Portfolio's ability to hedge may be limited by the costs of the derivative contracts. The Portfolio may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivative contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Portfolio.

TEMPORARY DEFENSIVE INVESTMENTS
The Portfolio may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Portfolio to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

SECURITIES AND TECHNIQUES

FIXED-INCOME SECURITIES
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.



The following describes the types of fixed-income securities in which the Portfolio principally invests:




Corporate Debt Securities
Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Portfolio may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

DEMAND INSTRUMENTS
Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Portfolio treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.



Convertible Securities
Convertible securities are fixed-income securities that the Portfolio has the option to exchange for equity securities at a specified conversion price. The option allows the Portfolio to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Portfolio may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Portfolio could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities often have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price typically exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than nonconvertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Portfolio to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Portfolio treats convertible securities as fixed-income securities for purposes of its investment policies and limitations, because of their unique characteristics.


Lower-Rated, Fixed-Income Securities
Lower rated fixed-income securities are securities rated below investment grade (i.e., BB or lower) by a nationally recognized statistical rating organization (NRSRO). There is no minimal acceptable rating for a security to be purchased or held by the Portfolio and the Portfolio may purchase or hold unrated securities and securities whose issuers are in default.

Zero Coupon Securities
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Asset-Backed Securities
Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed-income assets (including other fixed-income securities, such as corporate debt securities) may be used to create an asset-backed security. Asset-backed securities may take the form of notes or pass-through certificates.



PREFERRED STOCK
Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Portfolio will treat such redeemable preferred stock as a fixed-income security.

FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States. The Portfolio considers an issuer to be based outside the United States if:

o |it is organized under the laws of, or has a principal office located in, another country;
o     |the principal trading market for its securities is in another country; or
o |it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.


The foreign securities in which the Portfolio invests may be denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets may also be subject to liquidity risks.

Foreign Exchange Contracts
In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Portfolio may enter into spot currency trades. In a spot trade, the Portfolio agrees to exchange one currency for another at the current exchange rate. The Portfolio may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Portfolio's exposure to currency risks.


DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, commodities, currencies, financial indices or other assets or instruments. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset or instrument. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Portfolio may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Portfolio and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending on how the Portfolio uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset or instrument, derivative contracts may increase or decrease the Portfolio's exposure to interest rate, currency and credit risks, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Portfolio to credit risks in the event that a counterparty defaults on the contract.

The Portfolio may trade in the following types of derivative contracts, including combinations thereof:


Futures Contracts
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. The Portfolio has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Portfolio can buy or sell financial futures, index futures and foreign currency forward contracts.


Options
Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including currencies, financial indices, individual securities, and other derivative instruments, such as futures contracts.


Swaps
Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms. Common types of swaps in which the Portfolio may invest include interest rate swaps, total rate of return swaps, currency swaps, credit default swaps and caps and floors.


SPECIAL TRANSACTIONS

HYBRID INSTRUMENTS
Hybrid instruments combine elements of two different kinds of underlying investments. Hybrid instruments can take on many forms including, but not limited to, the following three forms: First, a common form of a hybrid instrument combines elements of derivative contracts with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Secondly, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Lastly, hybrid instruments may include convertible securities with conversion terms related to an underlying asset or benchmark.
Depending on the type of hybrid instrument the risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income, equity or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Portfolio to leverage risks or carry liquidity risks.


Credit Linked Notes
A credit linked note is a type of hybrid instrument in which a special purpose entity issues a structured note that is intended to replicate a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (Reference Instrument). Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Instrument. However, almost any type of fixed-income security (including foreign government securities) or derivative contract (such as a credit default swap) can be used as the Reference Instrument.


ASSET COVERAGE
In order to secure its obligations in connection with derivative contracts or special transactions, the Portfolio will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Portfolio's obligations. Unless the Portfolio has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Portfolio to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

INVESTMENT RISKS

CREDIT RISKS
Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Portfolio will lose money. The high-yield bonds in which the Portfolio invests have a higher default risk than investment grade securities. Low-grade bonds are almost always uncollateralized and subordinated to other debt that a firm has outstanding.

Many fixed-income securities receive credit ratings from nationally recognized rating organizations (NRSROs) such as Standard & Poor's and Moody's Investors Service. These NRSROs assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Portfolio must rely entirely upon the Adviser's credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline relative to higher-quality instruments.

Credit risk includes the possibility that a party to a transaction involving the Portfolio will fail to meet its obligations. This could cause the Portfolio to lose the benefit of the transaction or prevent the Portfolio from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS
Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Portfolio's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Portfolio may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Portfolio will be required to continue to hold the security or keep the position open, and the Portfolio could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

RISKS ASSOCIATED WITH NONINVESTMENT-GRADE SECURITIES
Securities rated below investment grade, also known as junk bonds, generally entail greater credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices negatively, and their trading market may be more limited.


INTEREST RATE RISKS
Prices of fixed-income securities rise and fall in response to the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

RISKS RELATED TO THE ECONOMY
The prices of high-yield securities are affected by the economy. The value of the Portfolio's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the United States and global economies.

RISKS OF FOREIGN INVESTING
Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Portfolio and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Portfolio's investments.

CURRENCY RISKS
Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Portfolio invests in securities denominated in a particular currency. However, diversification will not protect the Portfolio against a general increase in the value of the U.S. dollar relative to other currencies.



RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS The Portfolio's use of derivative contracts and hybrid instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Portfolio invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be mispriced or improperly valued and, as a result, the Portfolio may need to make increased cash payments to the counterparty. Fourth, derivative contracts and hybrid instruments may cause the Portfolio to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Portfolio, if the value of the Portfolio's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Portfolio's investments. Any such termination of the Portfolio's OTC derivative contracts may adversely affect the Portfolio (for example, by increasing losses and/or costs, and/or preventing the Portfolio from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Memorandum, such as interest rate, credit, currency, liquidity and leverage risks.




LEVERAGE RISKS
Leverage risk is created when an investment exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio's risk of loss and potential for gain.

Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

SHARE OWNERSHIP CONCENTRATION RISKS
A majority of the Portfolio's Shares may be held by other mutual funds advised by the Adviser and its affiliates. It also is possible that some or all of these other mutual funds will decide to purchase or redeem shares of the Portfolio simultaneously or within a short period of time of one another in order to execute their asset allocation strategies. Accordingly, there is a risk that the Share trading activities of these shareholders could disrupt the Portfolio's investment strategies which could have adverse consequences for the Portfolio and other shareholders (e.g., by requiring the Portfolio to sell investments at inopportune times or causing the Portfolio to maintain larger-than-expected cash positions pending acquisition of investments).


Management Organization and Capital Structure

Investment Adviser
A Board of Trustees (the "Board") governs the Trust. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Portfolio's assets including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Trust. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 136 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $213 billion in assets as of December 31, 2005. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,305 employees. Federated provides investment products to more than 5,500 investment professionals and institutions.

Advisory Fees
The Adviser will not receive a fee for its investment advisory services.

A discussion of the Board's review of the Portfolio's investment advisory contract is available in the Portfolio's Annual Report dated December 31, 2005.



Portfolio Management Information

Mark E. Durbiano

Mark E. Durbiano has been a Portfolio Manager of the Portfolio since inception. He is Vice President of the Trust. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Portfolio's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Portfolio's Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Nathan H. Kehm

Nathan H. Kehm has been a Portfolio Manager of the Portfolio since May 2004. Mr. Kehm joined Federated in December 1997 as an Investment Analyst. He was promoted to Assistant Vice President and Senior Investment Analyst of the Portfolio's Adviser in January 1999 and to Vice President in January 2001. Mr. Kehm is a Chartered Financial Analyst. He earned his M.B.A from the University of Pittsburgh.



The Portfolio's SAI provides additional information about the Portfolio Managers' compensation, management of other accounts, and ownership of securities in the Portfolio.


Shareholder Information

Beneficial interests in the Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act. Investments in the Portfolio may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D of the 1933 Act. This Memorandum does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

Pricing of Portfolio Shares
The net asset value (NAV) of the Portfolio is determined as of the end of regular trading (normally, 4:00 p.m., Eastern time) each day the New York Stock Exchange (NYSE) is open.

The NAV per Share of the Portfolio is computed by dividing the value of the Portfolio's assets, less all liabilities, by the total number of Shares outstanding.

The Portfolio generally values fixed-income securities according to prices furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges.

If prices are not available from an independent pricing service, securities and derivative contracts traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security or contract as provided by an investment dealer or other financial institution that deals in the security or contract.

Where a last sale price or market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Portfolio's Board.

The Portfolio may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Portfolio's Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

Fair valuation procedures are also used where a significant event affecting the value of a portfolio security is determined to have occurred between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which the Portfolio's NAV is computed. An event is considered significant if there is both an affirmative expectation that the security's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant general securities market movements occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed-income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Portfolio's NAV in advance of the time as of which NAV is calculated.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company's operations or regulatory changes or market developments affecting the issuer's industry occurring between the time as of which the price of the portfolio security is determined and the close of trading on the NYSE are examples of potentially significant events. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that the Portfolio could purchase or sell a portfolio security at the price used to calculate the Portfolio's NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.


Frequent Trading Policies
Frequent or short-term trading into and out of the Portfolio can have adverse consequences for the Portfolio and its shareholders who use the Portfolio as a long-term investment vehicle. Such trading in significant amounts can disrupt the Portfolio's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Portfolio. Investors engaged in such trading may also seek to profit by anticipating changes in the Portfolio's NAV in advance of the time as of which NAV is calculated. The Portfolio is designed as an investment vehicle exclusively for "accredited investors", such as other investment companies, insurance company separate accounts and similar organizations. The Portfolio is designed primarily for use by other funds managed by the Adviser and its affiliates as a substitute for direct investment in the types of securities held by the Portfolio. Given the limitation on the types of shareholders who may invest in the Portfolio, and the expected role the Portfolio will play helping to efficiently diversify their investment portfolios, the Portfolio 's Adviser does not anticipate frequent or short-term trading in amounts that would be reasonably likely to have adverse consequences for the Portfolio. For these reasons and given the sophistication of the Portfolio's investors, the Portfolio's Board has not adopted policies and procedures to discourage frequent trading or short-term trading into and out of the Portfolio.




Portfolio Holdings Information
The Portfolio's Annual and Semi-Annual Reports, which contain complete listings of the Portfolio's holdings as of the end of the Portfolio's second and fourth fiscal quarters, and its Quarterly Reports on Form N-Q, which contain complete listings of the Portfolio's holdings as of the end of its first and third fiscal quarters, may be accessed on the SEC's website at www.sec.gov. Annual and Semi-Annual Reports are filed within 70 days, and Quarterly Reports on Form N-Q are filed within 60 days, after the end of the fiscal quarter.



Purchase of Portfolio Shares
Shares of the Portfolio may be purchased any day the NYSE is open.

Purchases should be made in accordance with procedures established by the Portfolio's Transfer Agent, State Street Bank and Trust Company.

Purchase orders for Shares of the Portfolio will receive the NAV next determined after the purchase order is received in proper form by the Transfer Agent.

Payment by federal funds must be received by the Trust's custodian, State Street Bank and Trust Company, by 3:00 p.m. (Eastern time) the next business day following the receipt of the purchase order.

There is no minimum required initial or subsequent investment amount.

The Portfolio reserves the right to cease accepting investments in the Portfolio at any time or to reject any investment order.

Redemption of Portfolio Shares
Shares of the Portfolio may be redeemed any day the NYSE is open.

Redemption requests should be made in accordance with procedures established by the Transfer Agent.

Redemption requests will receive the NAV next determined after the request is received in proper form by the Transfer Agent.

Redemption proceeds will normally be delivered within one business day after a request is received in proper form. Payment may be delayed up to seven days:

o     to allow a purchase order to clear;
o     during periods of market volatility; or
o when a shareholder's trade activity or amount adversely impacts the Portfolio's ability to manage its assets.



You will not accrue interest or dividends on unchased redemption checks from the Portfolio if those checks are undeliverable and returned to the Portfolio.



Redemption in Kind
Although the Portfolio intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Portfolio's portfolio securities.

Confirmations and Account Statements
Shareholders will receive confirmation of purchases and redemptions. In addition, shareholders will receive periodic statements reporting all account activity including dividends and capital gains paid.

Share Certificates
The Trust does not issue share certificates.



Dividends and Distributions
The Portfolio declares dividends daily and pays them monthly to shareholders. Purchases made by wire begin earning dividends on the day the wire is received. Purchases made by check begin earning dividends on the business day after the Portfolio receives the check. In either case, dividends are earned through the day a redemption request is received.

Dividends will be automatically reinvested in additional Shares unless the shareholder has elected cash payments.

Tax Consequences
Portfolio distributions are taxable to the shareholder whether paid in cash or reinvested in the Portfolio. Dividends are taxable at different rates depending on the source of dividend income. Capital gains are taxable at different rates depending upon the length of time the Portfolio holds its assets.



Portfolio distributions are expected to be both dividends and capital gains. Redemptions are taxable sales.


Legal Proceedings


Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund's directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.



Distribution Arrangements

Federated Securities Corp. is the Trust's Placement Agent. It receives no fee for its services.

A Statement of Additional Information (SAI) dated February 28, 2006, is incorporated by reference into this Memorandum. Additional information about the Portfolio and its investments is contained in the Portfolio's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Portfolio Performance discusses market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The SAI contains a description of the Portfolio's policies and procedures with respect to the disclosure of its portfolio securities. Because the Portfolio is offered on a private placement basis, the Memorandum, SAI and Annual and Semi-Annual Reports are not available on Federated's website.



You can obtain information about the Portfolio (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Portfolio information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.
































Investment Company Act No. 811-8519

Cusip 31409N101

30130 (2/06)





                            HIGH-YIELD BOND PORTFOLIO
                       A Portfolio of Federated Core Trust
                    CONFIDENTIAL PRIVATE OFFERING MEMORANDUM
                                     Part B
          (information required in a Statement of Additional Information)

                                February 28, 2006

This Part B is not a prospectus. Read this Part B in conjunction with Part A for High-Yield Bond Portfolio (Portfolio) dated February 28, 2006. This Part B incorporates by reference the Portfolio's Annual Report. Obtain Part A or the Annual Report without charge by calling 1-800-341-7400.





Table of Contents
Portfolio History                              2
Investments, Techniques, Risks and Limitations 2
Massachusetts Partnership Law                 15
Account and Share Information                 15
Management of the Trust                       16
Investment Advisory and Other Services        21
Brokerage Allocation and Other Practices      26
Capital Stock and Other Securities            27
Shareholder Information                       27
Taxation of the Portfolio                     28
Financial Statements                          29
Investment Ratings                            29
Addresses                                     33
Appendix                                      34

Portfolio History

The Portfolio is a diversified portfolio of Federated Core Trust (Trust). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on August 21, 1996. The Trust may offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The Portfolio's investment adviser is Federated Investment Management Company (Adviser).


Investments, Techniques, Risks and Limitations

SECURITIES DESCRIPTIONS AND TECHNIQUES
In addition to the principal securities listed in Part A, the Portfolio may also invest in the following:

Fixed-Income Securities
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Portfolio invests:

CORPORATE DEBT SECURITIES
Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Portfolio may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER
Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the interest rate and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS
Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Portfolio treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

TREASURY SECURITIES
Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

AGENCY SECURITIES
Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Washington Metropolitan Area Transit Authority Bonds.

Other GSE securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association and Tennessee Valley Authority in support of such obligations.

A few GSE securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities. The Portfolio treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency.

Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

ASSET-BACKED SECURITIES
Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass-through certificates. Asset-backed securities have prepayment risks. Asset-backed securities are structured in many ways, including, but not limited to the following:

IOs AND POs
Asset-backed securities may be structured to allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

FLOATERS AND INVERSE FLOATERS
Another variant allocates interest payments between two classes of asset-backed securities. One class (Floaters) receives a share of interest payments based upon a market index such as London Interbank Offered Rate (LIBOR). The other class (Inverse Floaters) receives any remaining interest payments from the underlying pools of obligations. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate risks and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

BANK INSTRUMENTS

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that the Portfolio has the option to exchange for equity securities at a specified conversion price. The option allows the Portfolio to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Portfolio may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Portfolio could realize an additional $2 per share by converting its fixed-income securities.



Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Portfolio to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.



The Portfolio treats convertible securities as fixed-income securities for purposes of its investment policies and limitations, because of their unique characteristics.


Equity Securities
Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Portfolio cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Portfolio may invest:

COMMON STOCKS
Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

PREFERRED STOCKS
Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Portfolio will treat such redeemable preferred stock as a fixed-income security.

INTERESTS IN OTHER LIMITED LIABILITY COMPANIES
Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

REAL ESTATE INVESTMENT TRUSTS (REITS)
REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

WARRANTS
Warrants give the Portfolio the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Portfolio may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.


Foreign Securities
Foreign securities are securities of issuers based outside the United States. The Portfolio considers an issuer to be based outside the United States if:

o |it is organized under the laws of, or has a principal office located in, another country;
o     |the principal trading market for its securities is in another country; or
o |it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.



The foreign securities in which the Portfolio invests may be denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets may also be subject to liquidity risks.



FOREIGN EXCHANGE CONTRACTS
In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Portfolio may enter into spot currency trades. In a spot trade, the Portfolio agrees to exchange one currency for another at the current exchange rate. The Portfolio may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Portfolio's exposure to currency risks.

ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS
American Depositary Receipts, which are traded in United States markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Portfolio may also invest in securities issued directly by foreign companies and traded in U.S. Dollars in United States markets.

FOREIGN GOVERNMENT SECURITIES
Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.


Derivative Contracts
Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Portfolio could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Portfolio from closing out a position. If this happens, the Portfolio will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Portfolio by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Portfolio may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Portfolio and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Portfolio uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Portfolio's exposure to interest rate, stock market, currency and credit risks, and may also expose the Portfolio to liquidity and leverage risks. OTC contracts also expose the Portfolio to credit risks in the event that a counterparty defaults on the contract.

The Portfolio may trade in the following types of derivative contracts, including combinations thereof:

FUTURES CONTRACTS
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. The Portfolio has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Portfolio can buy or sell financial futures, index futures and foreign currency forward contracts.

FOREIGN CURRENCY FORWARD CONTRACTS.
The Portfolio may enter into foreign currency forward contracts to acquire exposure to a specific currency, as a substitute for buying or selling securities or to settle transactions in non-U.S. dollar dominated securities. A foreign currency forward contract is an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Purchased contracts are used to acquire exposure to foreign currencies while contracts to sell are used to hedge the Portfolio's securities against currency fluctuations. The cost to the Portfolio of engaging in foreign currency forward contracts transactions depends on such factors as the currency involved, the size of the contract, the length of the contract and the prevailing market conditions. Foreign currency forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Portfolio. Additionally, the Portfolio may lose money on forward currency transactions if changes in currency rates do not occur as anticipated or if the Portfolio's counterparty to the contract were to default.

OPTIONS
Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including currencies, financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Portfolio may buy/sell the following types of options:

CALL OPTIONS
Call options give the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. The Portfolio may use call options in the following ways:
o Buy call options on indices, individual securities, index futures, currencies (both foreign and U.S. dollar) and financial futures in anticipation of an increase in the value of the underlying asset or instrument; and

o Write call options on indices, portfolio securities, index futures, currencies (both foreign and U.S. dollar) and financial futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Portfolio is exercised, the Portfolio foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

PUT OPTIONS
Put options give the holder the right to sell the underlying asset to the writer of the option. The Portfolio may use put options in the following ways:

o    Buy  put  options  on  indices,   individual  securities,   index  futures,
     currencies (both foreign and U.S. dollar) and financial futures in anticipation of a decrease in the value of the underlying asset; and

o Write put options on indices, portfolio securities, index futures, currencies (both foreign and U.S. dollar) and financial futures to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Portfolio may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

The Portfolio may also buy or write options, as needed, to close out existing option positions.

SWAPS
Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors and collars. Common swap agreements that the Portfolio may use include:

INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed-income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of LIBOR of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

TOTAL RATE OF RETURN SWAPS
Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

CURRENCY SWAPS
Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.



CREDIT DEFAULT SWAPS
A credit default swap (CDS) is an agreement between two parties (Counterparties) whereby one party (Protection Buyer) agrees to make payments over the term of the CDS to another party (Protection Seller), provided that no designated event of default (Event of Default) occurs on a particular bond or with respect to the unsecured credit of an issuer, in general (Reference Instrument). If an Event of Default occurs, the Protection Seller must pay the Protection Buyer the full notional value, or "par value," of the Reference Instrument in exchange for the Reference Instrument or another similar bond issued by the issuer of the Reference Instrument (Deliverable Bond). The Counterparties agree to the characteristics of the Deliverable Bond at the time that they enter into the CDS. The Portfolio may be either the Protection Buyer or the Protection Seller in a CDS. Under normal circumstances, the Portfolio will enter into a CDS for hedging purposes (as Protection Buyer) or to generate additional income (as Protection Seller). If the Portfolio is a Protection Buyer and no Event of Default occurs, the Portfolio will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller). However, if an Event of Default occurs, the Portfolio (as Protection Buyer) will deliver the Deliverable Bond and receive a payment equal to the full notional value of the Reference Instrument, even though the Reference Instrument may have little or no value. If the Portfolio is the Protection Seller and no Event of Default occurs, the Portfolio will receive a fixed rate of income throughout the term of the CDS. However, if an Event of Default occurs, the Portfolio (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Instrument and receive the Deliverable Bond from the Protection Buyer. A CDS may involve greater risks than if the Portfolio invested directly in the Reference Instrument. For example, a CDS may increase credit risk since the Portfolio has exposure to both the issuer of the Reference Instrument and the Counterparty to the CDS.



CAPS AND FLOORS
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

SPECIAL TRANSACTIONS

Repurchase Agreements


Repurchase agreements are transactions in which the Portfolio buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Portfolio's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Portfolio will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.



The Portfolio's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

REVERSE REPURCHASE AGREEMENTS
Reverse repurchase agreements are repurchase agreements in which the Portfolio is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Portfolio. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Portfolio must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions
Delayed delivery transactions, including when-issued transactions, are arrangements in which the Portfolio buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Portfolio to the issuer and no interest accrues to the Portfolio. The Portfolio records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Portfolio. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Securities Lending
The Portfolio may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Portfolio receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Portfolio the equivalent of any dividends or interest received on the loaned securities.

The Portfolio will reinvest cash collateral in securities that qualify as an acceptable investment for the Portfolio. However, the Portfolio must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Portfolio may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to market risks and credit risks.

Inter-Fund Borrowing and Lending Arrangements
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Portfolio and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund. Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Portfolio's Board of Trustees (the "Board"), and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from "failed" trades. All inter-fund loans must be repaid in seven days or less. The Portfolio's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (Repo Rate) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (Bank Loan Rate), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

Hybrid Instruments
Hybrid instruments combine elements of two different kinds of underlying investments. Hybrid instruments can take on many forms including, but not limited to, the following three forms: First, a common form of a hybrid instrument combines elements of derivative contracts with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Secondly, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Lastly, hybrid instruments may include convertible securities with conversion terms related to an underlying asset or benchmark.

Depending on the type of hybrid instrument the risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income, equity or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Portfolio to leverage risks or carry liquidity risks.



CREDIT LINKED NOTES
A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (Note Issuer) that is intended to replicate a single bond, a portfolio of bonds, or with respect to the unsecured credit of an issuer, in general (Reference Instrument). The purchaser of the CLN (Note Purchaser) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Instrument. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (Event of Default) with respect to the Reference Instrument nor a restructuring of the issuer of the Reference Instrument (Restructuring Event) or (ii) the value of the Reference Instrument, if an Event of Default or Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Instrument in the event of an Event of Default or a Restructuring Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Instrument(s). However, almost any type of fixed-income security (including foreign government securities) or derivative contract (such as a credit default swap) can be used as the Reference Instrument.

Asset Coverage
In order to secure its obligations in connection with derivative contracts or special transactions, the Portfolio will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Portfolio's obligations. Unless the Portfolio has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Portfolio to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

INVESTMENT RISKS
There are many factors which may effect an investment in the Portfolio. The Portfolio's principal risks are described in Part A. Risk factors of the acceptable investments listed above are as follows:

Credit Risks
o Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Portfolio will lose money.

o The high-yield bonds in which the Portfolio invests have a higher default risk than investment grade securities. Low-grade bonds are almost always uncollateralized and subordinated to other debt that a firm has outstanding.

o Many fixed-income securities receive credit ratings from nationally recognized rating organizations (NRSROs) such as Standard & Poor's and Moody's Investors Service. These NRSROs assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Portfolio must rely entirely upon the Adviser's credit assessment.

o Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

o Credit risk includes the possibility that a party to a transaction involving the Portfolio will fail to meet its obligations. This could cause the Portfolio to lose the benefit of the transaction or prevent the Portfolio from selling or buying other securities to implement its investment strategy.

Risks of Foreign Investing
o Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

o Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Portfolio and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

o Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions, which could adversely affect the liquidity of the Portfolio's investments.

Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers
o Because the Portfolio may invest in ADRs and other domestically traded securities of foreign companies, The Portfolio's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case. Foreign companies may not provide information as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign companies may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Portfolio and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information concerning companies in the United States.

Emerging Market Risks
o Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their creditworthiness and consequently their prices can be significantly more volatile than prices in developed countries. Emerging market economies may also experience more actual or perceived severe downturns (with corresponding currency devaluations) than developed economies.

o Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Currency Risks
o Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

o The Adviser attempts to manage currency risk by limiting the amount the Portfolio invests in securities denominated in a particular currency. However, diversification will not protect the Portfolio against a general increase in the value of the U.S. dollar relative to other currencies.

Risks Related to the Economy
o The prices of high-yield securities are affected by investor sentiment. The value of the Portfolio's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

Leverage Risks
o Leverage risk is created when an investment exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of the investment magnify the Portfolio's risk of loss and potential gain.

o Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.


Liquidity Risks
o Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Portfolio's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

o Liquidity risk also refers to the possibility that the Portfolio may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Portfolio will be required to continue to hold the security or keep the position open, and the Portfolio could incur losses.

o OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Interest Rate Risks
o Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

o Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Stock Market Risks
o The value of equity securities in the Portfolio's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Portfolio's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Portfolio's Share price may decline.

o The Adviser attempts to manage market risk by limiting the amount the Portfolio invests in each company's equity securities. However, diversification will not protect the Portfolio against widespread or prolonged declines in the stock market.

Call Risks
o Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

o If a fixed-income security is called, the Portfolio may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Risks Associated with Non-Investment Grade Securities
o Securities rated below investment grade, also known as junk bonds, generally entail greater credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices negatively, and their trading market may be more limited.



Risks of Investing in Derivative Contracts and Hybrid Instruments
o The Portfolio's use of derivative contracts and hybrid instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Portfolio invests may not be correlated with changes in the value of the underlying asset or if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be mispriced or improperly valued and, as a result, the Portfolio may need to make increased cash payments to the counterparty. Fourth, derivative contracts and hybrid instruments may cause the Portfolio to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Portfolio, if the value of the Portfolio's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Portfolio's investments. Any such termination of the Portfolio's OTC derivative contracts may adversely affect the Portfolio (for example, by increasing losses and/or costs, and/or preventing the Portfolio from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this Part B, such as interest rate, credit, currency, liquidity and leverage risks.



FUNDAMENTAL INVESTMENT OBJECTIVE
The Portfolio's fundamental investment objective is to seek high current income. The investment objective may not be changed by the Portfolio's Board without shareholder approval.

INVESTMENT LIMITATIONS

Selling Short and Buying on Margin
The Portfolio will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

Issuing Senior Securities and Borrowing Money
The Portfolio will not issue senior securities except that the Portfolio may borrow money directly or through reverse repurchase agreements as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous, and then only in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of the Portfolio's total assets, any such borrowings will be repaid before additional investments are made. The Portfolio will not borrow money or engage in reverse repurchase agreements for investment leverage purposes.

Pledging Assets
The Portfolio will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of borrowing.

Concentration of Investments
The Portfolio will not purchase securities if, as a result of such purchase, 25% or more of its total assets would be invested in any one industry. However, the Portfolio may at any time invest 25% or more of its assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities.

Investing in Commodities
The Portfolio will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

Investing in Real Estate
The Portfolio will not purchase or sell real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.

Lending Cash or Securities
The Portfolio will not lend any of its assets, except portfolio securities up to one-third of its total assets. This shall not prevent the Portfolio from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the Portfolio's investment objective and policies or the Trust's Declaration of Trust.

Underwriting
The Portfolio will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

Diversification of Investments
With respect to 75% of its total assets, the Portfolio will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer. Also, the Portfolio will not purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the Portfolio considers common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.
--------------------------------------------------------------------------------
The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the Investment Company Act of 1940 (1940 Act). The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
--------------------------------------------------------------------------------

Restricted and Illiquid Securities
The Portfolio will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Portfolio cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Portfolio's net assets.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value of total or net assets will not result in a violation of such restriction.


Massachusetts Partnership Law


Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.


Account and Share Information

VOTING RIGHTS
Each Share of the Portfolio gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All Shares of the Portfolio have equal voting rights.



All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Portfolio or class, only Shares of that Portfolio or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding shares of all series entitled to vote.

As of February 1, 2006, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares:

Federated Strategic Income Fund, Boston, MA, owned approximately 64,664,350 Shares (45.94%); Federated Bond Fund, Boston, MA, owned approximately 41,123,511 Shares (29.21%); Federated Capital Income Fund, Boston, MA, owned approximately 16,515,781 Shares (11.73%); and Federated Total Return Bond Fund, Boston, MA, owned approximately 13,271,924 Shares (9.43%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Management of the Trust

BOARD OF TRUSTEES, MANAGEMENT INFORMATION, COMPENSATION

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Portfolio. Where required, the tables separately list Board members who are "interested persons" of the Portfolio (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised five portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of February 1, 2006, the Portfolio's Board and Officers as a group owned less than 1% of the Portfolio's outstanding Shares.


INTERESTED TRUSTEES BACKGROUND AND COMPENSATION

   Name                   Principal Occupation(s) for Past        Aggregate           Total
   Birth Date             Five Years,                          Compensation    Compensation
   Address                Other Directorships Held and       From Portfolio  From Trust and
   Positions Held with    Previous Position(s)                 (past fiscal  Federated Fund
   Trust                                                              year)         Complex
   Date Service Began                                                        (past calendar
                                                                                      year)
   John F. Donahue*       Principal Occupations: Director                $0              $0
   Birth Date: July       or Trustee of the Federated Fund
   28, 1924               Complex; Chairman and Director,
   TRUSTEE                Federated Investors, Inc.
   Began serving:      ------------------------------------
   August 1996
                         Previous Positions: Chairman of
                           the Federated Fund Complex;
                          Trustee, Federated Investment
                         Management Company and Chairman
                          and Director, Federated
                          Investment Counseling.
   Lawrence D. Ellis,     Principal Occupations: Director         $1,226.30        $148,500
   M.D.*                  or Trustee of the Federated Fund
   Birth Date: October    Complex; Professor of Medicine,
   11, 1932               University of Pittsburgh;
   3471 Fifth Avenue      Medical Director, University of
   Suite 1111             Pittsburgh Medical Center
   Pittsburgh, PA         Downtown; Hematologist,
   TRUSTEE                Oncologist and Internist,
   Began serving:         University of Pittsburgh Medical
   August 1996            Center.

                          Other Directorships Held:
                          Member, National Board of
                          Trustees, Leukemia Society of
                          America.

                          Previous Positions: Trustee,
                          University of Pittsburgh;
                          Director, University of
                           Pittsburgh Medical Center.

* John F. Donahue is "interested" due to the positions he holds with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Portfolio's principal underwriter, Federated Securities Corp.


INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

   Name                   Principal Occupation(s) for Past      Aggregate            Total
   Birth Date             Five Years,                        Compensation     Compensation
   Address                Other Directorships Held and               From   From Trust and
   Positions Held with    Previous Position(s)                  Portfolio   Federated Fund
   Trust                                                     (past fiscal          Complex
   Date Service Began                                               year)   (past calendar
                                                                                     year)
   Thomas G. Bigley       Principal Occupation: Director        $1,348.94         $163,350
   Birth Date:            or Trustee of the Federated Fund
   February 3, 1934       Complex.
   15 Old Timber Trail ------------------------------------
   Pittsburgh, PA
   TRUSTEE                Other Directorships Held:
   Began serving:         Director, Member of Executive
   August 1996            Committee, Children's Hospital
                          of Pittsburgh; Director,
                          University of Pittsburgh.

                          Previous Position: Senior
                           Partner, Ernst & Young LLP.
   John T. Conroy, Jr.    Principal Occupations: Director       $1,348.94         $163,350
   Birth Date: June       or Trustee of the Federated Fund
   23, 1937               Complex; Chairman of the Board,
   Investment             Investment Properties
   Properties             Corporation; Partner or Trustee
   Corporation            in private real estate ventures
   3838 North Tamiami     in Southwest Florida.
   Trail
   Suite 402              Previous Positions: President,
   Naples, FL             Investment Properties
   TRUSTEE                Corporation; Senior Vice
   Began serving:         President, John R. Wood and
   August 1996            Associates, Inc., Realtors;
                          President, Naples Property
                          Management, Inc. and Northgate
                          Village Development Corporation.
   Nicholas P.            Principal Occupation: Director        $1,348.94         $163,350
   Constantakis           or Trustee of the Federated Fund
   Birth Date:            Complex.
   September 3, 1939
   175 Woodshire Drive    Other Directorships Held:
   Pittsburgh, PA         Director and Member of the Audit
   TRUSTEE                Committee, Michael Baker
   Began serving:         Corporation (engineering and
   February 1998          energy services worldwide).

                          Previous Position: Partner,
                          Andersen Worldwide SC.
   John F. Cunningham     Principal Occupation: Director        $1,226.30         $148,500
   Birth Date: March      or Trustee of the Federated Fund
   5, 1943                Complex.
   353 El Brillo Way
   Palm Beach, FL         Other Directorships Held:
   TRUSTEE                Chairman, President and Chief
   Began serving:         Executive Officer, Cunningham &
   January 1999           Co., Inc. (strategic business
                          consulting); Trustee Associate,
                          Boston College.

                          Previous Positions: Director,
                          Redgate Communications and EMC
                          Corporation (computer storage
                          systems); Chairman of the Board
                          and Chief Executive Officer,
                          Computer Consoles, Inc.;
                          President and Chief Operating
                          Officer, Wang Laboratories;
                          Director, First National Bank of
                          Boston; Director, Apollo
                          Computer, Inc.
   Peter E. Madden        Principal Occupation: Director        $1,226.30         $148,500
   Birth Date: March      or Trustee of the Federated Fund
   16, 1942               Complex.
   One Royal Palm Way
   100 Royal Palm Way     Other Directorships Held: Board
   Palm Beach, FL         of Overseers, Babson College.
   TRUSTEE
   Began serving:         Previous Positions:
   August 1996            Representative, Commonwealth of
                          Massachusetts General Court;
                          President, State Street Bank and
                          Trust Company and State Street
                          Corporation (retired); Director,
                          VISA USA and VISA International;
                          Chairman and Director,
                          Massachusetts Bankers
                          Association; Director,
                          Depository Trust Corporation;
                          Director, The Boston Stock
                          Exchange.

  Charles F.              Principal Occupations: Director       $1,348.94         $163,350
  Mansfield, Jr.          or Trustee of the Federated Fund
  Birth Date: April       Complex; Management Consultant.
  10, 1945
  80 South Road           Previous Positions: Chief
  Westhampton Beach, NY   Executive Officer, PBTC
  TRUSTEE                 International Bank; Partner,
  Began serving:          Arthur Young & Company (now
  January 1999            Ernst & Young LLP); Chief
                          Financial Officer of Retail
                          Banking Sector, Chase Manhattan
                          Bank; Senior Vice President,
                          HSBC Bank USA (formerly, Marine
                          Midland Bank); Vice President,
                          Citibank; Assistant Professor of
                          Banking and Finance, Frank G.
                          Zarb School of Business, Hofstra
                          University; Executive Vice
                          President DVC Group, Inc.

John E. Murray, Jr.,      Principal Occupations: Director       $1,471.57         $178,200
  J.D., S.J.D.            or Trustee, and Chairman of the
  Birth Date: December    Board of Directors or Trustees,
  20, 1932                of the Federated Fund Complex;
  Chancellor, Duquesne    Chancellor and Law Professor,
  University              Duquesne University; Partner,
  Pittsburgh, PA          Murray, Hogue & Lannis.
  TRUSTEE
  Began serving:          Other Directorships Held:
  August 1996             Director, Michael Baker Corp.
                          (engineering, construction,
                          operations and technical
                          services).

                          Previous Positions: President,
                          Duquesne University; Dean and
                          Professor of Law, University of
                          Pittsburgh School of Law; Dean
                          and Professor of Law, Villanova
                          University School of Law.
  Marjorie P. Smuts       Principal Occupations:  Director      $1,226.30         $148,500
  Birth Date: June 21,    or Trustee of the Federated Fund
  1935                    Complex; Public
  4905 Bayard Street      Relations/Marketing
  Pittsburgh, PA          Consultant/Conference
  TRUSTEE                 Coordinator.
  Began serving:
  August 1996             Previous Positions: National
                          Spokesperson, Aluminum Company
                          of America; television producer;
                          President, Marj Palmer Assoc.;
                          Owner, Scandia Bord.

  John S. Walsh           Principal Occupations:  Director      $1,226.30         $148,500
  Birth Date: November    or Trustee of the Federated Fund
  28, 1957                Complex; President and Director,
  2604 William Drive      Heat Wagon, Inc. (manufacturer
  Valparaiso, IN          of construction temporary
  TRUSTEE                 heaters); President and
  Began serving:          Director, Manufacturers
  January 1999            Products, Inc. (distributor of
                          portable construction heaters);
                          President, Portable Heater
                          Parts, a division of
                          Manufacturers Products, Inc.

                          Previous Position: Vice
                         President, Walsh & Kelly, Inc.




OFFICERS**
   Name                             Principal Occupation(s) and Previous Position(s)
   Birth Date
   Address
   Positions Held with Trust
--------------------------------
   Date Service Began
   John W. McGonigle                Principal Occupations: Executive Vice President and
   Birth Date: October 26, 1938     Secretary of the Federated Fund Complex; Vice
   EXECUTIVE VICE PRESIDENT AND     Chairman, Executive Vice President, Secretary and
   SECRETARY                        Director, Federated Investors, Inc.
   Began serving: November 1997

                                    Previous Positions: Trustee, Federated Investment
                                    Management Company and Federated Investment
                                    Counseling; Director, Federated Global Investment
                                    Management Corp., Federated Services Company and
                                    Federated Securities Corp.
   Richard A. Novak                 Principal Occupations: Principal Financial Officer
   Birth Date: December 25, 1963    and Treasurer of the Federated Fund Complex; Senior
   TREASURER                        Vice President, Federated Administrative Services;
   Began serving: January 2006      Financial and Operations Principal for Federated
                                    Securities Corp., Edgewood Services, Inc. and
                                    Southpointe Distribution Services, Inc.; Senior Vice
                                    President and Controller of Federated Investors, Inc.

                                    Previous Positions: Vice President, Finance of
                                    Federated Services Company; held various financial
                                    management positions within The Mercy Hospital of
                                    Pittsburgh; Auditor, Arthur Anderson & Co.
   John B. Fisher                   Principal Occupations: Vice President of some of the
   Birth Date: May 16, 1956         Portfolios in the Federated Fund Complex; and
   PRESIDENT                        President and Director of the Institutional Sales
   Began serving: November 2004     Division of Federated Securities Corp., which is a
                                    wholly owned subsidiary of Federated. Mr. Fisher is
                                    responsible for the distribution of Federated's
                                    products and services to investment advisors,
                                    insurance companies, retirement plans, and
                                    corporations. In addition, Mr. Fisher serves as
                                    President and Director of Federated Investment
                                    Counseling, a wholly owned subsidiary of Federated
                                    involved in the management of separate accounts and
                                    sub-advised mandates. He is also President,
                                    Technology, Federated Services Corp. responsible for
                                    the technological infrastructure of the various
                                    Federated companies. He is also Director, Edgewood
                                    Securities Corp., as well as Director, Federated
                                    Investors Trust Company.

                                    Previous Positions: Senior Vice President of
                                    Federated Investment Counseling.
   Robert J. Ostrowski              Principal Occupations:  Robert J. Ostrowski joined
   Birth Date: April 26, 1963       Federated in 1987 as an Investment Analyst and became
   CHIEF INVESTMENT OFFICER         a Portfolio Manager in 1990. He was named Chief
   Began serving: May 2004          Investment Officer of taxable fixed-income products
                                    in 2004 and also serves as a Senior Portfolio
                                    Manager. He has been a Senior Vice President of the
                                    Portfolio's Adviser since 1997. Mr. Ostrowski is a
                                    Chartered Financial Analyst. He received his M.S. in
                                    Industrial Administration from Carnegie Mellon
                                    University.

   Richard B. Fisher                Principal Occupations: Vice Chairman or Vice
   Birth Date: May 17, 1923         President of some of the Portfolios in the Federated
   VICE PRESIDENT                   Fund Complex; Vice Chairman, Federated Investors,
   Began serving: November 1997     Inc.; Chairman, Federated Securities Corp.

                                    Previous Positions: President and Director or Trustee
                                    of some of the Portfolios in the Federated Fund
                                    Complex; Executive Vice President, Federated
                                    Investors, Inc. and Director and Chief Executive
                                    Officer, Federated Securities Corp.

   Todd A. Abraham                  Todd A. Abraham is Vice President of the Trust. He
   Birth Date: February 10, 1966    has been a Portfolio Manager since 1995 and a Vice
   VICE PRESIDENT                   President of the Portfolio's Adviser since 1997. Mr.
   Began serving: May 2003          Abraham joined Federated in 1993 as an Investment
                                    Analyst and served as Assistant Vice President from
                                    1995 to 1997. Mr. Abraham served as a Portfolio
                                    Analyst at Ryland Mortgage Co. from 1992-1993. Mr.
                                    Abraham is a Chartered Financial Analyst and received
                                    his M.B.A. in Finance from Loyola College.

   Mark E. Durbiano                 Mark E. Durbiano has been the Fund's Portfolio
   Birth Date: September 21,        Manager since inception. He is Vice President of the
   1959                             Trust. Mr. Durbiano joined Federated in 1982 and has
   VICE PRESIDENT                   been a Senior Portfolio Manager and a Senior Vice
   Began serving: November 1998     President of the Portfolio's Adviser since 1996. From
                                    1988 through 1995, Mr. Durbiano was a Portfolio
                                    Manager and a Vice President of the Portfolio's
                                    Adviser. Mr. Durbiano is a Chartered Financial
                                    Analyst and received his M.B.A. in Finance from the
                                    University of Pittsburgh.

** Officers do not receive any compensation from the Portfolio.

COMMITTEES OF THE BOARD


  Board      Committee             Committee Functions                       Meetings Held
  Committee  Members                                                           During Last
                                                                               Fiscal Year
             John F. Donahue       In between meetings of the full Board,              Six
  Executive  John E. Murray,       the Executive Committee generally may
             Jr., J.D., S.J.D.     exercise all the powers of the full
          ----------------------   Board in the management and direction of
             John S. Walsh         the business and conduct of the affairs
                                   of the Trust in such manner as the
                                   Executive Committee shall deem to be in
                                   the best interests of the Trust.
                                   However, the Executive Committee cannot
                                   elect or remove Board members, increase
                                   or decrease the number of Trustees,
                                   elect or remove any Officer, declare
                                   dividends, issue shares or recommend to
                                   shareholders any action requiring
                                   shareholder approval.
  Audit      Thomas G. Bigley      The purposes of the Audit Committee are            Nine
             John T. Conroy, Jr.   to oversee the accounting and financial
             Nicholas P.           reporting process of the Portfolio, the
             Constantakis          Portfolio`s internal control over
             Charles F.            financial reporting, and the quality,
             Mansfield, Jr.        integrity and independent audit of the
                                   Portfolio`s financial statements. The
                                   Committee also oversees or assists the Board
                                   with the oversight of compliance with legal
                                   requirements relating to those matters,
                                   approves the engagement and reviews the
                                   qualifications, independence and performance
                                   of the Portfolio`s independent registered
                                   public accounting firm, acts as a liaison
                                   between the independent registered public
                                   accounting firm and the Board and reviews the
                                   Portfolio`s internal audit function.
             Thomas G. Bigley      The Nominating Committee, whose members             One
  Nominating John T. Conroy, Jr.   consist of all Independent Trustees,
             Nicholas P.           selects and nominates persons for
             Constantakis          election to the Portfolio`s Board when
             John F. Cunningham    vacancies occur. The Committee will
             Peter E. Madden       consider candidates recommended by
             Charles F.            shareholders, Independent Trustees,
             Mansfield, Jr.        officers or employees of any of the
             John E. Murray, Jr.   Portfolio`s agents or service providers
             Marjorie P. Smuts     and counsel to the Portfolio. Any
             John S. Walsh         shareholder who desires to have an
                                   individual considered for nomination by the
                                   Committee must submit a recommendation in
                                   writing to the Secretary of the Portfolio, at
                                   the Portfolio's address appearing on the back
                                   cover of this Part B. The recommendation
                                   should include the name and address of both
                                   the shareholder and the candidate and
                                   detailed information concerning the
                                   candidate's qualifications and experience. In
                                   identifying and evaluating candidates for
                                   consideration, the Committee shall consider
                                   such factors as it deems appropriate. Those
                                   factors will ordinarily include: integrity,
                                   intelligence, collegiality, judgment,
                                   diversity, skill, business and other
                                   experience, qualification as an "Independent
                                   Trustee," the existence of material
                                   relationships which may create the appearance
                                   of a lack of independence, financial or
                                   accounting knowledge and experience, and
                                   dedication and willingness to devote the time
                                   and attention necessary to fulfill Board
                                   responsibilities.



BOARD OWNERSHIP OF SHARES IN THE PORTFOLIO AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2005
Interested                       Dollar Range of           Aggregate
Board Member Name                  Shares Owned         Dollar Range of
                                in High-Yield Bond      Shares Owned in
                                    Portfolio         Federated Family of
                                                     Investment Companies
John F. Donahue                        None              Over $100,000
Lawrence D. Ellis, M.D.                None              Over $100,000

Independent
Board Member Name
Thomas G. Bigley                       None              Over $100,000
John T. Conroy, Jr.                    None              Over $100,000
Nicholas P. Constantakis               None              Over $100,000
John F. Cunningham                     None              Over $100,000
Peter E. Madden                        None              Over $100,000
Charles F. Mansfield, Jr.              None              Over $100,000
John E. Murray, Jr., J.D.,             None              Over $100,000
S.J.D.
Marjorie P. Smuts                      None              Over $100,000
John S. Walsh                          None              Over $100,000

--------------------------------------------------------------------------------

Investment Advisory and Other Services

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Portfolio.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Portfolio shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.








PORTFOLIO MANAGER INFORMATION
The following information about the Portfolio Managers is provided as of the end of the Portfolio's most recently completed fiscal year.

                                             Total Number of Other
 Other Accounts Managed by                     Accounts Managed/
 Mark Durbiano                                   Total Assets*
 Registered Investment Companies         11 funds / $3,711.88 million
 Other Pooled Investment Vehicles       3 portfolios / $317.78 million
 Other Accounts                          4 accounts / $123.19 million

* None of the Accounts has an advisory fee that is based on the performance of the account.
--------------------------------------------------------------------------------
Dollar value range of shares owned in the Fund:  none.

Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Client Satisfaction and Service, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's benchmark (i.e. Lehman Brothers High Yield 2% Issuer Constrained Index), and on a rolling 3 and 5 calendar year pre-tax total return basis vs. a designated peer group of comparable funds (e.g., a subset of funds in the same category as established by Lipper). These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years; funds with less than one year of performance history under the portfolio manager may be excluded. As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP; IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mr. Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for Taxable Fixed Income funds. A portion of the IPP score is based on Federated's senior management's assessment of team contributions.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Client Satisfaction and Service is assessed by Federated's senior management based on the quality, amount and effectiveness of client support, with input from sales management.

Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. In making this assessment, Federated's senior management considers the following factors: growth of the portfolio manager's funds (assets under management and revenues), net fund flows relative to industry trends for the product category, supporting the appropriate number of funds to improve efficiency and enhance strong fund performance, growth in assets under management and revenues attributable to the portfolio manager's Department, and Departmental expense management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management's judgment. The financial success score is lowered if Federated's overall financial targets are not achieved.



                                              Total Number of Other
 Other Accounts Managed by                      Accounts Managed/
 Nathan Kehm                                      Total Assets*
 Registered Investment Companies           9 funds / $3,100.92 million
 Other Pooled Investment Vehicles          1 portfolio / 60.66 million
 Other Accounts                            2 accounts / $84.68 million

* None of the Accounts has an advisory fee that is based on the performance of the account.
--------------------------------------------------------------------------------
Dollar value range of shares owned in the Fund:  none

Nathan Kehm is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are five weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Client Satisfaction and Service, Research Performance and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's benchmark (i.e. Lehman Brothers High Yield 2% Issuer Constrained Index), and on a rolling 3 and 5 calendar year pre-tax total return basis vs. a designated peer group of comparable funds (e.g., a subset of funds in the same category as established by Lipper). These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years; funds with less than one year of performance history under the portfolio manager may be excluded. As noted above, Nathan Kehm is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Additionally, Mr. Kehm provides research and analytical support for other accounts. The performance of certain of these accounts is excluded when calculating IPP; IPP is calculated with an equal weighting of each account he manages or for which he provides research and analytical support.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Client Satisfaction and Service is assessed by Federated's senior management based on the quality, amount and effectiveness of client support, with input from sales management.

Research performance focuses on the quality of security recommendations, timeliness and other qualitative factors and is assessed by the Chief Investment Officer and other managers in portfolio manager's group.

Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. In making this assessment, Federated's senior management considers the following factors: growth of the portfolio manager's funds (assets under management and revenues), net fund flows relative to industry trends for the product category, supporting the appropriate number of funds to improve efficiency and enhance strong fund performance, growth in assets under management and revenues attributable to the portfolio manager's Department, and Departmental expense management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management's judgment. The financial success score is lowered if Federated's overall financial targets are not achieved.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has structured the portfolio managers' compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.




SERVICES AGREEMENT
Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Portfolio.






CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Portfolio, its Adviser, and its placement agent have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Portfolio Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Portfolio could buy, as well as Shares of the Portfolio, they also contain significant safeguards designed to protect the Portfolio and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.


VOTING PROXIES ON PORTFOLIO SECURITIES
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Portfolio's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.


PROXY VOTING POLICIES
The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.




PROXY VOTING PROCEDURES
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Institutional Shareholder Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs ISS by means of Proxy Voting Guidelines, and ISS may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines). However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, ISS will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS. The Adviser's proxy voting procedures generally permit the Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.




CONFLICTS OF INTEREST
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Portfolio (and its shareholders) and those of the Adviser or placement agent. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Portfolio's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Portfolio holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Portfolio's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.


PROXY VOTING REPORT
A report on Form N-PX of how the Portfolio voted any proxies during the most recent 12-month period ended June 30 is available from the EDGAR database on the SEC's website at www.sec.gov.


PORTFOLIO HOLDINGS INFORMATION


The Portfolio's Annual and Semi-Annual Reports, which contain complete listings of the Portfolio's holdings as of the end of the Portfolio's second and fourth fiscal quarters, and its Quarterly Reports on Form N-Q, which contain complete listings of the Portfolio's holdings as of the end of its first and third fiscal quarters, may be accessed on the SEC's website at www.sec.gov. Annual and Semi-Annual Reports are filed within 70 days, and Quarterly Reports on Form N-Q are filed within 60 days, after the end of the fiscal quarter.



The disclosure policy of the Portfolio and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Portfolio's holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Portfolio may receive nonpublic information about Portfolio holdings for purposes relating to their services. The Portfolio may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies and to commodities exchange clearing corporations in connection with qualifying the Portfolio's Shares for use as margin collateral. Traders or portfolio managers may provide "interest" lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this Part B.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Portfolio. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Portfolio and its shareholders. In that regard, and to address possible conflicts between the interests of Portfolio shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Portfolio, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

PLACEMENT AGENT
The Portfolio's placement agent is Federated Securities Corp., located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

ADMINISTRATOR
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Portfolio. FAS provides these at the following annual rate of the average aggregate daily net assets of all Federated funds as specified below:

                                              Average Aggregate Daily
Maximum Administrative Fee Net Assets of the Federated Funds 0.150 of 1% on the first $5 billion 0.125 of 1% on the next $5 billion 0.100 of 1% on the next $10 billion 0.075 of 1% on assets over $20 billion The administrative fee received during any fiscal year shall be at least $150,000 per portfolio. FAS may voluntarily waive a portion of its fee and may reimburse the Portfolio for expenses.
--------------------------------------------------------------------------------

FAS also provides certain accounting and recordkeeping services with respect to the Portfolio's portfolio investments for a fee based on Portfolio assets plus out-of-pocket expenses.

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Portfolio.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company, the Portfolio's registered transfer agent, maintains all necessary shareholder records.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Portfolio, Ernst & Young LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Portfolio's financial statements and financial highlights are free of material misstatement.

Brokerage Allocation and Other Practices


BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Portfolio's operating expenses. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Portfolio's Board.

Investment decisions for the Portfolio are made independently from those of other accounts managed by the Adviser. Except as noted below, when the Portfolio and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Portfolio and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Portfolio, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Portfolio. Investments for Federated Kaufmann Fund and other accounts managed by that fund's portfolio managers in initial public offerings ("IPO") are made independently from any other accounts, and much of their non-IPO trading may also be conducted independently from other accounts.


RESEARCH SERVICES
Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.



Capital Stock and Other Securities

CAPITAL STOCK
Holders of the Portfolio's shares of beneficial interest will have equal rights to participate in distributions made by the Portfolio, equal rights to the Portfolio's assets upon dissolution and equal voting rights; the Portfolio does not allow cumulative voting. Investors will have no preemptive or other right to subscribe to any additional shares of beneficial interest or other securities issued by the Trust. Shares may be redeemed at any time at net asset value (NAV) with no charge.




Shareholder Information

Beneficial interests in the Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act.

OFFERING PRICE
The Portfolio's NAV per Share fluctuates and is based on the market value of all securities and other assets of the Portfolio.

Market values of the Portfolio's portfolio securities are determined as follows:
o for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

o futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

o for fixed-income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and

o for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker/dealers or other financial institutions that trade the securities.




TRADING IN FOREIGN SECURITIES
Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Portfolio values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Portfolio's Board, although the actual calculation may be done by others.



REDEMPTION-IN-KIND
Although the Portfolio intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Portfolio's portfolio securities.

Because the Portfolio has elected to be governed by Rule 18f-1 under the 1940 Act, the Portfolio is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Portfolio's Board determines that payment should be in kind. In such a case, the Portfolio will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Portfolio determines its NAV. The portfolio securities will be selected in a manner that the Portfolio's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.



Taxation of the Portfolio

The Portfolio intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Portfolio will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by the Portfolio.



The Portfolio is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Portfolio would realize, and to which the shareholder would be subject, in the future.



Financial Statements

The Financial Statements for the Portfolio for the fiscal year ended December 31, 2005 are incorporated herein by reference to the Annual Report to shareholders of High-Yield Bond Portfolio dated December 31, 2005.



Investment Ratings



STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.


MOODY'S INVESTORS SERVICE LONG-TERM DEBT RATINGS
Aaa-- Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A-- Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody's.


FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA--Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB--Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.


MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS
Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


STANDARD AND POOR'S COMMERCIAL PAPER RATINGS
A-1-- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2-- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1--Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F-2-- Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.


A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

aaa--Exceptional. Assigned to issues where the issuer has, in A.M. Best's opinion, an exceptional ability to meet the terms of the obligation.

aa--Very Strong. Assigned to issues where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of the obligation.

a--Strong. Assigned to issues where the issuer has, in A.M. Best's opinion, a strong ability to meet the terms of the obligation.

bbb--Adequate. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb--Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. .

b--Very Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes. .

ccc, cc, c--Extremely Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d--In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

Ratings from "aa" to "ccc" may be enhanced with a "+" (plus) or "-" (minus) to indicate whether credit quality is near the top or bottom of a category. A company's Long-Term Credit Rating also may be assigned an Under Review modifier ("u") that generally is event-driven (positive, negative or developing) and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an ("i") denote indicative ratings. Ratings may also be assigned a Public Data modifier ("pd") which indicates that a company does not subscribe to A.M. Best's interactive rating process.


A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ --Strongest. Assigned to issues where the issuer has, in A.M. Best's opinion, the strongest ability to repay short-term debt obligations.

AMB-1 --Outstanding. Assigned to issues where the issuer has, in A.M. Best's opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 --Satisfactory. Assigned to issues where the issuer has, in A.M. Best's opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 --Adequate. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4 --Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

d--In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

A company's Short-Term Credit Rating also may be assigned an Under Review modifier ("u") that generally is event-driven (positive, negative or developing) and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an ("i") denote indicative ratings.


A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company's rating for an intermediate period, generally defined as the next 12 to 36 months. Public Data Ratings are not assigned an Outlook. Ratings Outlooks are as follows:

Positive--Indicates a company's financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative--Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable--Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

Addresses

High-Yield Bond Portfolio
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Placement Agent
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue,
Pittsburgh, PA 15222-3779

Investment Adviser
Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian, Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600


Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Appendix
The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the
Portfolio:


Custodian
State Street Bank and Trust Company


Securities Lending Agent

State Street Bank and Trust Company



Independent Registered Public Accounting Firm
Ernst & Young LLP


Legal Counsel
Dickstein Shapiro Moran & Oshinsky LLP
Reed Smith LLP


Service Providers
FactSet
Institutional Shareholder Services, Inc.
Wilshire Associates, Inc.


Security Pricing Services

Bear Stearns

FT Interactive Data
Reuters

Standard & Poor's





Ratings Agencies
None



Performance Reporting/Publications


Morningstar, Inc.


NASDAQ
Value Line




Other

Astec Consulting Group, Inc.

Investment Company Institute











Cusip 31409N101

30131 (2/06)





PART C.     OTHER INFORMATION.

Item 23.    Exhibits:

            (a)   (i)         Conformed copy of the Declaration of Trust of
                              the Registrant; (1)
                  (ii)        Conformed copies of Amendment Nos. 1, 2 and 3 to
                              the Declaration of Trust of the Registrant; (6)
                  (iii)       Conformed copy of Amendment No. 4 to the
                              Declaration of Trust of the Registrant; (+)
            (b)   (i)         Copy of the By-Laws of the Registrant; (1)
                  (ii)        Copies of Amendment Nos. 1, 2, 3 and 4 to the
                              By-Laws of the Registrant;(6)
                  (iii)       Copy of Amendment No. 5 to the By-Laws of the
                              Registrant; (7)
                  (iv)        Copy of Amendment No. 6 to
                              the By-Laws of the Registrant (8)
                  (v)         Copy of
                              Amendment No. 6 to the By-Laws of the Registrant
                              (8)
                 (vi)         Copy of Amendment No. 7 to the By Laws of
                              the Registrant (9)
            (c)               Not applicable;
            (d)  (i)          Conformed copy of the Investment
                              Advisory Contract of the Registrant with Exhibits
                              A & B attached thereto (High-Yield Bond Portfolio
                              and Federated Mortgage Core Portfolio; (4)
                  (ii)        Assignment of Registrant's Investment Advisory
                              Contract to Federated Investment Management
                              Company; (4)
                  (iii)       Conformed copy of Amendment to the Investment
                              Advisory Contract of the Registrant; (6)
                  (iv)        Conformed copy of the Investment Advisory Contract
                              of the Registrant with Exhibits A, B and C
                              (Federated Government Pool, Federated Prime Pool
                              and Federated Inflation-Protected Securities Core
                              Fund; (10)
            (e)   (i)         Conformed copy of Exclusive Placement Agent
                              Agreement of High-Yield Bond Portfolio; (2)
                  (ii)        Conformed copy of Amendment to Exclusive Placement
                              Agent Agreement of the Registrant, on behalf of
                              High-Yield Bond Portfolio; (6)
                  (iii)       Conformed copy of Exclusive Placement Agent
                              Agreement of Federated Mortgage Core Portfolio;
                              (4)
                  (iv)        Conformed copy of Amendment to the Exclusive
                              Placement Agent Agreement of the Registrant, on
                              behalf of Federated Mortgage Core Portfolio;(6)
                  (v)         Conformed copy of Exclusive Placement Agent
                              Agreement of the Registrant, on behalf of
                              Federated Prime Pool;(9)
                  (vi)        Conformed copy of Exclusive Placement Agent
                              Agreement of the Registrant, on behalf of
                              Federated Government Pool;(9)
                  (vii)       Conformed copy of Exclusive Placement
                              Agent Agreement of the Registrant, on
                              behalf of Federated
                              Inflation-Protected Securities Core
                              Fund; (+)
            (f)               Not applicable;
            (g)   (i)         Conformed copy of Custodian Agreement and
                              Custodian Fee Schedule of the Registrant; (1)
                  (ii)        Conformed copy of Amendment to the Custodian
                              Agreement of the Registrant; (6)
            (h)   (i)         The Registrant hereby incorporates by
                              reference the conformed copy of the
                              Agreement for Administrative Services,
                              with Exhibit 1 and Amendments 1 and 2
                              attached, between Federated
                              Administrative Services and the
                              Registrant from Item 23(h)(iv)of the
                              Federated Total Return Series, Inc.
                              Registration Statement on Form N-1A,
                              filed with the Commission on November
                              29, 2004.  (File Nos. 33-50773 and
                              811-7115);
                  (ii)        The Registrant hereby incorporates the
                              conformed copy of the Second Amended
                              and Restated Services Agreement, with
                              attached Schedule 1 revised 6/30/04,
                              from Item (h)(vii) of the Cash Trust
                              Series,  Inc. Registration Statement
                              on Form N-1A, filed with the
                              Commission on July 29, 2004. (File
                              Nos. 33-29838 and 811-5843)
                  (iii)       The Registrant hereby incorporates the
                              conformed copy of the Financial
                              Administration and Accounting Services
                              Agreement, with attached Exhibit A
                              revised 6/30/04, from Item (h)(viii)
                              of the Cash Trust Series, Inc.
                              Registration Statement on Form N-1A,
                              filed with the Commission on July 29,
                              2004. (File Nos. 33-29838 and 811-5843)
                  (iv)        The Registrant hereby incorporates by
                              reference the conformed copy of
                              Amendment No. 3 to the Agreement for
                              Administrative Services between
                              Federated Administrative Services
                              Company and the Registrant dated June
                              1, 2005, form Item 23 (h)(ii) of the
                              Cash Trust Series, Inc.  Registration
                              Statement on Form N-1A, filed with the
                              Commission on July 27, 2005.  (File
                              Nos. 33-29838 and 811-58543);
                  (v)         The Registrant hereby incorporates the
                              conformed copy of the Transfer Agency and
                              Service Agreement between the Federated Funds
                              and State Street Bank and Trust Company from
                              Item 23(h)(ix)of the Federated Stock Trust
                              Registration Statement on Form N-1A, filed
                              with the Commission on December 29, 2005.
                              (File Nos. 2-75756 and 811-3385)
            (i)               Not applicable;
            (j)               Not applicable;
            (k)               Not applicable;
            (l)               Form of Written Assurances from Initial
                              Shareholders; (2)
            (m)               Not applicable;
            (n)               Not applicable;
            (o)   (i)         Conformed Copy of Power of Attorney of the
                              Registrant;(5)
                  (ii)        Conformed Copy of Power of Attorney of President
                              of the Registrant (+)
                  (iii)       Conformed Copy of Power of Attorney of Treasurer
                              of the Registrant; (+)
                  (iv)        Conformed Copy of Power of Attorney of Trustee
                              of the Registrant; (+)
            (p)   (i)         The Registrant hereby incorporates the
                              conformed copy of the Federated
                              Investors, Inc. Code of Ethics for
                              Access Persons, effective 1/1/2005,
                              from Item 23(p) of the Money Market
                              Obligations Trust Registration
                              Statement on Form N-1A, filed with the
                              Commission on February 25, 2005.
                              (File Nos. 33-31602 and 811-5950)

----------------------------------------------------------------------
+     All Exhibits have been filed electronically.
----------------------------------------------------------------------

1. Response is incorporated by reference to Registrant's Initial Registration Statement on Form N-1A filed December 30, 1997 (File No. 811-08519).
2. Response is incorporated by reference to Registrant's Amendment No. 1 on Form N-1A filed January 30, 1998 (File No. 811-08519).
3. Response is incorporated by reference to Registrant's Amendment No. 3 on Form N-1A filed April 16, 1999 (File No. 811-08519).
4. Response is incorporated by reference to Registrant's Amendment No. 5 on Form N-1A filed November 22, 1999 (File No. 811-08519).
5. Response is incorporated by reference to Registrant's Amendment No. 6 on Form N-1A filed February 29, 2000 (File No. 811-08519).
6. Response is incorporated by reference to Registrant's Amendment No. 10 on Form N-1A filed February 27, 2003 (File No. 811-08519).
7. Response is incorporated by reference to Registrant's Amendment No. 10 on Form N-1A filed February 26, 2004 (File No. 811-08519).
8. Response is incorporated by reference to Registrant's Amendment No. 12 on Form N-1A filed April 29, 2005 (File No. 811-08519).
9. Response is incorporated by reference to Registrant's Amendment No. 15 on Form N-1A filed October 24, 2005 (File No. 811-08519).
10. Response is incorporated by reference to Registrant's Amendment No. 16 on Form N-1A filed January 10, 2006 (File No. 811-08519).


Item 24.    Persons Controlled by or Under Common Control with
            Registrant:

            None

Item 25.    Indemnification:  (1)
            ---------------

Item 26.    Business and Other Connections of Investment Adviser:

            For a description of the other business of the investment adviser, see the section entitled "Who Manages the Fund?" in Part A. The affiliations with the Registrant of two of the Trustees and two of the Officers of the investment adviser are included in Part B of this Registration Statement under "Who Manages and Provides Services to the Fund?" The remaining Trustees of the investment adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and Mark D. Olson (a principal of the firm, Mark D. Olson & Company, L.L.C. and Partner, Wilson, Halbrook & Bayard, P.A.), 800 Delaware Avenue, P.O. Box 2305, Wilmington, DE 19899-2305.

The remaining Officers of the investment adviser are:

President/ Chief Executive Officer
and Trustee:                                    John  B. Fisher

Vice Chairman:                                  William D. Dawson, III

Senior Vice Presidents:                         J. Scott Albrecht
                                                Joseph M. Balestrino
                                                Jonathan C. Conley
                                                Deborah A. Cunningham
                                                Mark E. Durbiano
                                                Donald T. Ellenberger
                                                Susan R. Hill
                                                Robert M. Kowit
                                                Jeffrey A. Kozemchak
                                                Mary Jo Ochson
                                                Robert J. Ostrowski
                                                Richard Tito

Vice Presidents:                                Todd A. Abraham
                                                Randall S. Bauer
                                                Nancy J.Belz
                                                G. Andrew Bonnewell
                                                Lee R. Cunningham, II
                                                B. Anthony Delserone,Jr.
Eamonn G. Folan
                                                Richard J. Gallo
                                                John T. Gentry
                                                Patricia L. Heagy
                                                William R. Jamison
                                                Nathan H. Kehm
                                                John C. Kerber
                                                J. Andrew Kirschler
                                                Marian R. Marinack
                                                Kevin McCloskey
                                                John W. McGonigle
                                                Natalie F. Metz
                                                Thomas J. Mitchell
                                                Joseph M. Natoli
                                                Mary Kay Pavuk
                                                Jeffrey A. Petro
                                                John Polinski
                                                Ihab L. Salib
                                                Roberto Sanchez-Dahl, Sr.
                                                John Sidawi
                                                Michael W. Sirianni, Jr.
                                                Christopher Smith
                                                Timothy G. Trebilcock
                                                Paolo H. Valle
                                                Stephen J. Wagner
                                                Paige M. Wilhelm
                                                George B. Wright

Assistant Vice Presidents:                      Hanan Callas
                                                Jerome Conner
                                                James R. Crea, Jr.
                                                Karol M. Crummie
                                                Richard Cumberledge
                                                Kathyrn P. Glass
                                                James Grant
                                                Tracey L. Lusk
                                                Ann Manley
                                                Karl Mocharko
                                                Gene Neavin
                                                Bob Nolte
                                                Liam O'Connell
                                                Rae Ann Rice
                                                Brian Ruffner
                                                Kyle D. Stewart
                                                Mary Ellen Tesla
                                                Nichlas S. Tripodes
                                                Mark Weiss

Secretary:                                      G. Andrew Bonnewell

Treasurer:                                      Thomas R. Donahue


Assistant Treasurer:                            Denis McAuley, III

            The business address of each of the Officers of the investment adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the investment advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.

Item 27.    Principal Underwriters:

            (a) Federated Securities Corp. the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant:

                  Cash Trust Series, Inc.; Cash Trust Series II; Federated Adjustable Rate Securities Fund; Federated American Leaders Fund, Inc.; Federated Core Trust; Federated Core Trust II, L.P.; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fixed Income Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated High Income Bond Fund, Inc.; Federated High Yield Municipal Income Fund; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Intermediate Government Fund, Inc. Federated International Series, Inc.; Federated Investment Series Funds, Inc.; Federated Managed Allocation Portfolios; Federated Municipal High Yield Advantage Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Securities Income Trust; Federated Premier Intermediate Municipal Income Fund; Federated Premier Municipal Income Fund; Federated Short-Term Municipal Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Total Return Government Bond Fund; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities
                  Fund: 1-3 Years; Federated U.S. Government Securities Fund:
                  2-5 Years; Federated World Investment Series, Inc.; Intermediate Municipal Trust; Edward Jones Money Market Fund and Money Market Obligations Trust.


         (b)

         (1) (2) (3) Positions and Offices Positions and Offices
  With Distributor                  Name                 With Registrant
---------------------         -----------------       ----------------------

Chairman:                     Richard B. Fisher       Vice President

President-Institutional
Sales and Director:           John B. Fisher

Executive Vice
Vice President, Assistant
Secretary and Director:       Thomas R. Donahue

President-Broker/Dealer
And Director:                 Thomas E. Territ

Vice President, Assistant
Secretary and Director:       Peter J. Germain

Treasurer and Director:       Denis McAuley III

Senior Vice Presidents:       Mark W. Bloss
                              Richard W. Boyd
                              Laura M. Deger
                              Peter W. Eisenbrandt
                              Theodore Fadool, Jr.
                              Christopher Fives
                              James S. Hamilton
                              James M. Heaton
                              Harry J. Kennedy
                              Anne H. Kruczek
                              Amy Michaliszyn
                              Keith Nixon
                              Solon A. Person, IV
                              Colin B. Starks
                              Robert F. Tousignant
                              Paul Uhlman

Vice Presidents:              Irving Anderson
                              Dan Berry
                              John B. Bohnet
                              Edward R. Bozek
                              Jane E. Broeren-Lambesis
                              Bryan Burke
                              Craig Burness
                              David J. Callahan
                              Mark Carroll
                              Dan Casey
                              Scott Charlton
                              Steven R. Cohen
                              Mary J. Combs
                              James Conely
                              Kevin J. Crenny
                              G. Michael Cullen
                              Beth C. Dell
                              Ron Dorman
                              Donald C. Edwards
                              Lee England
                              Timothy Franklin
                              Jamie Getz
                              Scott Gundersen
                              Dayna C. Haferkamp
                              Raymond J. Hanley
                              Vincent L. Harper, Jr.
                              Bruce E. Hastings
                              Christopher L. Johnston
                              Stephen Kittel
                              Michael W. Koenig
                              Ed Koontz
                              Theodore J. Kravits, Jr.
                              Christopher A. Layton
                              Michael H. Liss
                              Michael R. Manning
                              Michael Marcin
                              Martin J. McCaffrey
                              Mary A. McCaffrey
                              Richard C. Mihm
                              Chris Milliken
                              Vincent T. Morrow
                              Doris T. Muller
                              Alec H. Neilly
                              Rebecca Nelson
                              James E. Ostrowski
                              Mark Patsy
                              Thomas A. Peter III
                              Robert F. Phillips
                              Chris Randal
                              Josh Rasmussen
                              Richard A. Recker
                              Christopher Renwick
                              Diane M. Robinson
                              Brian S. Ronayne
                              Timothy A. Rosewicz
                              Thomas S. Schinabeck
                              Edward J. Segura
                              Peter Siconolfi
                              Edward L. Smith
                              John A. Staley
                              Jeffrey A. Stewart
                              Mark Strubel
                              Kevin Stutz
                              William C. Tustin
                              Michael Vahl
                              G. Walter Whalen
                              Stephen White
                              Jeff Wick
                              Patrick M. Wiethorn
                              Lewis Williams
                              Edward J. Wojnarowski
                              Michael P. Wolff

Assistant Vice Presidents:    Lisa A. Toma
                              Robert W. Bauman
                              Charles L. Davis, Jr.
                              Brian F. Palusa
                              William Rose

Secretary:                    C. Todd Gibson

The business address of each of the Officers of Federated Securities Corp. is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

         (c)     Not applicable

Item 28.    Location of Accounts and Records:

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant                          Reed Smith LLP
                                    Investment Management Group (IMG)
                                    Federated Investors Tower
                                    12th Floor
                                    1001 Liberty Avenue
                                    Pittsburgh, PA 15222-3779

(Notices should be sent to the Agent for Service at above address)

                                    Federated Investors Funds
                                    5800 Corporate Drive
                                    Pittsburgh, PA  15237-7000

Federated Administrative Services   Federated Investors Tower
("Administrator")                   1001 Liberty Avenue
                                    Pittsburgh, PA  15222-3779

Federated Investment Management     Federated Investors Tower
Company ("Adviser")                 1001 Liberty Avenue
                                    Pittsburgh, PA  15222-3779

State Street Bank and Trust Company P.O. Box 8600
("Custodian, Transfer Agent         Boston, MA 02266-8600
and Dividend Disbursing
Agent ")

Item 29.    Management Services:

Not applicable.

Item 30.    Undertakings:

            Registrant hereby undertakes to comply with the provisions of
            Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

                                   SIGNATURES

      Pursuant to the requirements of the Investment Company Act of 1940, the Registrant, Federated Core Trust, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 1st day of March, 2006.

                              FEDERATED CORE TRUST

                              BY: /s/ Kary A. Moore
                        Kary A. Moore, Assistant Secretary
                        March 1, 2006